UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2010

Item 1. Reports to Stockholders

Optimum Fund Trust

May 28, 2010

This brochure accompanies an annual report for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust. You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the Funds. Prospectuses for Optimum Fund Trust are available from your financial advisor, online at www.optimummutualfunds.com, or by phone at 800 914-0278. Please read the prospectus carefully before you invest or send money. The figures in the annual report for Optimum Fund Trust represent past results, which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

Annual Report
March 31, 2010

Table of contents

> Portfolio management review
Optimum Fixed Income Fund	1
Optimum International Fund	4
Optimum Large Cap Growth Fund	7
Optimum Large Cap Value Fund	10
Optimum Small-Mid Cap Growth Fund	13
Optimum Small-Mid Cap Value Fund	15
> Performance summary
Optimum Fixed Income Fund	18
Optimum International Fund	22
Optimum Large Cap Growth Fund	24
Optimum Large Cap Value Fund	26
Optimum Small-Mid Cap Growth Fund	28
Optimum Small-Mid Cap Value Fund	30
> Disclosure of Fund expenses	32
> Sector/Country allocations
and top 10 holdings	34
> Financial statements
Statements of net assets	38
Statements of assets and liabilities	80
Statements of operations	81
Statements of changes in net assets	82
Financial highlights	85
Notes to financial statements	109
> Report of independent
registered public accounting firm	126
> Other fund information	127
> Board of trustees and officers addendum	130
> About the organization	132

On January 4, 2010, Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) were sold by a subsidiary of Lincoln National Corporation to Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. Please see your Funds’ prospectus and any supplements thereto for more complete information.

Investments in Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Unless otherwise noted, the views expressed in this report are as of March 31, 2010, and are subject to change at any time. Holdings are as of the date indicated and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

© 2010 Delaware Distributors, L.P.

All third-party trademarks are the property of their respective owners.

Portfolio management review

Optimum Fixed Income Fund

April 6, 2010

Performance review (for the year ended March 31, 2010)
Optimum Fixed Income Fund (Class A shares)	1-year return	+28.24%
Optimum Fixed Income Fund (Institutional Class shares)	1-year return	+28.73%
Barclays Capital U.S. Aggregate Index (benchmark)	1-year return	+7.69%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 18.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

On April 1, 2010, PIMCO replaced TCW Investment Management (TCW) as a sub-adviser to the Fund. TCW was the Fund’s sub-advisor for the entire year ending March 31, 2010. Please see the Supplement to the Fund’s prospectuses, dated March 23, 2010, for more information.

On the heels of a historically difficult prior fiscal period, the stage was set for a strong “snapback” recovery. Such a recovery came to fruition for the fixed income market (as well as the equity market) early in the fiscal year and was the defining element of the period. For example, investors’ apparent risk aversion seemingly eased within weeks of the start of the period — slowly at first, and more quickly as the year progressed. The robust market performance was significantly aided by the U.S. federal government, which acted aggressively to replace the private capital lost in the preceding year with public capital intended to prop up asset prices.

This aggressive action by the government seemed most evident in the mortgage and asset-backed sectors, which were at the epicenter of the meltdown and saw a defection of investors as security prices plunged in 2008. Programs such as the Term Asset-backed Loan Facility (TALF) and Public-Private Investment Program (PPIP) were fully ramped up during this period, employing government-provided leverage in the consumer asset-backed securities (ABS) and nonagency mortgage-backed securities (MBS) markets, respectively. This was aimed at attracting new investors into these largely abandoned sectors. It generally worked as intended, with asset prices recovering some of the ground lost during the previous year.

The Federal Reserve and U.S. Treasury completed their $1.5 billion agency MBS repurchase program at the end of March 2010. The end of the program was well telegraphed and expected by the market, yet some yields (which move inversely to prices) rose modestly in the last few days of March as the prospective departure of the sector’s largest purchaser did have some effects. Nonetheless, the small increase in yields did little to blunt the overall effectiveness of the program.

Somewhat surprisingly, the market recovery that occurred during the year took place despite economic data that were mixed at best. Unemployment remained near 10% for the entire period. Economic growth turned positive, but was characterized by relatively unsustainable increases in inventories rather than final demand. Home prices were roughly stable through the period as well, with lower-priced homes reaching a floor (thanks in part to the home buyer tax credit enacted by the federal government) while higher-priced homes continued to show modest declines. Softness was also seen across a wide variety of other data including consumer confidence, manufacturing output, consumer spending, and capacity utilization. While there was certainly improvement from the lows of 2008, nothing in the data suggested the kind of rebound seen in fixed income, equities, and most other financial assets.

(continues)     1

Portfolio management review

Optimum Fixed Income Fund

DMC

The portion of Optimum Fixed Income Fund managed by DMC employs a diversified “core plus” investment strategy. This means that DMC seeks to invest the core of its assets under management in U.S. investment grade securities, and then strategically allocates other assets to additional fixed income markets. These additional sectors include U.S. high yield bonds as well as established and emerging international markets.

As the reporting period began, investors’ previously deep level of pessimism shifted to a more optimistic outlook, as many investors rediscovered their appetite for risk. The bond market appeared to anticipate better times ahead as prices rose dramatically on virtually all assets across the risk spectrum. We believe the portion of the Fund managed by DMC was well positioned for the shift in investor sentiment, which contributed to the Fund’s overall outperformance of the benchmark.

Specifically, our overweight allocation to investment grade corporate bonds had relatively positive effects on results. Corporate bonds were among the asset classes previously most affected by the credit crisis, as yields on these securities soared to levels rarely seen before (source: Bloomberg). As credit conditions eased, however, investment grade corporate bonds experienced a massive and sustained rally. Within DMC’s portion of the Fund, security selection was a significant positive across many industries, including banking, basic industry, communications, consumer (both cyclicals and noncyclicals), and technology.

Our exposure to high yield and emerging-market debt, which are not included in the benchmark index, also helped the Fund’s relative performance for the year, as these sectors of the market outperformed. Our emphasis on higher-quality credits within the high yield asset class moderated the relative gains, as market returns were progressively stronger within the lower-quality credit categories.

Though we maintained a limited exposure to the sector, emerging-market bonds generally provided another source of strength for the Fund. Our emerging-market focus during the period was on countries that we believed had good fiscal policies in place prior to the downturn, less-distressed economies, or sufficiently flexible economic stimulus programs. These countries tended to experience more-vigorous economic recoveries. Examples include Indonesia, Brazil, and India, among others.

TCW

The portion of Optimum Fixed Income Fund previously managed by TCW was predominantly invested in a combination of agency and nonagency MBS, both of which posted strong results for the period. Given the extraordinarily difficult conditions that the fixed income markets experienced during the previous fiscal year, we were able to purchase many of these assets at attractive valuations.

Nonagency prime and alt-A (or just above subprime) MBS were the largest contributors to relative returns during the period. These assets were purchased at substantial discounts to par, and often enjoyed significant price appreciation. Further, our allocation to agency MBS also contributed to performance, as prices rose at least in part due to the large government purchase program.

Our overall strategy remained consistent over the course of the period, with an emphasis on nonagency MBS. However, we did implement some minor adjustments as market conditions developed. At the beginning of the period, our nonagency holdings were focused primarily in bonds backed by prime and higher-quality alt-A collateral. As was expected, those sectors were among the first to recover. As prices rose toward the end of 2009 and into 2010, we began to move our portion of the Fund out of those sectors and into lower-priced alt-A and subprime collateral that we believed offered better risk-return characteristics at that time.

While there were brief periods within the year that individual sectors underperformed, those periods tended to be short, and bond prices moved overwhelmingly higher across all sectors over the course of the year. Our specific holdings within each sector mattered less than simply investing in each sector and letting the proverbial rising tide lift the boat.

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Portfolio management review

Optimum International Fund

April 6, 2010

Performance review (for the year ended March 31, 2010)
Optimum International Fund (Class A shares)	1-year return	+50.29%
Optimum International Fund (Institutional Class shares)	1-year return	+50.88%
MSCI EAFE Index (benchmark) (gross)	1-year return	+55.20%
MSCI EAFE Index (benchmark) (net)	1-year return	+54.44%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum International Fund, please see the table on page 22.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

BlackRock Advisors, LLC (BlackRock)
Mondrian Investments Partners Limited (Mondrian)

For the fiscal period, the Fund’s benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, advanced +54.44% (net) — an impressive gain on an absolute basis.

Every EAFE region rose by double digits during the Fund’s fiscal year. The United Kingdom rose by 59.5% as most economic indicators showed improvement in 2009. France rose by 50.8%, underperforming the benchmark, as did Germany and Switzerland, returning 51.4% and 54.0%, respectively.

Australia was up 86.7%, benefiting from strength in its financials and materials sectors, together with the strength of its currency. Singapore advanced impressively, driven by improvements in the external environment along with strength in its well-capitalized banking sector and price increases in its property market.

Japan had the worst performance among Asian countries, advancing by 37.9%. Greece experienced sharp underperformance (up just 24.2%) as the government’s near-term liquidity and longer-term solvency issues led to sovereign debt–related concerns that weighed heavily on the market.

Within broader equity markets, and in much more general terms, markets rose substantially during the period as investors began anticipating a recovery from a recession and financial crisis that have affected economies around the world. After bottoming in early March 2009, stocks experienced a significant rebound as risk appetite recovered from extremely pessimistic levels.

The recovery slowed as the year progressed, as investors began questioning the effects of eventual withdrawals of monetary and fiscal stimulus policies. At the same time, fears grew about the headwinds that massive budget deficits across the developed world could cause going forward.

As often happens after recessions and financial crises, stocks that suffered the most during the downturn dramatically outperformed when markets began to recover. Stocks in the financials and materials sectors were among the strongest examples. Once the financial world appeared to have been saved from implosion and an economic recovery seemed probable, the sector rallied. Materials advanced strongly as well driven by Asian demand. Weaker sectors included the more traditionally defensive sectors such as healthcare, telecommunications, and utilities.

BlackRock

For the Fund’s fiscal year, the Fund’s BlackRock sleeve outperformed the Fund’s benchmark, the MSCI EAFE Index. Stock selection was generally strong during the period, with the most significant contributions coming from holdings in the consumer discretionary and energy sectors. Some of our energy holdings (especially those related to the exploration and production of oil and gas) meaningfully outpaced their industry peers, as the demand outlook improved and capacity cuts helped limit conditions of oversupply. Within the consumer discretionary space, we benefited from positions within consumer services, media, and retailing industries that saw strong returns as economic conditions improved.

From a sector point of view, our positioning was generally positive, especially from an overweight in the materials sector, which benefited from rising commodity prices. Underweights in the more defensive healthcare and utilities sectors also had positive effects. In contrast, our cash position (while small) detracted somewhat from total returns, and our overweight in the energy sector also hurt performance compared to that of the index.

Regionally, performance as measured against the benchmark index was positively influenced by our out-of-benchmark exposures to emerging markets and Canada, which outperformed most developed-market constituents of the MSCI EAFE Index. Our underweight in Japan for most of the period also had a positive effect on relative performance.

Turns in the market typically pose significant difficulties for fundamental managers and lead to wide disparities in relative returns immediately before and immediately after the market’s trough. One of the reasons we were able to navigate this environment more effectively than many of our peers was our recognition of oversold conditions and record-high valuation spreads, even as credit markets had already begun to heal. That meant carefully looking back to cyclical industries and stocks that seemed most severely punished in the downturn. This was based on the notion that such holdings were likely to lead the market recovery while offering the most compelling risk-reward opportunities.

Mondrian

The Fund’s Mondrian sleeve lagged the MSCI EAFE Index for the fiscal year. Being defensive value managers, we would not expect to outperform during such an unusually strong fiscal period.

While the effects of our currency holdings were positive, the effects of market selection and stock selection were negative. Our overweight position in the outperforming Singaporean market had a positive effect on performance relative to the index, as were the zero weightings in Greece and Ireland — two countries that underperformed the broader index. Our overweight position in the underperforming telecommunications services sector was unhelpful, as was the underweight position in the relatively strongly performing materials and financials sectors. The effects of stock selection in the financial sector were, however, supportive to our sleeve’s overall returns.

For the fiscal year, the strongest stocks were in Australia and Asia. They included the Australian conglomerate Wesfarmers (up by slightly more than 130%) and the Hong Kong ports and property company Wharf Holdings (gaining 131.1%).

Wesfarmers is a conglomerate with interests in coal, insurance, fertilizers, and chemicals. It also has the largest do-it-yourself chain in Australia. In 2007, it was transformed by its acquisition of the Coles Group in a deal that was finalized at the end of that year. In 2008, there were concerns that the company would not be able to roll over some of its debt refinancing. This was resolved with an equity issue that left its balance sheet in a very strong position. The share price recovered strongly in 2009, helped by commodity prices that helped the earnings of its coal division. There have also been positive signs of improvement in the Coles businesses, with improved sales and encouraging results from the new supermarkets Coles is rolling out. The company has also announced an expansion of its production of “coking coal,” which is used in the manufacture of other substances such as steel and iron.

Wharf Holdings’ principal activities involve the development and management of investment properties and the operation of container terminals. The steady cash flow from its property and ports businesses has allowed the group to increase the scale of its investments in China, particularly in property development. This is expected to become a significant portion of earnings over the next decade.

(continues)     5

Portfolio management review

Optimum International Fund

Stocks that lagged the benchmark during the Fund’s fiscal year included a number of Japanese stocks such as retailer Seven & I Holdings (up 13.3%), insurance company Tokio Marine Holdings (up 18.7%), and the telecommunications company KDDI (gaining 13.5%). Other relatively underperforming names included Chunghwa Telecom in Taiwan (+11.6%) and France Telecom in France (+13.6%). Hongkong Electric Holdings, another underperformer, rose by just 4.5% during the 12 months ending March 31, 2010.

Chunghwa Telecom is a dominant telecommunications operator in Taiwan and is primarily government owned. It has the largest fixed-line business and is the number one mobile operator in that country. It has a strong balance sheet and strong cash flows that support dividend payments. Despite anemic growth prospects, we believe the strong cash flow, high dividend payout, and low risk profile make the stock attractive, though it has underperformed due to the defensive nature of the company and the broader communications sector.

Seven & I Holdings is the fifth-largest retailer globally with more than 30,000 stores. It is the holding company for a comprehensive retail operation including Ito-Yokado (superstores), 7-Eleven Japan, and 7-Eleven Inc. (which also serves the United States). In common with other Japanese retail operators, the company has suffered under the deflationary environment in Japan, coupled with high levels of competition. With the exception of 7-Eleven Japan, the various businesses have generally achieved low profitability. However, we believe the company can translate the success of 7-Eleven across its other stores.

Going forward, we seek to continue managing our portion of the Fund according to the same style we always have: an active, value-oriented defensive style. We plan to seek out securities that show strong potential for long-term income flows. Dividend yield and future real growth will continue playing a central role in our investment decisions, and we believe the dividend component may likely be a meaningful portion of expected total return over time.

Optimum Large Cap Growth Fund

April 6, 2010

Performance review (for the year ended March 31, 2010)
Optimum Large Cap Growth Fund (Class A shares)	1-year return	+52.22%
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	+52.87%
Russell 1000® Growth Index (benchmark)	1-year return	+49.75%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 24.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Fred Alger Management, Inc. (Alger)
T. Rowe Price Associates, Inc. (T. Rowe Price)
Marsico Capital Management, LLC (Marsico)

Early during the fiscal year, the equity markets began to emerge from the deep losses experienced during calendar year 2008 and in the beginning of 2009. From March 2009 through March 2010, equity performance worldwide was remarkable, amid stronger-than-expected corporate earnings and signs of economic stabilization across the globe. While we believe the recession in the United States largely ended in the third quarter of 2009, a full economic recovery in the U.S. is far from complete. Risks remain, however, including a still notably weak housing market, the possibility of higher interest rates in 2010, and the lingering effects of the recession that continue to engender caution among individual investors and companies.

The Russell 1000 Growth Index gained nearly 50% for the 12-month period ending March 31, 2010, with the more cyclical sectors outperforming traditionally defensive sectors in the improving economy. Financials was by far the top-performing sector within the benchmark index, followed by the industrials, business services, and consumer discretionary sectors. The utilities sector was the worst performer, despite posting double-digit returns, followed by the healthcare and consumer staples sectors. Based on returns by Russell’s capitalization-size and investment-style indices, large-cap value stocks outperformed large-cap growth during the period, and among growth stocks, small-caps outperformed large-caps.

Alger

It was a strong year for stocks. In many cases, our analysts were able to identify companies undergoing “positive dynamic change,” where our fundamental outlook for their revenues, earnings, and cash flow exceeded consensus estimates.

Among the most important absolute contributors to our annual performance were Apple and BE Aerospace. Conversely, detracting from overall results were Cephalon and ITT Educational Services.

Apple was the leading absolute contributor to our portion of the Fund’s performance. The company continued to grow impressive revenues and margins during the period. Sales of Mac computers and iPhones primarily drove revenue growth, and we believe the introduction of the new iPad portable tablet computer should be a catalyst for future growth.

BE Aerospace is the leading manufacturer of commercial aircraft and business jet cabin interior products worldwide. The company’s shares declined sharply in 2008, but as the commercial airline business began to recover in 2009, the company received new orders to refurbish and upgrade the first-class and business-class sections of commercial wide-body aircraft. As a result, the shares were unusually strong performers during the past 12 months ending March 31, 2010, more than tripling in price.

Cephalon is a biopharmaceutical company that engages in the discovery, development, and commercialization of products for central nervous system, inflammatory disease, pain, and oncology therapeutic areas. The shares performed poorly as investors became more concerned

(continues)     7

Portfolio management review

Optimum Large Cap Growth Fund

about the success of the Nuvigil launch (follow-on product to Provigil) because of the likely onset of generic competition. As a result of this prospect, we exited the position.

ITT Educational Services provides accredited, technology-oriented undergraduate and graduate degree programs through its ITT Technical Institutes and Daniel Webster College. The negative impact of the ongoing recession and the continuing uncertainty surrounding government support programs (Pell Grants) caused the shares to underperform and detracted from Fund performance. We continued to hold the stock because we believe that enrollment metrics suggest continued strong demand for the company’s programs.

T. Rowe Price

In keeping with our investment strategy, we sought companies during the period that we thought had an above-average rate of earnings growth and the potential ability to pay increasing dividends through strong cash flow.

Stock selection contributed to our relative performance, while sector weightings generally detracted. The financials, industrials and business services, and telecommunication services sectors were our major detractors relative to the benchmark. The information technology, healthcare, and consumer staples sectors were our leading contributors.

Performance among our holdings in the financial sector, the top-performing sector in the benchmark, was the primary detractor from our relative performance. Shares of Northern Trust declined amid weakness in its wealth management, securities lending, and foreign exchange trading businesses. We like the company’s long-term growth outlook, which we believe should benefit when interest rates rise.

Moody’s, the second-largest credit rating agency, saw its stock decline under the weight of regulatory and legal risks. A low interest rate environment has resulted in increased bond issuances and refinancing, but rising costs have slowed earnings growth at the company. As a result, we exited the position during the period.

The industrials and business services sectors were significant detractors within our portion of the Fund, with results largely driven by Danaher, a manufacturer of tools for various professional, medical, industrial, and consumer markets. Danaher did not fully participate in the recent rally, as the company’s diversified end markets left it less leveraged to economic conditions. The fact that we believe the stock is less sensitive to cyclical conditions is the primary reason we continue to hold it in our portfolio.

Tencent Holdings was a leading contributor to performance within our portion of the Fund. The company, China’s largest internet provider, benefited from growing trends in online gaming and instant-messaging markets. Rapid growth of mobile users has also driven company growth. Shares of Baidu, China’s leading internet search provider with more than 60% of the market, increased significantly after Google announced it was leaving the market. Google refused to censor search results and sustained a cyber attack in January that was traced to China.

Pharmacy benefits manager Express Scripts was also a notable contributor within our portion of the Fund. The company benefited from an increasing demand for generic drugs. We believe that the trend toward mail-order prescriptions as a cost-cutting measure in the healthcare sector should further benefit the company.

Contributor to performance Intuitive Surgical, a maker of robotic surgery systems, has consistently met market expectations in a challenging capital equipment environment. A new system launch and a well-executed commercial strategy led to outstanding results for the firm in 2009.

Marsico

As market conditions improved during the Fund’s fiscal period, we continued to rigorously apply our investment strategy — analyzing the competitive landscape using a top-down macroeconomic perspective while employing fundamental research to identify what we believe are high-quality companies with compelling potential for long-term capital appreciation.

We increased our exposure to the financial sector while decreasing our position in the healthcare sector. Stock selection in the diversified financials and banks industries contributed to our portion of the Fund’s performance during the period. JPMorgan Chase was among our largest individual contributors during the year, as it benefited from a consolidation in the investment banking space and less competition, a trend we believe should continue.

Additionally, stock choices in the materials sector were a source of outperformance. In particular, positions in Dow Chemical and BHP Billiton were notable contributors. Dow Chemical realized significant benefit in the period from its restructuring efforts, while BHP Billiton capitalized on emerging-market demand for natural resources.

Stocks in the healthcare sector were a source of underperformance. Positions in Roche Holding and Schering-Plough, both sold during the period, were the largest individual detractors within our portion of the Fund during the period. Both companies declined apparently due to investor concerns about the strength of their product pipelines.

Throughout the year, our portion of the Fund maintained an overweight position in the materials sector, which hampered performance as this turned out to be one of the weakest performing sectors in the benchmark index.

(continues)     9

Portfolio management review

Optimum Large Cap Value Fund

April 6, 2010

Performance review (for the year ended March 31, 2010)
Optimum Large Cap Value Fund (Class A shares)	1-year return	+49.92%
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	+50.47%
Russell 1000® Value Index (benchmark)	1-year return	+53.56%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Large Cap Value Fund please see the table on page 26.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

TCW Investment Management Company (TCW)
Massachusetts Financial Services Company (MFS)

The massive monetary and fiscal stimulus that mobilized in the fourth quarter of 2008, while much debated, eventually achieved the desired effect of stabilizing the U.S. and global monetary panic. The U.S. economy troughed in the first half of 2009, with gross domestic product declining more than 6% in the first quarter and receding 0.7% in the second quarter (source: U.S. Commerce Department).

While job recovery has been slow, the Bureau of Labor Statistics (BLS) just reported a gain of 162,000 jobs in March. Unemployment has stabilized at 9.7% and the BLS has reported a continuation of strong temporary employment activity with positive statistics since September (temporary employment has traditionally been a harbinger for an employment recovery). The equity markets have thus far sustained China’s credit tightening and the economic travails in Greece. Oil has remained stable with crude prices hovering around $80 a barrel, which has kept energy and gas prices relatively low.

The equity markets experienced one of the best bull markets in history, which began in early March 2009, just shy of the Fund’s fiscal year start. With the exception of October 2009 and January 2010, every month in the fiscal period had positive returns (source: Bloomberg). Both the Russell 1000 Value Index and the S&P 500 Index advanced approximately 50%. In general, lower-quality, lower-market-cap, and higher-beta (high risk) stocks outperformed during this period, as the market rose from multiyear lows.

Improved retail sales data was supported largely by the cash-for-clunkers program for much of summer 2009. However, the latter part of 2009 brought improvements without such overt government support. Several major retailers from across the price spectrum, including Target, TJX (parent company to TJ Maxx, Marshalls, and other discount stores), and luxury retailer Saks Fifth Avenue posted improved sales figures during the fourth quarter. In all, retail sales figures came in above Wall Street expectations in both October and November of 2009. (Source: Dow Jones.)

Additionally, the U.S. manufacturing sector further separated itself from previous lows, posting its seventh consecutive month of growth through February 2010 (as indicated by the Institute for Supply Management).

The first quarter of 2010 began on the heels of a nearly year-long “risk rally” during which both the equity and fixed income markets recovered much of the losses they experienced in 2008. The end of the Fund’s fiscal period demonstrated that investors could potentially achieve solid total returns despite their worries that the rally might fizzle in the new year.

TCW

The portion of the Fund managed by TCW benefited from all sector allocations, with the exception of our overweight in telecommunications, which was the worst-performing sector over the fiscal year. Security selection also contributed to outperformance, with large strides achieved in: materials, including United States Steel, MeadWestvaco, Packaging Corporation

of America, and E.I. du Pont de Nemours (DuPont); telecommunications, including Qwest Communications International; and information technology, including Tyco Electronics, KLA-Tencor, and LSI.

Cosmetic company Estée Lauder Companies and semiconductor company KLA-Tencor were completely sold, both realizing approximate gains of 50% from cost. ConocoPhillips was sold from our portion of the Fund, as it met our downside sell discipline and Mattel was sold on the upside as it outperformed relative to the market.

We acted on the attractive prices found in the battered financials sector by adding insurer MBIA and financial services company Morgan Stanley; however, stock selection in financials detracted from the Fund’s performance.

Additionally, as commodity prices fell, there were individual opportunities presented in the energy sector, including exploration and production company Devon Energy, oil service company Baker Hughes, and offshore contract drilling company, Ensco International. Additional initiations included CA and Textron in the information technology and industrials sectors, respectively.

Our underweight in the healthcare and consumer discretionary sectors contributed to our portion of the Fund’s performance. Our overweight in the poorly performing telecommunications sector detracted from performance as did our underweight in the outperforming industrials sector.

The two leading contributors to our section of the Fund’s performance over the fiscal year were Tyco Electronics in the technology sector and hospital company Tenet Healthcare, both of which posted impressive returns. Tyco Electronics outperformed its peers due to better execution and exposure to the rebuilding automotive sector. Tenet Healthcare benefited from a multiyear program meant to increase the quality of care while reducing costs and paying down debt.

The two worst-performing stocks affecting performance were integrated energy company Chevron, which is the second-largest energy company, and Regal Entertainment Group. Chevron’s return lagged the peer group and although it outperformed its largest competitor, Exxon Mobil, it could not keep pace with its smaller competitors. The cash-flow-rich movie theater owner and operator Regal Entertainment, typically a defensive play, lagged the more cyclically tied consumer discretionary stocks.

MFS

During the fiscal period, security selection and, to a lesser extent, an underweighted position in the financial services sector, dampened returns versus the Russell 1000 Value Index within our portion of the Fund. Our positioning in Bank of America detracted from relative performance. We added this stock to the Fund in late 2009, as our confidence in its balance sheet, normalized earnings, and future credit trends had improved from earlier in the year. Bank of America is a large holding within the benchmark index and while we’ve continued to increase our exposure, we remain underweighted.

An overweight position in Bank of New York Mellon, which underperformed the benchmark during the reporting period, hindered relative performance. We believe that shares in Bank of New York Mellon struggled — improvements in its revenue growth profile and its exposure to an improving credit environment was not as significant as other areas of financials, which attracted the interest of investors and performed better. In our opinion, the low interest rate environment is putting pressure on the company’s revenue growth, leading to below-normal earnings in the current period. However, we believe the company has an attractive mix of businesses, generates very good returns over time, has a good balance sheet, and trades for an attractive valuation; therefore, we continue to hold the stock.

Stock selection in the industrial goods and services sector also detracted from relative performance within our portion of the Fund, particularly our position in global security company Lockheed Martin. Lockheed Martin has a sustainable, durable business, a strong balance

(continues)     11

Portfolio management review

Optimum Large Cap Value Fund

sheet, and generates significant free cash flow. Its underperformance last year did not change our positive long-term view of the company and we continue to hold the name as our largest position, given our view of its high-quality characteristics and attractive valuation.

Our cash position was another detractor from relative performance within our portion of the Fund. The Fund holds cash to buy new holdings and provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark index, holding cash hurt performance when compared against the benchmark, which had no cash position.

A combination of stock selection and an underweight position in the energy sector aided relative performance. Our underweight position in Exxon Mobil helped as this stock underperformed the benchmark during the fiscal period. Exxon Mobil, as well as integrated oil stocks as a group, underperformed the market significantly during the period as investors appeared to have rotated into less-defensive areas.

An underweighted position in the utilities and communications sector was another contributor, including our positioning in Verizon Communications, which bolstered relative performance. We sold Verizon during the quarter — its shares lagged the benchmark as we believe investors gravitated toward lower-quality, more-leveraged businesses, due in part to a growing optimism about the potential U.S. economic recovery.

MetLife was also a contributor to our portion of the Fund. A dramatic recovery in the credit markets in the spring of 2009 led to substantial upward revisions in the valuations for a number of MetLife’s investments. With a valuation below book value, the company’s share price reacted positively to these developments.

During the reporting period, our currency exposure was also a contributor to relative performance. All MFS investment decisions are driven by the fundamentals of each individual opportunity, and as such, it is common for us to have different currency exposure than that of the benchmark.

Optimum Small-Mid Cap Growth Fund

April 6, 2010

Performance review (for the year ended March 31, 2010)
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	+64.94%
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	+65.36%
Russell 2500™ Growth Index (benchmark)	1-year return	+63.92%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 28.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Wellington Management Company, LLP (Wellington)
Columbia Wanger Asset Management, L.P. (Columbia WAM)

After continuing their nosedive early in 2009, stocks bounced off their lows in March 2009 and managed one of the most impressive rallies in history. U.S. equities across all styles and capitalizations extended the remarkable rally as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs that it was emerging from the longest and deepest recession since the Great Depression.

Substantial efforts to stimulate global economies over the fiscal year helped to avert a worst-case scenario. Among the most prominent measures in the United States was the Federal Reserve’s continued purchases of mortgage-backed securities issued by Fannie Mae, Freddie Mac, and Ginnie Mae. This helped keep mortgage rates near multidecade lows. The prospects for continuing low rates and healthier corporate earnings seemed to stimulate investors’ appetites for riskier assets, including stocks.

Government intervention — together with easy year-on-year comparisons, lean inventories and staffing, and muted expectations — led companies to post better-than-anticipated earnings. But the attendant seismic shift in sentiment from the extreme anxiety that ushered stocks to multiyear lows in March 2009, to the ebullience that propelled equities to close the fiscal year decisively higher, proved a significant navigational challenge.

While it was a remarkable period for U.S. equities, concerns remain that an extended period of extraordinary monetary and fiscal stimulus may have very severe implications for future inflation as the economy recovers.

Wellington

We adhered to our investment approach, even as company fundamentals seemingly took a back seat to macroeconomic forces in driving stock performance during much of this period. We kept our research resources focused on identifying companies able to sustain superior revenue and earnings growth by virtue of their advantaged market position. We also remained conservative in the assumptions we used to estimate companies’ future earnings and cash flows, as well as in the valuation metrics we employed to set target prices. Against this backdrop, our portion of the Fund experienced positive absolute and relative returns.

Top individual contributors for the period included technology hardware companies Seagate Technology and Jabil Circuit. Seagate, a manufacturer and distributor of disk drives, fixed a weak balance sheet earlier in the period. This removed significant risk to the company’s viability and allowed investors to focus on strong disk drive unit demand and the company’s significant cost-saving initiatives. Jabil Circuit, one of the largest electronic manufacturing services providers, benefited from improving conditions in several key end markets and a healthy relationship with Research In Motion.

Relative detractors included Corinthian Colleges and Advance Auto Parts. Corinthian Colleges is a postsecondary education services company with

(continues)     13

Portfolio management review

Optimum Small-Mid Cap Growth Fund

operations in the U.S. and Canada. Concerns about higher default rates among student borrowers and regulatory pressures weighed on the stock. As a result, we eliminated the position. Auto parts retailer Advance Auto Parts experienced sluggish sales growth, which caused the stock to lag the market. Concerns that spending on growth initiatives would create headwinds for the firm’s turnaround plans led us to sell the stock near the end of the period.

Columbia WAM

We believe the smallest and riskiest stocks tend to jump the most off a deep market bottom as many of these companies are hit the hardest during a bear market. With this in mind, we increased our investment in several of these types of stocks because we believed the potential gains were well worth the additional risk. We believe this approach was the primary driver of outperformance versus the benchmark in our portion of the Fund.

Energy stocks were strong performers during the period, particularly those of oil services providers. Stocks of these companies surged as oil prices rebounded sharply. Underwater well head manufacturer FMC Technologies and offshore drilling contractor Atwood Oceanics were both strong contributors to performance. Both companies are in long-lead-time businesses with large backlogs. The prior sag in oil prices didn’t hurt these stocks very much, and with oil prices rising, offshore drilling is likely to remain strong.

Telecom services stocks were also strong performers for the year. Crown Castle International, an owner of communications towers, was a key contributor to overall return within our portion of the Fund. We believe Crown Castle’s share price was overly depressed due to leverage on the balance sheet. The company was able to raise capital at reasonable rates to repair its balance sheet and therefore have solid revenue growth.

ITT Educational Services was a primary detractor from performance within our portion of the Fund. We have some concerns about the headwinds facing private education companies, which have been caused by regulatory issues. That being said, ITT’s education business has been particularly strong, with fourth-quarter revenues up 34% from the prior year and new student enrollment up 31%. We believe ITT’s private education business model is a strong one.

ESCO Technologies, a maker of electronic meter readers, was down on weaker-than-expected sales. Although the company lagged during the period, we believe its long-term outlook remains bright due to the growing interest in its meter-reading products from several international electric utilities. Additionally, we believe the potential for new U.S. contracts remains strong.

Myriad Genetics, a biotech company involved in genetic diagnostic testing, declined as the sluggish economy caused a sharp deceleration in its revenue growth. We sold our position because we were concerned that its core breast cancer diagnostic market was becoming saturated.

Optimum Small-Mid Cap Value Fund

April 6, 2010

Performance review (for the year ended March 31, 2010)
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	+76.98%
Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	+77.56%
Russell 2500™ Value Index (benchmark)	1-year return	+67.17%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Small-Mid Cap Value Fund please see the table on page 30.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville)
The Killen Group, Inc. (Killen)
Westwood Management Corp. (Westwood)

The market made an astonishing recovery during the Fund’s fiscal year. Early in the reporting period, investors responded favorably to efforts by governments world-wide to stimulate the global economy, and as fears of a systemic failure of the world banking system dissipated and liquidity slowly improved, attention turned toward signs of recovery.

The rally began in March 2009 (just shy of the Fund’s fiscal year start) and carried into the spring and summer of 2009, producing impressive double-digit gains that were led by lower-quality, high-beta (high-risk) stocks. As the year progressed, continuing signs of economic recovery, better-than-expected corporate earnings growth, and improved balance sheets buoyed investor optimism, which led to a solid gain for the equity markets in the fourth quarter of 2009.

By this time, however, many investors seemed to lose their appetite for risk, as they began to price in the potential for less liquidity and higher interest rates in 2010. Specifically, investors began to rotate out of lower-quality, smaller-cap securities into higher-quality, larger-cap securities with sustainable earnings growth potential.

January 2010 began with a selloff in the broad market, as investors digested gains from 2009 and seemed to view sovereign debt problems in Europe and potentially slower economic growth in China as reasons for caution. In February, however, investor sentiment turned as global economic data continued to be supportive of a broad-based global recovery, and the Federal Reserve looked to maintain an accommodative interest rate policy — from zero to 0.25% — for an extended period. In addition, the U.S. Congress passed a healthcare reform bill in March 2010 that did not include a “public option” for healthcare coverage, removing uncertainty about the effect the bill could have on the market.

As of this writing, investors seem to continue to anticipate a smooth recovery, though unemployment in the United States continues to hover just below 10% and is only expected to improve at a modest pace, according to consensus estimates.

Tocqueville

Until Sept. 28, 2009, the Delafield Asset Management, a division of Reich & Tang Asset Management, LLC served as a sub-adviser to Optimum Small-Mid Cap Value Fund. On Sept. 28, 2009, the portfolio management team and certain support staff of Delafield joined Tocqueville Asset Management, L.P. Please see the supplement to the Fund’s prospectuses, dated Sept. 25, 2009, for more information.

We have constructed our portion of the Fund using a bottom-up approach; that is, we focus intently on valuation and analyze cash flows of individual companies in an attempt to invest at prices that we believe undervalue the underlying franchise. This is the strategy that we consistently employ — it also helped drive performance during the Fund’s fiscal year.

(continues)     15

Portfolio management review

Optimum Small-Mid Cap Value Fund

While we generally do not set sector or industry allocation targets for our portion of the Fund, we found several attractive investment opportunities in the materials sector and our relative overweight in that area benefited performance. We were also heavily weighted toward the industrials sector, which rebounded after being among the hardest-hit sectors in the previous fiscal year. We continued to avoid the energy and financial sectors, which hurt performance relative to the benchmark index because these sectors realized dramatic gains during the reporting period.

Flextronics International and Ashland were the leading contributors to performance in our portion of the Fund. Flextronics, with nearly $31 billion in 2009 revenue, is a leading provider of electronic manufacturing services. The company’s shares rebounded strongly during the year as substantial cost reductions contributed to improved performance, and liquidity fears eased. Ashland is a diversified company with specialty chemical, motor oil (Valvoline brand), and material distribution businesses. Its shares rose sharply as profitability strengthened and balance sheet worries diminished.

None of the stocks in our portion of the Fund turned in negative performance for the year. However, our investments in Dun & Bradstreet and Pharmaceutical Product Development generated below-market returns for the year and contributed only modestly to performance. We continue to maintain our Dun & Bradstreet position; however, we exited our Pharmaceutical Product Development position toward the end of the fiscal year because the turnaround we had envisioned did not occur.

Killen

Our contrarian style led us to become more aggressive heading into 2009, and while this did not help performance in the Fund’s previous fiscal year, it contributed to strong gains in this year’s sharp rebound. Our bottom-up philosophy prevented us from becoming overly defensive during the stock market’s weakness, and we were able to purchase solid companies at what we viewed as attractive prices. This enabled us to record attractive absolute and relative returns for the reporting period.

Our investment approach remains the same during both weak and strong markets: We emphasize companies that we believe exhibit a sound long-term operating strategy, strong management, and a solid financial structure, and that are selling at a deep discount to what we believe to be the true value of their business.

Given the broad market strength for the fiscal year, virtually every sector contributed to performance in our sleeve of the Fund. Areas of particular strength included information technology and energy. Both sectors struggled as the economic backdrop weakened in 2008 and early 2009, but when results proved not as bad as previously feared (and in some cases were actually quite healthy on an absolute basis), most of our stocks in these sectors experienced healthy gains.

The weakest sectors during the period were financials and utilities. Financials lagged while still being additive on an absolute basis. Despite low market valuations, the results of most companies in the sector have been strong and should support higher prices in the longer term. Utilities, a small piece of our portion of the Fund, lagged on an absolute basis as demand remained constrained due to economic weakness.

Two stocks that contributed to the Fund’s performance during the fiscal year were Dress Barn and Rudolph Technologies.

We purchased shares of retailer Dress Barn during the economic downturn in the fall of 2008. Dress Barn’s business held up quite well during the recession and the company had the financial ability to complete an attractive acquisition (Tween Brands) during the reporting period. As the economy rebounded, the combined entity performed above expectations and the stock responded in kind. Based on stock price, we began selling our Dress Barn position in the third quarter of the fiscal year. By the end of the fiscal year, we had eliminated the position from our portion of the Fund.

Rudolph Technologies is a semiconductor capital equipment provider. Its business dropped precipitously as the economy weakened and capital expenditures were slashed. We owned the stock prior to the downturn and purchased additional shares as it fell. Our patience was validated as the demand for the company’s products rebounded, as did its stock price. We continue to hold a full position.

Two examples of stocks that underperformed were LaBranche and Granite Construction.

LaBranche is one of the largest specialist market-maker firms on the New York Stock Exchange. The company has been adjusting its business model for several years, trying to adapt to the new era dominated by electronic trading. Ultimately, the transition was unsuccessful as the company was unable to consistently generate profits. We sold the position during the year.

Granite Construction, a civil engineering contractor, has had to contend with state-budget shortfalls and increased competition from smaller contractors. We continue to believe the company should do well in the longer term despite the stock’s underperformance during the period. We maintained the position.

Westwood

With the rescue and stimulus packages instituted by the Fed and U.S. government in late 2008 and early 2009, investor sentiment quickly turned, and the worst-performing stocks of the 12 months prior to the reporting period became the best-performing stocks over the ensuing six months.

The portion of the Fund we manage produced strong absolute performance over the period but lagged the performance of the benchmark Russell 2500 Value Index, primarily because of the rally of high-beta, low-quality stocks that began in March 2009.

Because we do not change our investment approach, our portion of the Fund may underperform in environments in which growth-oriented strategies are in favor, or when high-risk investments perform strongly. However, we focus on high-quality companies with strong fundamental characteristics and visible earnings prospects. The low-quality bias during the period was most pronounced in the consumer discretionary, technology, and real estate investment trust (REIT) sectors.

With regard to specific sectors and holdings, performance relative to the benchmark was aided by our underweight in the relatively poor-performing utilities sector and by our security selection in the materials and processing sector. Utilities generally underperformed because investors sought out more economically sensitive securities. Our holdings in the materials and processing sector benefited from leverage to global commodity demand.

Relative performance was hindered by security selection in the technology sector and by security selection and an underweight in the consumer discretionary sector. These sectors were among the most negatively affected by the low-quality, high-beta rally. Subsequently, they had a large effect on the relative performance of our portion of the Fund because of our focus on high-quality stocks.

Among the best-performing securities in our portion of the Fund for the period were consumer products firm Tupperware Brands, which reported strong sales in Asian markets, and commodity and specialty chemical producer Eastman Chemical, which posted multiple quarterly earnings surprises and benefited from the global recovery.

Our worst-performing securities included computer hardware firm Novell, whose management disappointed investors with an unplanned acquisition. Part of our investment thesis was that the company would return cash to shareholders; however, when the acquisition was announced it became clear management had other ideas for deploying cash. We exited the position during the period.

Regional bank People’s United Financial was another poor performer. The stock declined due to growing concerns about potential losses in the company’s bank loan portfolios. In our opinion, the company has one of the best capitalization levels of all the regional banks in our universe, and we believe investor concerns about credit quality are inappropriate. We continue to hold the stock.

Performance summary

Optimum Fixed Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Fixed Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through March 31, 2010	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+28.24%	+7.05%	+5.98%	+5.90%
Including sales charge	+22.39%	+5.41%	+5.01%	+5.17%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+27.51%	+6.34%	+5.29%	+5.22%
Including sales charge	+23.51%	+5.68%	+5.04%	+5.22%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+27.34%	+6.34%	+5.29%	+5.22%
Including sales charge	+26.34%	+6.34%	+5.29%	+5.22%

Institutional Class (Est. Aug. 1, 2003)	+28.73%	+7.40%	+6.34%	+6.26%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 Investment” chart. Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 18 through 19. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Please see the most recent prospectus for additional information on Class B purchases and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 Investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has voluntarily agreed to reimburse certain expenses and/or waive investment advisory fees in order to prevent total annual fund operating expenses from exceeding 1.00% of the Fund’s average daily net assets from Aug. 1, 2009 until the voluntary cap is discontinued. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.47%	2.12%	2.12%	1.12%
Net expenses
(including fee waivers, if any)	1.35%	2.00%	2.00%	1.00%
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2010

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2010)
Optimum Fixed Income Fund — Institutional Class shares	$10,000	$14,991
Barclays Capital U.S. Aggregate Index	$10,000	$14,028
Optimum Fixed Income Fund — Class A shares	$9,550	$13,995

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and includes the effect of a 4.50% front-end sales charge for Class A shares and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 18 through 19.

The chart also assumes $10,000 invested in the Barclays Capital U.S. Aggregate Index as of Aug. 1, 2003. The Barclays Capital U.S. Aggregate Index is a broad composite of more than 8,500 securities that tracks the investment grade domestic bond market.

(continues)     19

Performance summary

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class B	OBFIX	246118673
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

Performance summary

Optimum International Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum International Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through March 31, 2010	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+50.29%	-8.33%	+2.90%	+7.34%
Including sales charge	+41.60%	-10.14%	+1.69%	+6.38%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+49.42%	-8.93%	+2.24%	+6.64%
Including sales charge	+45.42%	-9.67%	+1.82%	+6.64%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+49.20%	-8.95%	+2.22%	+6.64%
Including sales charge	+48.20%	-8.95%	+2.22%	+6.64%

Institutional Class (Est. Aug. 1, 2003)	+50.88%	-8.01%	+3.25%	+7.71%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 Investment” chart. Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 22 through 23. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Please see the most recent prospectus for additional information on Class B purchases and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 Investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has voluntarily agreed to reimburse certain expenses and/or waive investment advisory fees in order to prevent total annual fund operating expenses from exceeding 1.40% of the Fund’s average daily net assets from Aug. 1, 2009 until the voluntary cap is discontinued. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.86%	2.51%	2.51%	1.51%
Net expenses
(including fee waivers, if any)	1.75%	2.40%	2.40%	1.40%
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2010

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2010)
MSCI EAFE Index (gross)	$10,000	$18,349
MSCI EAFE Index (net)	$10,000	$17,834
Optimum International Fund — Institutional Class shares	$10,000	$16,404
Optimum International Fund — Class A shares	$9,425	$15,111

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge for Class A share and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 22 through 23.

The chart also assumes $10,000 invested in the MSCI EAFE Index as of Aug. 1, 2003. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return reflects the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class B	OBIEX	246118723
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

(continues)     23

Performance summary

Optimum Large Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Large Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through March 31, 2010	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+52.22%	-3.04%	+2.12%	+4.12%
Including sales charge	+43.40%	-4.93%	+0.92%	+3.20%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+51.26%	-3.67%	+1.46%	+3.45%
Including sales charge	+47.26%	-4.54%	+1.03%	+3.45%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+51.26%	-3.67%	+1.46%	+3.45%
Including sales charge	+50.26%	-3.67%	+1.46%	+3.45%

Institutional Class (Est. Aug. 1, 2003)	+52.87%	-2.70%	+2.47%	+4.49%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 Investment” chart. Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 24 through 25. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Please see the most recent prospectus for additional information on Class B purchases and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 Investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has voluntarily agreed to reimburse certain expenses and/or waive investment advisory fees in order to prevent total annual fund operating expenses from exceeding 1.25% of the Fund’s average daily net assets from Aug. 1, 2009 until the voluntary cap is discontinued. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.64%	2.29%	2.29%	1.29%
Net expenses
(including fee waivers, if any)	1.60%	2.25%	2.25%	1.25%
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary

The Fund will be affected primarily by changes in stock prices.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2010

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2010)
Russell 1000 Growth Index	$10,000	$13,305
Optimum Large Cap Growth Fund — Institutional Class shares	$10,000	$13,400
Optimum Large Cap Growth Fund — Class A shares	$9,425	$12,336

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge for Class A shares and the reinvestment of all distributions. Please note additional details on these fees in the “Performance Summary” section of this report, which includes pages 24 through 25.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Aug. 1, 2003. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class B	OBLGX	246118806
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

(continues)     25

Performance summary

Optimum Large Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Large Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through March 31, 2010	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+49.92%	-5.17%	+1.61%	+5.28%
Including sales charge	+41.29%	-7.03%	+0.41%	+4.34%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+48.92%	-5.78%	+0.95%	+4.60%
Including sales charge	+44.92%	-6.59%	+0.51%	+4.60%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+48.76%	-5.79%	+0.95%	+4.59%
Including sales charge	+47.76%	-5.79%	+0.95%	+4.59%

Institutional Class (Est. Aug. 1, 2003)	+50.47%	-4.83%	+1.98%	+5.65%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 Investment” chart. Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 26 through 27. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Please see the most recent prospectus for additional information on Class B purchases and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 Investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has voluntarily agreed to reimburse certain expenses and/or waive investment advisory fees in order to prevent total annual fund operating expenses from exceeding 1.26% of the Fund’s average daily net assets from Aug. 1, 2009 until the voluntary cap is discontinued. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.60%	2.25%	2.25%	1.25%
Net expenses
(including fee waivers, if any)	1.60%	2.25%	2.25%	1.25%
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary

The Fund will be affected primarily by changes in stock prices.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2010

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2010)
Optimum Large Cap Value Fund — Institutional Class shares	$10,000	$14,428
Russell 1000 Value Index	$10,000	$14,105
Optimum Large Cap Value Fund — Class A shares	$9,425	$13,280

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge for Class A shares and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 26 through 27.

The chart also assumes $10,000 invested in the Russell 1000 Value Index as of Aug. 1, 2003. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALVX	246118863
Class B	OBLVX	246118855
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

(continues)     27

Performance summary

Optimum Small-Mid Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Small-Mid Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through March 31, 2010	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+64.94%	-5.99%	+0.35%	+5.25%
Including sales charge	+55.51%	-7.83%	-0.84%	+4.32%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+63.75%	-6.64%	-0.33%	+4.57%
Including sales charge	+59.75%	-7.46%	-0.79%	+4.57%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+63.75%	-6.64%	-0.33%	+4.57%
Including sales charge	+62.75%	-6.64%	-0.33%	+4.57%

Institutional Class (Est. Aug. 1, 2003)	+65.36%	-5.69%	+0.67%	+5.60%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 Investment” chart. Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 28 through 29. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Please see the most recent prospectus for additional information on Class B purchases and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 Investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has voluntarily agreed to reimburse certain expenses and/or waive investment advisory fees in order to prevent total annual fund operating expenses from exceeding 1.55% of the Fund’s average daily net assets from Aug. 1, 2009 until the voluntary cap is discontinued. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	2.26%	2.91%	2.91%	1.91%
Net expenses
(including fee waivers, if any)	1.90%	2.55%	2.55%	1.55%
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary

The Fund will be affected primarily by changes in stock prices.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2010

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2010)
Russell 2500 Growth Index	$10,000	$15,892
Optimum Small-Mid Cap Growth Fund — Institutional Class shares	$10,000	$14,384
Optimum Small-Mid Cap Growth Fund — Class A shares	$9,425	$13,260

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge for Class A shares and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 28 through 29.

The chart also assumes $10,000 invested in the Russell 2500 Growth Index as of Aug. 1, 2003. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASGX	246118872
Class B	OBSGX	246118814
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

(continues)     29

Performance summary

Optimum Small-Mid Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Optimum Small-Mid Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through March 31, 2010	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+76.98%	-6.67%	+0.18%	+6.55%
Including sales charge	+66.72%	-8.50%	-1.00%	+5.61%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+75.64%	-7.28%	-0.48%	+5.86%
Including sales charge	+71.64%	-8.07%	-0.84%	+5.86%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+75.64%	-7.28%	-0.48%	+5.86%
Including sales charge	+74.64%	-7.28%	-0.48%	+5.86%

Institutional Class (Est. Aug. 1, 2003)	+77.56%	-6.32%	+0.55%	+6.92%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 Investment” chart. Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 30 through 31. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Please see the most recent prospectus for additional information on Class B purchases and sales charges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares are sold without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 Investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has voluntarily agreed to reimburse certain expenses and/or waive investment advisory fees in order to prevent total annual fund operating expenses from exceeding 1.50% of the Fund’s average daily net assets from Aug. 1, 2009 until the voluntary cap is discontinued. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	2.22%	2.87%	2.87%	1.87%
Net expenses
(including fee waivers, if any)	1.85%	2.50%	2.50%	1.50%
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary

The Fund will be affected primarily by changes in stock prices.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception), through March 31, 2010

	Starting value (Aug. 1, 2003)	Ending value (Mar. 31, 2010)
Russell 2500 Value Index	$10,000	$16,700
Optimum Small-Mid Cap Value Fund — Institutional Class shares	$10,000	$15,624
Optimum Small-Mid Cap Value Fund — Class A shares	$9,425	$14,390

The chart assumes $10,000 invested in the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge for Class A shares and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 30 through 31.

The chart also assumes $10,000 invested in the Russell 2500 Value Index as of Aug. 1, 2003. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class B	OBSVX	246118764
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

Disclosure of Fund expenses

For the period October 1, 2009 to March 31, 2010

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2009 to March 31, 2010.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/09 to
	10/1/09	3/31/10	Ratio	3/31/10*
Actual Fund Return
Class A	$1,000.00	$1,069.70	1.35%	$6.97
Class B	1,000.00	1,066.10	2.00%	10.30
Class C	1,000.00	1,066.10	2.00%	10.30
Institutional Class	1,000.00	1,071.20	1.00%	5.16
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.35%	$6.79
Class B	1,000.00	1,014.96	2.00%	10.05
Class C	1,000.00	1,014.96	2.00%	10.05
Institutional Class	1,000.00	1,019.95	1.00%	5.04

Optimum International Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/09 to
	10/1/09	3/31/10	Ratio	3/31/10*
Actual Fund Return
Class A	$1,000.00	$1,017.70	1.75%	$8.80
Class B	1,000.00	1,014.10	2.40%	12.05
Class C	1,000.00	1,014.10	2.40%	12.05
Institutional Class	1,000.00	1,018.90	1.40%	7.05
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.21	1.75%	$8.80
Class B	1,000.00	1,012.96	2.40%	12.04
Class C	1,000.00	1,012.96	2.40%	12.04
Institutional Class	1,000.00	1,017.95	1.40%	7.04

*“Expenses Paid During Period” are equal to a Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Optimum Large Cap Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/09 to
	10/1/09	3/31/10	Ratio	3/31/10*
Actual Fund Return
Class A	$1,000.00	$1,118.80	1.60%	$8.45
Class B	1,000.00	1,115.00	2.25%	11.86
Class C	1,000.00	1,115.00	2.25%	11.86
Institutional Class	1,000.00	1,120.50	1.25%	6.61
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.95	1.60%	$8.05
Class B	1,000.00	1,013.71	2.25%	11.30
Class C	1,000.00	1,013.71	2.25%	11.30
Institutional Class	1,000.00	1,018.70	1.25%	6.29

Optimum Large Cap Value Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/09 to
	10/1/09	3/31/10	Ratio	3/31/10*
Actual Fund Return
Class A	$1,000.00	$1,105.70	1.61%	$8.45
Class B	1,000.00	1,102.00	2.26%	11.84
Class C	1,000.00	1,100.90	2.26%	11.84
Institutional Class	1,000.00	1,107.70	1.26%	6.62
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.90	1.61%	$8.10
Class B	1,000.00	1,013.66	2.26%	11.35
Class C	1,000.00	1,013.66	2.26%	11.35
Institutional Class	1,000.00	1,018.65	1.26%	6.34

*“Expenses Paid During Period” are equal to a Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Optimum Small-Mid Cap Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/09 to
	10/1/09	3/31/10	Ratio	3/31/10*
Actual Fund Return
Class A	$1,000.00	$1,136.60	1.90%	$10.12
Class B	1,000.00	1,132.80	2.55%	13.56
Class C	1,000.00	1,132.80	2.55%	13.56
Institutional Class	1,000.00	1,138.70	1.55%	8.26
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,015.46	1.90%	$9.55
Class B	1,000.00	1,012.22	2.55%	12.79
Class C	1,000.00	1,012.22	2.55%	12.79
Institutional Class	1,000.00	1,017.20	1.55%	7.80

Optimum Small-Mid Cap Value Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/09 to
	10/1/09	3/31/10	Ratio	3/31/10*
Actual Fund Return
Class A	$1,000.00	$1,150.90	1.85%	$9.92
Class B	1,000.00	1,145.80	2.50%	13.37
Class C	1,000.00	1,147.10	2.50%	13.38
Institutional Class	1,000.00	1,153.20	1.50%	8.05
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,015.71	1.85%	$9.30
Class B	1,000.00	1,012.47	2.50%	12.54
Class C	1,000.00	1,012.47	2.50%	12.54
Institutional Class	1,000.00	1,017.45	1.50%	7.54

Sector allocations

Optimum Fixed Income Fund
As of March 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Sector	of Net Assets
Agency Collateralized Mortgage Obligations	11.42%
Agency Mortgage-Backed Securities	10.30%
Commercial Mortgage-Backed Securities	3.45%
Convertible Bonds	1.92%
Corporate Bonds	30.17%
Banking	5.63%
Basic Industry	2.03%
Brokerage	1.75%
Capital Goods	1.16%
Communications	5.51%
Consumer Cyclical	2.23%
Consumer Non-Cyclical	2.74%
Electric	2.18%
Energy	3.42%
Finance Companies	1.33%
Insurance	0.59%
Natural Gas	0.44%
Real Estate	0.57%
Technology	0.31%
Transportation	0.28%
Municipal Bonds	0.10%
Non-Agency Asset-Backed Securities	2.96%
Non-Agency Collateralized Mortgage Obligations	17.75%
Regional Authorities	0.38%
Senior Secured Loans	4.39%
Sovereign Agencies	0.75%
Sovereign Debt	3.43%

Percentage
Sector	of Net Assets
Supranational Banks	1.11%
U.S. Treasury Obligations	5.89%
Common Stock	0.07%
Convertible Preferred Stock	0.04%
Preferred Stock	0.16%
Warrant	0.00%
Discount Notes	8.99%
Securities Lending Collateral	5.10%
Total Value of Securities	108.38%
Obligation to Return Securities Lending Collateral	(5.25%)
Liabilities Net of Receivables and Other Assets	(3.13%)
Total Net Assets	100.00%

Country/Sector allocations

Optimum International Fund
As of March 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Country	of Net Assets
Common Stock by Country	96.31%
Australia	5.00%
Belgium	0.57%
Bermuda	0.28%
Brazil	1.46%
Canada	4.62%
China	3.51%
Denmark	1.00%
Finland	0.67%
France	8.51%
Germany	5.82%
Gibraltar	0.12%
India	0.33%
Indonesia	0.21%
Ireland	0.31%
Israel	0.33%
Italy	2.35%
Japan	17.47%
Luxembourg	0.49%
Malaysia	0.62%
Mexico	0.39%
Netherlands	1.89%
New Zealand	0.45%
Norway	0.25%
Philippines	0.23%
Republic of Korea	1.76%
Russia	0.21%
Singapore	2.67%
South Africa	0.83%
Spain	3.76%
Sweden	0.92%
Switzerland	8.19%
Taiwan	2.91%
Thailand	0.37%
United Kingdom	16.88%
United States	0.93%

Percentage
Sector	of Net Assets
Preferred Stock	0.68%
Right	0.00%
Warrant	0.00%
Discount Notes	1.77%
U.S. Treasury Obligations	0.14%
Securities Lending Collateral	12.01%
Total Value of Securities	110.91%
Obligation to Return Securities Lending Collateral	(12.33%)
Receivables and Other Assets Net of Liabilities	1.42%
Total Net Assets	100.00%

Percentage
Common/Preferred Stock and Right by Sector	of Net Assets
Automobiles & Components	2.66%
Banking & Finance	11.49%
Business Services	0.58%
Capital Goods	3.91%
Consumer Durables & Apparel	0.34%
Consumer Services	0.75%
Energy	10.86%
Food & Staples Retailing	8.32%
Food, Beverage & Tobacco	3.61%
Insurance	5.67%
Materials	9.54%
Media	1.91%
Pharmaceuticals & Biotechnology	8.90%
Real Estate	1.44%
Semiconductors	2.50%
Technology & Equipment	4.73%
Telecommunication Services	10.12%
Transportation & Shipping	4.54%
Utilities	5.12%
Total	96.99%

(continues)     35

Sector allocations and top 10 holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Large Cap Growth Fund
As of March 31, 2010

Percentage
Sector	of Net Assets
Common Stock²	95.83%
Consumer Discretionary	15.19%
Consumer Staples	1.63%
Energy	7.24%
Financial Services	16.02%
Health Care	10.25%
Materials & Processing	6.92%
Producer Durables	8.80%
Technology	29.40%
Utilities	0.38%
Limited Partnerships	0.37%
Preferred Stock	0.15%
Discount Notes	2.88%
U.S. Treasury Obligations	0.24%
Securities Lending Collateral	7.03%
Total Value of Securities	106.50%
Obligation to Return Securities Lending Collateral	(7.19%)
Receivables and Other Assets Net of Liabilities	0.69%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Apple	5.37%
Google Class A	3.20%
JPMorgan Chase	2.43%
Hewlett-Packard	2.00%
Amazon.com	1.98%
Cisco Systems	1.88%
MasterCard Class A	1.74%
Visa Class A	1.69%
McDonald’s	1.67%
Intel	1.51%

Optimum Large Cap Value Fund
As of March 31, 2010

Percentage
Sector	of Net Assets
Common Stock	98.49%
Consumer Discretionary	9.86%
Consumer Staples	10.33%
Energy	12.14%
Financials	18.68%
Health Care	10.20%
Industrials	12.99%
Information Technology	9.71%
Materials	6.26%
Telecommunications	5.40%
Utilities	2.92%
Discount Notes	1.16%
U.S. Treasury Obligations	0.09%
Securities Lending Collateral	7.87%
Total Value of Securities	107.61%
Obligation to Return Securities Lending Collateral	(8.04%)
Receivables and Other Assets Net of Liabilities	0.43%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
JPMorgan Chase	3.20%
AT&T	2.65%
Chevron	2.37%
International Business Machines	2.30%
Pfizer	2.19%
Travelers	2.13%
Lockheed Martin	2.11%
Intel	1.78%
Phillip Morris International	1.48%
Bank of New York Mellon	1.47%

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Small-Mid Cap Growth Fund
As of March 31, 2010

Percentage
Sector	of Net Assets
Common Stock²	98.68%
Consumer Discretionary	22.43%
Consumer Staples	1.50%
Energy	4.49%
Financial Services	9.17%
Health Care	15.27%
Materials & Processing	2.78%
Producer Durables	16.00%
Technology	25.29%
Utilities	1.75%
Warrants	0.00%
Discount Notes	1.55%
U.S. Treasury Obligations	0.13%
Security Lending Collateral	10.42%
Total Value of Securities	110.78%
Obligation to Return Securities Lending Collateral	(10.64%)
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Informatica	1.43%
Nordson	1.35%
SBA Communications Class A	1.34%
Crown Castle International	1.32%
Polycom	1.25%
tw telecom	1.24%
Mettler-Toledo International	1.18%
Hanesbrands	1.07%
SXC Health Solutions	1.01%
BE Aerospace	0.99%

Optimum Small-Mid Cap Value Fund
As of March 31, 2010

Percentage
Sector	of Net Assets
Common Stock	91.54%
Basic Industry	17.50%
Business Services	4.75%
Capital Spending	9.86%
Consumer Cyclical	8.16%
Consumer Services	5.57%
Consumer Staples	2.47%
Energy	5.72%
Financial Services	11.26%
Health Care	4.84%
Real Estate	0.70%
Technology	17.76%
Transportation	1.23%
Utilities	1.72%
Discount Notes	6.64%
U.S. Treasury Obligations	0.54%
Securities Lending Collateral	6.75%
Total Value of Securities	105.47%
Obligation to Return Securities Lending Collateral	(6.90%)
Receivables and Other Assets Net of Liabilities	1.43%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Ethan Allen Interiors	1.90%
Flextronics International	1.66%
Southern Union	1.47%
Checkpoint Systems	1.40%
Collective Brands	1.38%
Albany International	1.32%
Kennametal	1.18%
Foot Locker	1.15%
Eastman Chemical	1.13%
Barnes Group	1.12%

Statements of net assets

Optimum Fixed Income Fund
March 31, 2010

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations – 11.42%
Fannie Mae Grantor Trust
•	Series 1999-T2 A1
	7.50% 1/19/39	USD	26,479	$28,357
	Series 2001-T8 A2
	9.50% 7/25/41		14,068	15,207
	Series 2002-T4 A3
	7.50% 12/25/41		94,108	107,283
	Series 2004-T1 1A2
	6.50% 1/25/44		40,082	43,940
Fannie Mae REMICs
	Series 1996-46 ZA
	7.50% 11/25/26		25,176	27,627
	Series 1999-19 PH
	6.00% 5/25/29		698,449	748,868
	Series 2001-14 Z
	6.00% 5/25/31		50,323	54,658
	Series 2002-90 A1
	6.50% 6/25/42		18,337	20,102
	Series 2002-90 A2
	6.50% 11/25/42		72,040	78,974
	Series 2003-122 AJ
	4.50% 2/25/28		86,745	89,817
	Series 2005-22 HE
	5.00% 10/25/33		740,000	777,868
	Series 2005-29 QD
	5.00% 8/25/33		816,000	857,920
	Series 2005-54 AK
	4.50% 9/25/32		626,253	655,755
	Series 2005-94 YD
	4.50% 8/25/33		1,480,000	1,519,530
	Series 2005-110 MB
	5.50% 9/25/35		589,889	623,796
	Series 2007-30 OE
	0.881% 4/25/37		10,677,476	9,065,902
	Series 2008-24 ZA
	5.00% 4/25/38		16,574,120	15,918,189
«•	Series 2009-2 AS
	5.454% 2/25/39		36,199,756	2,686,876
«•	Series 2009-68 SA
	6.504% 9/25/39		5,374,179	518,966
	Series 2009-94 AC
	5.00% 11/25/39		400,000	403,844
Fannie Mae Whole Loan
	Series 2004-W4 A5
	5.50% 6/25/34		3,000,000	3,167,813
	Series 2004-W9 2A1
	6.50% 2/25/44		50,369	55,217
	Series 2004-W11 1A2
	6.50% 5/25/44		143,022	156,788
	Series 2004-W15 1A1
	6.00% 8/25/44		236,651	254,917
Freddie Mac REMICs
	Series 1730 Z
	7.00% 5/15/24		157,213	165,001
	Series 2165 PE
	6.00% 6/15/29		730,333	789,102
	Series 2326 ZQ
	6.50% 6/15/31		287,591	313,719
	Series 2497 BM
	5.00% 2/15/22		100,806	103,589
	Series 2504 J
	5.50% 5/15/16		324,689	326,944
	Series 2557 WE
	5.00% 1/15/18		732,415	786,169
	Series 2662 MA
	4.50% 10/15/31		145,012	150,857
	Series 2755 LE
	4.00% 9/15/30		557,000	582,497
	Series 2762 LG
	5.00% 9/15/32		2,000,000	2,119,025
	Series 2802 NE
	5.00% 2/15/33		700,000	740,145
	Series 2827 TE
	5.00% 4/15/33		1,335,000	1,409,461
	Series 2840 OE
	5.00% 2/15/33		1,800,000	1,907,770
	Series 2864 PE
	5.00% 6/15/33		1,095,000	1,157,963
	Series 2869 BG
	5.00% 7/15/33		224,000	236,944
	Series 2881 TE
	5.00% 7/15/33		1,080,000	1,141,763
	Series 2889 OG
	5.00% 5/15/33		117,000	123,448
	Series 2890 PC
	5.00% 7/15/30		265,000	281,997
	Series 2890 PD
	5.00% 3/15/33		1,265,000	1,334,705
	Series 2893 PD
	5.00% 2/15/33		65,000	68,603
	Series 2915 KD
	5.00% 9/15/33		447,000	471,328
	Series 2938 ND
	5.00% 10/15/33		1,050,000	1,112,496
	Series 2939 PD
	5.00% 7/15/33		665,000	704,295
	Series 2941 XD
	5.00% 5/15/33		2,690,000	2,842,361
	Series 2987 KG
	5.00% 12/15/34		1,430,000	1,506,440
	Series 3022 MB
	5.00% 12/15/28		260,000	272,675
	Series 3131 MC
	5.50% 4/15/33		445,000	476,658
	Series 3143 BC
	5.50% 2/15/36		8,000,000	8,382,316
	Series 3145 LN
	4.50% 10/15/34		1,174,214	1,237,383
«•	Series 3289 SA
	6.52% 3/15/37		8,098,988	747,338
	Series 3337 PB
	5.50% 7/15/30		505,000	529,234

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Freddie Mac REMICs
	Series 3476 Z
	5.50% 7/15/38	USD	10,957,699	$11,192,744
	Series 3626 MA
	5.00% 2/15/30		3,656,429	3,909,713
t	Freddie Mac Structured Pass
	Through Securities
	Series T-54 2A
	6.50% 2/25/43		31,856	34,923
	Series T-58 2A
	6.50% 9/25/43		17,545	19,291
«•	GNMA
	Series 2007-64 AI
	6.31% 10/20/37		29,932,373	2,596,244
	Series 2008-65 SB
	5.76% 8/20/38		10,594,544	933,964
	Series 2009-2 SE
	5.58% 1/20/39		27,927,550	2,367,502
Total Agency Collateralized
	Mortgage Obligations
	(cost $82,354,002)			90,954,821

Agency Mortgage-Backed Securities – 10.30%
	Fannie Mae
	5.50% 1/1/13		107,486	109,408
	5.50% 3/1/37		611,249	641,057
	5.50% 7/1/37		1,618,649	1,697,582
	6.50% 8/1/17		76,547	82,566
•	Fannie Mae ARM
	3.044% 10/1/33		57,560	59,772
	4.995% 8/1/35		225,067	237,366
	5.139% 11/1/35		352,608	371,130
	5.928% 8/1/37		512,754	538,680
	6.026% 7/1/37		1,422,494	1,490,160
	Fannie Mae Relocation 30 yr
	5.00% 11/1/33		25,033	25,646
	5.00% 1/1/34		90,904	93,126
	5.00% 2/1/34		27,142	27,806
	5.00% 8/1/34		80,495	82,463
	5.00% 11/1/34		134,355	137,641
	5.00% 4/1/35		208,980	214,091
	5.00% 10/1/35		159,176	163,069
	5.00% 1/1/36		400,716	410,516
	Fannie Mae S.F. 15 yr
	4.50% 8/1/18		646,457	680,604
	4.50% 7/1/20		1,456,329	1,530,979
	5.00% 5/1/21		171,721	182,932
	Fannie Mae S.F. 15 yr TBA
	5.50% 4/1/25		3,865,000	4,133,737
	Fannie Mae S.F. 20 yr
	5.50% 7/1/24		622,043	660,848
	5.50% 10/1/24		194,640	206,782
	5.50% 12/1/24		661,458	702,721
	Fannie Mae S.F. 30 yr
	4.50% 3/1/39		423,091	424,575
	5.00% 12/1/36		443,010	458,274
	5.00% 12/1/37		350,699	362,270
	5.00% 1/1/38		557,262	575,648
	5.00% 2/1/38		262,684	271,351
	5.50% 12/1/32		404,663	429,581
	5.50% 7/1/33		1,022,010	1,084,623
	5.50% 12/1/33		164,609	174,694
	5.50% 4/1/34		2,415,877	2,560,806
	5.50% 5/1/34		709,712	753,193
	5.50% 6/1/34		852,182	902,527
	5.50% 7/1/34		1,421,990	1,505,998
	5.50% 2/1/35		4,158,537	4,410,808
	5.50% 9/1/36		1,938,474	2,052,995
	6.00% 9/1/36		451,372	481,775
	6.00% 8/1/38		2,679,120	2,849,117
	6.50% 11/1/33		32,484	35,809
	6.50% 2/1/36		697,522	765,408
	6.50% 3/1/36		1,277,036	1,387,799
	6.50% 6/1/36		1,446,485	1,571,946
	6.50% 8/1/36		959,909	1,043,166
	6.50% 4/1/37		1,014,373	1,100,768
	6.50% 2/1/38		1,650,782	1,791,030
	7.00% 2/1/38		1,006,166	1,115,461
	7.00% 3/1/38		1,116,162	1,237,405
	7.50% 3/1/32		1,498	1,697
	7.50% 4/1/32		6,409	7,263
	7.50% 6/1/32		4,748	5,381
	Fannie Mae S.F. 30 yr TBA
	4.00% 4/1/40		4,600,000	4,666,124
	4.50% 4/1/40		1,135,000	1,177,208
	4.50% 4/1/40		3,020,000	3,026,608
•	Freddie Mac ARM
	2.643% 12/1/33		116,853	120,923
	3.417% 4/1/34		7,812	8,142
	5.511% 2/1/38		1,416,543	1,501,287
	5.693% 7/1/36		221,381	233,735
	5.803% 5/1/37		931,867	985,715
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33		3,828	3,928
	Freddie Mac S.F. 15 yr
	4.50% 5/1/20		827,449	869,734
	5.00% 6/1/18		270,472	287,466
	Freddie Mac S.F. 15 yr TBA
	5.00% 4/1/25		4,500,000	4,750,312
	Freddie Mac S.F. 20 yr
	5.50% 10/1/23		501,120	533,388
	5.50% 8/1/24		119,180	126,781
	Freddie Mac S.F. 30 yr
	5.00% 4/1/35		488,152	507,412
	5.00% 7/1/38		606,125	626,691
	6.50% 11/1/33		65,069	71,617
	6.50% 1/1/35		366,660	404,248
	6.50% 5/1/37		45,776	49,839
	6.50% 8/1/38		416,097	452,813
	7.00% 1/1/38		407,428	452,971

(continues)     39

Statements of net assets

Optimum Fixed Income Fund

			Principal		Value
			Amount°		(U.S. $)
Agency Mortgage-Backed Securities (continued)
	Freddie Mac S.F. 30 yr TBA
		5.00% 4/1/40	USD	1,035,000	$1,068,638
		5.50% 4/1/40		4,260,000	4,498,296
		6.00% 4/1/40		7,550,000	8,100,915
		6.50% 4/1/40		2,755,000	2,994,770
	GNMA I S.F. 30 yr
		7.00% 12/15/34		584,152	643,596
	GNMA II 6.00% 4/20/34			38,348	41,378
Total Agency Mortgage-
	Backed Securities
	(cost $79,157,943)				82,046,585

Commercial Mortgage-Backed Securities – 3.45%
	#American Tower Trust 144A
		Series 2007-1A AFX
		5.42% 4/15/37		420,000	444,150
		Series 2007-1A D
		5.957% 4/15/37		120,000	126,300
	Bank of America Commercial
		Mortgage Securities
	•	Series 2004-3 A5
		5.414% 6/10/39		415,000	435,368
	•	Series 2005-1 A5
		5.135% 11/10/42		1,620,000	1,692,531
	•	Series 2005-6 A4
		5.179% 9/10/47		1,615,000	1,681,004
		Series 2006-4 A4
		5.634% 7/10/46		595,000	603,249
	Bear Stearns Commercial
		Mortgage Securities
	•	Series 2005-PW10 A4
		5.405% 12/11/40		875,000	895,929
	•	Series 2005-T20 A4A
		5.15% 10/12/42		1,835,000	1,896,205
	•	Series 2006-PW12 A4
		5.719% 9/11/38		895,000	934,883
		Series 2006-PW14 A4
		5.201% 12/11/38		1,000,000	999,615
		Series 2007-PW15 A4
		5.331% 2/11/44		630,000	606,997
	•	Series 2007-PW16 A4
		5.719% 6/11/40		320,000	315,875
•	Commercial Mortgage
		Loan Trust Series
		2008-LS1 A4B
		6.02% 12/10/49		1,140,000	1,120,504
t	Commercial Mortgage Pass
		Through Certificates
	•#	Series 2001-J1A A2
		144A 6.457% 2/16/34		239,065	243,914
	•	Series 2005-C6 A5A
		5.116% 6/10/44		550,000	568,625
		Series 2006-C7 A2
		5.69% 6/10/46		260,000	266,856
•	Credit Suisse Mortgage
		Capital Certificates
		Series 2006-C1 AAB
		5.549% 2/15/39		140,000	146,160
#	Crown Castle Towers
		Series 2006-1A B 144A
		5.362% 11/15/36		675,000	713,813
	General Electric Capital
		Commercial Mortgage
		Series 2002-1A A3
		6.269% 12/10/35		325,000	345,433
	Goldman Sachs Mortgage
		Securities II
	•	Series 2004-GG2 A6
		5.396% 8/10/38		570,000	594,496
		Series 2005-GG4 A4
		4.761% 7/10/39		510,000	506,114
		Series 2005-GG4 A4A
		4.751% 7/10/39		1,215,000	1,226,706
	•	Series 2006-GG6 A4
		5.553% 4/10/38		500,000	502,516
	@•#	Series 2006-RR3 A1S
		144A 5.661% 7/18/56		505,000	151,500
	•#	Series 2007-GG10 J
		144A 5.805% 8/10/45		1,956,000	34,230
	Greenwich Capital
		Commercial Funding
	•	Series 2004-GG1 A7
		5.317% 6/10/36		265,000	278,631
	•	Series 2006-GG7 A4
		5.886% 7/10/38		1,140,000	1,162,135
		Series 2007-GG9 A4
		5.444% 3/10/39		2,395,000	2,329,133
	JPMorgan Chase
		Commercial
		Mortgage Securities
		Series 2002-C1 A3
		5.376% 7/12/37		420,000	442,554
		Series 2002-C2 A2
		5.05% 12/12/34		465,000	488,403
		Series 2003-C1 A2
		4.985% 1/12/37		130,000	136,284
	•	Series 2005-LDP5 A4
		5.18% 12/15/44		670,000	693,586
		Series 2006-LDP9 A2
		5.134% 5/15/47		360,000	365,494
	*	Series 2007-LDPX A3
		5.42% 1/15/49		1,140,000	1,098,222
	Lehman Brothers-UBS
		Commercial
		Mortgage Trust
		Series 2002-C1 A4
		6.462% 3/15/31		245,000	262,059
		Series 2004-C1 A4
		4.568% 1/15/31		720,000	730,824

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
•	Morgan Stanley Capital I
	# Series 1999-FNV1 G
	144A 6.12% 3/15/31	USD	85,642	$85,462
	Series 2007-IQ14 A4
	5.692% 4/15/49		325,000	298,058
	Series 2007-T27 A4
	5.649% 6/11/42		1,310,000	1,354,653
•#	Morgan Stanley Dean
	Witter Capital I
	Series 2001-TOP1 E
	144A 7.363% 2/15/33		100,000	100,962
	Wachovia Bank Commercial
	Mortgage Trust
	Series 2006-C28 A2
	5.50% 10/15/48		555,000	569,960
Total Commercial Mortgage-
	Backed Securities
	(cost $27,771,846)			27,449,393

Convertible Bonds – 1.92%
	Advanced Micro Devices
	6.00% exercise price
	$28.08, expiration
	date 5/1/15		890,000	857,737
	Alaska Communications
	Systems Group
	5.75% exercise price
	$12.90, expiration
	date 3/1/13		305,000	288,225
	Alcatel-Lucent USA
	2.875% exercise price
	$15.35, expiration
	date 6/15/25		545,000	474,831
*	Amgen 0.375% exercise
	price $79.48, expiration
	date 2/1/13		695,000	708,030
	ArvinMeritor
	4.00% exercise price
	$26.73, expiration
	date 2/15/27		600,000	509,250
	Beazer Homes USA
	4.625% exercise price
	$49.64, expiration
	date 6/15/24		172,000	167,700
	Bristow Group
	3.00% exercise price
	$77.34, expiration
	date 6/14/38		379,000	339,205
	Century Aluminum
	1.75% exercise price
	$30.54, expiration
	date 8/1/24		60,000	54,600
*	Chesapeake Energy
	2.25% exercise price
	$85.89, expiration
	date 12/15/38		559,000	409,468
#	Corporate Office Properties
	144A 3.50% exercise
	price $53.12, expiration
	date 9/15/26		552,000	548,550
*#	Digital Realty Trust 144A
	5.50% exercise price
	$43.00, expiration
	date 4/15/29		385,000	528,894
	Euronet Worldwide
	3.50% exercise price
	$40.48, expiration
	date 10/15/25		85,000	80,325
	Ford Motor
	4.25% exercise price
	$9.30, expiration
	date 11/15/16		160,000	240,200
#	Gaylord Entertainment
	144A 3.75% exercise
	price $27.25, expiration
	date 9/29/14		365,000	457,163
	Health Care REIT
	4.75% exercise price
	$50.00, expiration
	date 7/15/27		395,000	443,881
Φ	Hologic
	2.00% exercise price
	$38.59, expiration
	date 12/15/37		1,001,000	900,899
*	Intel
	2.95% exercise price
	$31.14, expiration
	date 12/15/35		300,000	295,875
#	International Game
	Technology 144A
	3.25% exercise price
	$19.97, expiration
	date 5/1/14		672,000	802,199
	*Jefferies Group
	3.875% exercise price
	$39.20, expiration
	date 11/1/29		542,000	541,323
	L-3 Communications
	Holdings 3.00%
	exercise price
	$100.14, expiration
	date 8/1/35		5,000	5,288
*	Leap Wireless International
	4.50% exercise price
	$93.21, expiration
	date 7/15/14		675,000	590,625
	Level 3 Communications
	5.25% exercise price
	$3.98, expiration
	date 12/15/11		101,000	98,854
#	Lexington Realty Trust
	144A 6.00% exercise
	price $7.09, expiration
	date 1/15/30		320,000	340,243
(continues)     41

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
	Linear Technology
	3.00% exercise price
	$46.12, expiration
	date 5/1/27	USD	508,000	$496,570
	Medtronic
	1.625% exercise price
	$54.79, expiration
	date 4/15/13		348,000	369,750
	National City
	4.00% exercise price
	$482.51, expiration
	date 2/1/11		770,000	787,324
	National Retail Properties
	5.125% exercise price
	$25.42, expiration
	date 6/15/28		415,000	454,425
	NII Holdings
	3.125% exercise price
	$118.32, expiration
	date 6/15/12		525,000	498,094
	Qwest Communications
	International
	3.50% exercise price
	$4.92, expiration
	date 11/15/25		9,000	10,170
	Rayonier TRS Holdings
	3.75% exercise price
	$54.81, expiration
	date 10/15/12		124,000	135,935
*#	Rayonier TRS Holdings
	144A 4.50% exercise
	price $50.24, expiration
	date 8/15/15		335,000	397,813
	SanDisk
	1.00% exercise price
	$82.35, expiration
	date 5/15/13		680,000	590,750
#	SBA Communications 144A
	4.00% exercise price
	$30.38, expiration
	date 10/1/14		203,000	276,588
#	Sino-Forest 144A
	5.00% exercise price
	$20.29, expiration
	date 8/1/13		343,000	415,888
	Transocean
	1.50% exercise price
	$168.61, expiration
	date 12/15/37		198,000	194,288
	1.625% exercise price
	$168.61, expiration
	date 12/15/37		290,000	290,363
	VeriSign
	3.25% exercise price
	$34.37, expiration
	date 8/15/37		736,000	668,840
Total Convertible Bonds
	(cost $14,238,978)			15,270,163

Corporate Bonds – 30.17%
Banking – 5.63%
#	Achmea Hypotheekbank
	144A 3.20% 11/3/14		2,120,000	2,149,309
	AgriBank 9.125% 7/15/19		800,000	911,590
•	BAC Capital Trust XIV
	5.63% 12/31/49		580,000	440,800
@•#	Banco Mercantil 144A
	6.862% 10/13/21		520,000	499,222
#	Banco Santander Brasil 144A
	4.50% 4/6/15		249,000	248,427
	Bank of America
	4.50% 4/1/15		180,000	181,702
	5.30% 3/15/17		1,040,000	1,030,974
	5.75% 12/1/17		160,000	164,297
	6.10% 6/15/17		1,380,000	1,422,500
	Bank of New York Mellon
	4.95% 3/15/15		310,000	330,202
	Barclays Bank
	6.75% 5/22/19		420,000	465,446
#	Barclays Bank 144A
	6.05% 12/4/17		2,525,000	2,607,925
	BB&T 5.25% 11/1/19		896,000	902,530
	BB&T Capital Trust II
	6.75% 6/7/36		1,310,000	1,323,906
	Capital One Bank USA
	8.80% 7/15/19		2,235,000	2,704,926
	Capital One Capital V
	10.25% 8/15/39		850,000	1,009,622
	Capital One Capital VI
	8.875% 5/15/40		580,000	636,425
	Citigroup 6.01% 1/15/15		1,475,000	1,551,193
•	Citigroup Capital XXI
	8.30% 12/21/57		200,000	203,500
@#	CoBank 144A
	7.875% 4/16/18		570,000	616,469
	Credit Suisse
	5.40% 1/14/20		875,000	883,502
	Credit Suisse/New York
	6.00% 2/15/18		560,000	593,848
	Export-Import Bank of Korea
	5.875% 1/14/15		805,000	869,564
#	Industrial Bank of Korea
	144A 7.125% 4/23/14		279,000	313,379
	JPMorgan Chase Capital XVIII
	6.95% 8/17/36		550,000	540,669
	JPMorgan Chase Capital XXII
	6.45% 2/2/37		395,000	367,839
	JPMorgan Chase Capital XXV
	6.80% 10/1/37		2,652,000	2,648,029
	KeyBank 6.95% 2/1/28		1,220,000	1,116,476
	Korea Development Bank
	* 4.375% 8/10/15		255,000	259,119
	5.30% 1/17/13		520,000	552,741
#	Lloyds TSB Bank 144A
	5.80% 1/13/20		1,925,000	1,881,649

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Banking (continued)
#	National Agricultural
	Cooperative Federation
	144A 5.00% 9/30/14	USD	373,000	$387,237
•	National City Bank
	0.622% 6/7/17		325,000	290,059
	Nederlandse
	Waterschapsbank
	3.00% 3/17/15		220,000	218,510
	PNC Bank 6.875% 4/1/18		470,000	522,047
	PNC Funding
	5.125% 2/8/20		945,000	953,764
	5.25% 11/15/15		150,000	157,874
	5.625% 2/1/17		195,000	201,491
•#	PNC Preferred Funding
	Trust II 144A
	6.113% 3/29/49		1,200,000	945,283
•#	Rabobank Nederland 144A
	11.00% 12/29/49		1,390,000	1,793,977
	Regions Financial
	7.75% 11/10/14		1,065,000	1,121,609
	Rentenbank
	6.00% 7/15/14	AUD	526,000	480,213
#	Russian Agricultural Bank
	144A 6.299% 5/15/17	USD	507,000	528,497
	Silicon Valley Bank
	5.70% 6/1/12		724,000	757,071
	6.05% 6/1/17		250,000	234,509
	U.S. Bank North America
	4.95% 10/30/14		250,000	266,421
•	USB Capital IX
	6.189% 4/15/49		1,255,000	1,085,575
#	VTB Capital 144A
	6.875% 5/29/18		345,000	360,956
	Wachovia 5.625% 10/15/16		465,000	490,707
•	Wells Fargo Capital XIII
	7.70% 12/29/49		3,501,000	3,632,287
	Zions Bancorp
	5.50% 11/16/15		226,000	210,428
	5.65% 5/15/14		206,000	188,658
	6.00% 9/15/15		149,000	137,235
	* 7.75% 9/23/14		405,000	408,873
				44,801,061
Basic Industry – 2.03%
#	Algoma Acquisition 144A
	9.875% 6/15/15		339,000	313,575
	ArcelorMittal
	9.85% 6/1/19		1,423,000	1,811,529
	Century Aluminum
	8.00% 5/15/14		310,650	309,873
#	Compass Minerals
	International 144A
	8.00% 6/1/19		298,000	311,410
	Cytec Industries
	8.95% 7/1/17		1,090,000	1,317,365
	Dow Chemical
	8.55% 5/15/19		1,935,000	2,344,708
#	Evraz Group 144A
	9.50% 4/24/18		275,000	296,656
#	FMG Finance 144A
	10.625% 9/1/16		793,000	917,898
#	Georgia-Pacific 144A
	8.25% 5/1/16		118,000	129,210
*#	Gerdau Holdings 144A
	7.00% 1/20/20		209,000	221,540
#	Hexion Finance Escrow
	144A 8.875% 2/1/18		290,000	287,100
*	Hexion US Finance
	9.75% 11/15/14		390,000	399,750
	Huntsman International
	* 7.375% 1/1/15		480,000	478,800
	7.875% 11/15/14		279,000	283,185
#	MacDermid 144A
	9.50% 4/15/17		416,000	429,520
*	#Momentive Performance
	Materials 144A
	12.50% 6/15/14		7,000	7,945
*#	NewPage 144A
	11.375% 12/31/14		421,000	421,000
•	Noranda Aluminum
	Acquisition PIK
	5.274% 5/15/15		285,909	228,727
	Novelis
	7.25% 2/15/15		282,000	273,540
	11.50% 2/15/15		223,000	241,119
#	PE Paper Escrow 144A
	12.00% 8/1/14		100,000	113,193
@=	Port Townsend
	7.32% 8/27/12		86,471	62,691
	Reliance Steel & Aluminum
	6.85% 11/15/36		520,000	457,289
	Ryerson
	• 7.624% 11/1/14		137,000	128,095
	12.00% 11/1/15		267,000	281,685
#	Sappi Papier Holding 144A
	6.75% 6/15/12		344,000	342,623
	Southern Copper
	7.50% 7/27/35		799,000	834,623
*	Steel Dynamics
	7.75% 4/15/16		734,000	770,700
	Teck Resources
	10.25% 5/15/16		117,000	139,815
	10.75% 5/15/19		537,000	660,510
	Vale Overseas
	6.875% 11/21/36		711,000	737,343
	6.875% 11/10/39		595,000	619,483
				16,172,500

(continues)     43

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Brokerage – 1.75%
•	Bear Stearns
	4.63% 12/7/12	AUD	2,130,000	$1,913,666
#	Cemex Finance 144A
	9.50% 12/14/16	USD	270,000	280,800
	Citigroup 6.375% 8/12/14		1,490,000	1,593,284
	E*Trade Financial PIK
	12.50% 11/30/17		405,000	486,000
	Goldman Sachs Group
	5.375% 3/15/20		2,315,000	2,297,958
	5.95% 1/18/18		310,000	325,742
	6.15% 4/1/18		390,000	413,303
	6.25% 9/1/17		495,000	533,119
	Jefferies Group
	6.25% 1/15/36		335,000	285,977
	6.45% 6/8/27		1,146,000	1,026,150
	Lazard Group
	6.85% 6/15/17		1,045,000	1,064,899
	7.125% 5/15/15		42,000	44,147
	Morgan Stanley
	5.375% 10/15/15		1,895,000	1,970,578
	5.55% 4/27/17		110,000	112,665
	6.00% 4/28/15		1,050,000	1,126,005
	6.25% 8/28/17		435,000	457,253
				13,931,546
Capital Goods – 1.16%
	Allied Waste North America
	6.875% 6/1/17		645,000	704,049
	7.125% 5/15/16		1,000,000	1,087,601
	AMH Holdings
	11.25% 3/1/14		191,000	197,446
	Anixter 10.00% 3/15/14		111,000	130,148
#	BAE Systems Holdings 144A
	4.95% 6/1/14		230,000	241,550
	5.20% 8/15/15		220,000	229,083
	BWAY 10.00% 4/15/14		228,000	246,240
#	Case New Holland 144A
	7.75% 9/1/13		183,000	190,778
	Casella Waste Systems
	9.75% 2/1/13		304,000	305,520
#	Casella Waste Systems 144A
	11.00% 7/15/14		156,000	168,090
	Crown Americas
	7.625% 11/15/13		166,000	171,810
*	Graham Packaging
	9.875% 10/15/14		547,000	570,247
*	Graphic Packaging
	International
	9.50% 8/15/13		430,000	442,900
#	Greif 144A 7.75% 8/1/19		173,000	180,785
	Intertape Polymer US
	8.50% 8/1/14		171,000	147,060
	JSG Funding 7.75% 4/1/15		217,000	213,745
	L-3 Communications
	* 5.875% 1/15/15		4,000	4,090
	6.125% 7/15/13		4,000	4,080
	NXP BV 9.50% 10/15/15		290,000	287,825
	Owens-Brockway
	Glass Container
	7.375% 5/15/16		105,000	110,775
#	Plastipak Holdings 144A
	8.50% 12/15/15		218,000	222,905
	10.625% 8/15/19		221,000	246,968
	Ply Gem Industries
	11.75% 6/15/13		313,000	331,780
#	Ply Gem Industries 144A
	13.125% 7/15/14		447,000	465,998
	Pregis 12.375% 10/15/13		462,000	471,240
	RBS Global/Rexnord
	9.50% 8/1/14		130,000	135,850
	* 11.75% 8/1/16		232,000	249,980
*	Solo Cup 8.50% 2/15/14		338,000	332,085
	Terex 8.00% 11/15/17		273,000	266,858
	Thermadyne Industries
	11.50% 2/1/14		188,000	189,410
#	Trimas 144A
	9.75% 12/15/17		193,000	200,720
#	USG 144A 9.75% 8/1/14		65,000	69,225
#	Volvo-Votorantim Overseas
	Trading Operations
	144A 6.625% 9/25/19		431,000	434,233
				9,251,074
Communications – 5.51%
	Affinion Group
	11.50% 10/15/15		132,000	135,960
	America Movil SAB de CV
	5.625% 11/15/17		543,000	576,330
	American Tower
	7.00% 10/15/17		1,015,000	1,139,338
	AT&T 6.50% 9/1/37		1,685,000	1,752,921
#	Cablevision Systems 144A
	8.625% 9/15/17		206,000	218,875
	CBS 5.75% 4/15/20		355,000	357,199
	CCH II 13.50% 11/30/16		436,000	526,470
#	Cengage Learning
	Acquisitions 144A
	10.50% 1/15/15		118,000	113,870
#	Cequel Communications
	Holdings I 144A
	8.625% 11/15/17		143,000	147,648
#	Charter Communications
	Operating 144A
	10.875% 9/15/14		145,000	162,944
	Cincinnati Bell
	7.00% 2/15/15		364,000	355,810
	8.25% 10/15/17		380,000	386,650

			Principal		Value
			Amount°		(U.S. $)
Corporate Bonds (continued)
Communications (continued)
*		Citizens Communications
		6.25% 1/15/13	USD	88,000	$89,320
*		Clear Channel
		Communications
		10.75% 8/1/16		286,000	225,225
#		Clearwire Communications
		144A 12.00% 12/1/15		972,000	995,973
*#		Columbus International
		144A 11.50% 11/20/14		460,000	506,000
		Comcast
		4.95% 6/15/16		655,000	683,751
		5.15% 3/1/20		330,000	333,607
		5.85% 11/15/15		385,000	422,372
		6.50% 1/15/15		715,000	805,675
		6.95% 8/15/37		230,000	249,611
#		COX Communications 144A
		5.875% 12/1/16		410,000	441,177
		6.45% 12/1/36		410,000	414,401
		6.95% 6/1/38		455,000	494,022
*		Cricket Communications
		9.375% 11/1/14		352,000	359,920
*#		Cricket Communications
		144A 7.75% 5/15/16		165,000	172,013
*		Crown Castle International
		9.00% 1/15/15		398,000	432,825
		CSC Holdings
		6.75% 4/15/12		1,000	1,051
#		Digicel 144A
	*	8.25% 9/1/17		100,000	99,500
		12.00% 4/1/14		305,000	346,938
#		Digicel Group 144A
		8.875% 1/15/15		410,000	404,875
		DirecTV Holdings
		7.625% 5/15/16		3,050,000	3,457,709
		DISH DBS 7.875% 9/1/19		523,000	546,535
#		GCI 144A 8.625% 11/15/19		133,000	136,159
#		Global Crossing 144A
		12.00% 9/15/15		358,000	399,170
@		Grupo Televisa
		8.49% 5/11/37	MXN	7,400,000	514,466
#		GXS Worldwide 144A
		9.75% 6/15/15	USD	534,000	516,645
		Hughes Network
		Systems/Finance
		9.50% 4/15/14		274,000	282,905
		Intelsat Bermuda PIK
		11.50% 2/4/17		375	386
		Intelsat Jackson Holdings
		11.25% 6/15/16		571,000	620,963
#		Interpublic Group 144A
		10.00% 7/15/17		58,000	65,903
		Lamar Media
		6.625% 8/15/15		466,000	452,562
		Level 3 Financing
		9.25% 11/1/14		73,000	71,540
#		Level 3 Financing 144A
		10.00% 2/1/18		233,000	223,680
		LIN Television
		6.50% 5/15/13		62,000	60,760
*		MetroPCS Wireless
		9.25% 11/1/14		750,000	770,625
#		NET Servicos de
		Comunicacao 144A
		7.50% 1/27/20		346,000	366,760
		Nielsen Finance
		10.00% 8/1/14		194,000	204,185
		11.50% 5/1/16		140,000	158,900
		11.625% 2/1/14		136,000	154,360
	Ω	12.50% 8/1/16		204,000	194,820
#		NII Capital 144A
		10.00% 8/15/16		421,000	463,100
#		Nordic Telephone Holdings
		144A 8.875% 5/1/16		290,000	312,475
*		PAETEC Holding
		8.875% 6/30/17		307,000	316,978
		9.50% 7/15/15		298,000	303,215
#		Qwest 144A
		8.375% 5/1/16		190,000	214,700
		Qwest Communications
		International
		7.50% 2/15/14		350,000	357,875
#		Rainbow National Services
		144A 10.375% 9/1/14		123,000	130,226
		Rogers Cantel
		7.50% 3/15/15		500,000	584,215
		Rogers Communications
		6.68% 11/4/39	CAD	657,000	687,654
		Shaw Communications
		6.75% 11/9/39	CAD	1,028,000	1,043,883
#		Sinclair Television Group
		144A 9.25% 11/1/17	USD	236,000	249,570
*		Sirius XM Radio
		9.625% 8/1/13		128,000	134,240
#		Sirius XM Radio 144A
		9.75% 9/1/15		50,000	54,250
		Sprint Capital
		6.875% 11/15/28		265,000	214,650
		8.75% 3/15/32		677,000	631,303
*#		Telcordia Technologies
		144A 10.00% 3/15/13		541,000	531,533
		Telecom Italia Capital
		5.25% 10/1/15		3,285,000	3,367,469
		Telesat Canada
		11.00% 11/1/15		507,000	566,573
		12.50% 11/1/17		95,000	109,725
#		Terremark Worldwide 144A
		12.25% 6/15/17		206,000	237,930

(continues)     45

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Communications (continued)
	Time Warner Cable
	8.25% 4/1/19	USD	1,075,000	$1,302,991
#	Univision Communications
	144A 12.00% 7/1/14		229,000	251,900
#	UPC Holding 144A
	9.875% 4/15/18		170,000	179,350
	Verizon Communications
	6.40% 2/15/38		525,000	546,504
	Videotron Ltee
	6.375% 12/15/15		100,000	101,250
#	Videotron Ltee 144A
	7.125% 1/15/20		772,000	779,222
	Virgin Media Finance
	8.375% 10/15/19		200,000	206,500
	8.75% 4/15/14		34,000	34,978
#	Vivendi 144A
	5.75% 4/4/13		1,275,000	1,372,650
	* 6.625% 4/4/18		935,000	1,014,376
	Vodafone Group
	5.00% 12/16/13		185,000	199,832
	5.00% 9/15/15		1,130,000	1,196,922
	5.375% 1/30/15		2,200,000	2,362,599
	#Wind Acquisition
	Finance 144A
	11.75% 7/15/17		450,000	499,500
	12.00% 12/1/15		150,000	162,750
	Windstream
	8.125% 8/1/13		213,000	224,183
#	Windstream 144A
	7.875% 11/1/17		3,000	2,970
#	XM Satellite Radio 144A
	13.00% 8/1/13		60,000	67,875
	XM Satellite Radio
	Holdings PIK
	10.00% 6/1/11		288,000	290,880
				43,860,100
Consumer Cyclical – 2.23%
*#	Allison Transmission 144A
	11.00% 11/1/15		535,000	572,450
	American Axle &
	Manufacturing
	* 5.25% 2/11/14		344,000	315,620
	7.875% 3/1/17		169,000	158,438
*	ArvinMeritor
	8.125% 9/15/15		493,000	478,210
	Beazer Homes USA
	8.375% 4/15/12		9,000	9,023
*	Burlington Coat Factory
	Investment Holdings
	14.50% 10/15/14		783,000	833,894
	Corrections Corp. of America
	7.75% 6/1/17		394,000	413,700
t#	CVS Pass Through Trust
	144A 8.353% 7/10/31		1,844,496	2,147,835
*#	Equinox Holdings 144A
	9.50% 2/1/16		50,000	50,625
*	Ford Motor 7.45% 7/16/31		805,000	764,749
	Ford Motor Credit
	7.80% 6/1/12		100,000	103,768
	8.625% 11/1/10		8,000	8,195
	12.00% 5/15/15		480,000	574,018
#	Galaxy Entertainment
	Finance 144A
	9.875% 12/15/12		395,000	413,763
	Global Cash Access/Finance
	8.75% 3/15/12		158,000	158,988
*	Goodyear Tire & Rubber
	10.50% 5/15/16		378,000	410,130
*#	Harrah’s Operating 144A
	10.00% 12/15/18		474,000	394,605
*#	Harrah’s Operating Escrow
	144A 11.25% 6/1/17		119,000	128,818
	Interface 9.50% 2/1/14		56,000	57,960
#	Interface 144A
	11.375% 11/1/13		158,000	178,935
	International Game
	Technology
	7.50% 6/15/19		485,000	550,262
#	Invista 144A 9.25% 5/1/12		11,000	11,193
	K Hovnanian Enterprises
	6.25% 1/15/15		153,000	121,635
	7.50% 5/15/16		237,000	187,230
#	K Hovnanian
	Enterprises 144A
	10.625% 10/15/16		252,000	269,640
#	Landry’s Restaurants 144A
	11.625% 12/1/15		118,000	127,440
	M/I Homes 6.875% 4/1/12		102,000	99,450
	Macy’s Retail Holdings
	6.65% 7/15/24		1,080,000	1,025,999
	* 8.875% 7/15/15		247,000	280,345
	MGM MIRAGE
	* 7.50% 6/1/16		370,000	309,875
	* 7.625% 1/15/17		458,000	383,575
	13.00% 11/15/13		173,000	202,410
#	MGM MIRAGE 144A
	11.125% 11/15/17		189,000	213,570
	* 11.375% 3/1/18		394,000	382,180
	Mobile Mini
	6.875% 5/1/15		181,000	169,688
	Mohawk Industries
	6.875% 1/15/16		166,000	172,225
	Mohegan Tribal
	Gaming Authority
	6.875% 2/15/15		196,000	149,450
#	NCL 144A
	11.75% 11/15/16		69,000	75,383

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	New Albertsons
	7.25% 5/1/13	USD	76,000	$80,180
#	Norcraft 144A
	10.50% 12/15/15		174,000	184,440
*	Norcraft Holdings
	9.75% 9/1/12		7,000	6,685
	OSI Restaurant Partners
	10.00% 6/15/15		224,000	221,200
	Pinnacle Entertainment
	7.50% 6/15/15		460,000	400,200
*#	Pinnacle Entertainment
	144A 8.625% 8/1/17		68,000	66,810
@#	Pokagon Gaming
	Authority 144A
	10.375% 6/15/14		6,000	6,330
*	Quiksilver 6.875% 4/15/15		325,000	302,250
	Rite Aid 9.375% 12/15/15		271,000	234,415
	Royal Caribbean Cruises
	6.875% 12/1/13		7,000	7,105
	7.00% 6/15/13		280,000	284,900
	Ryland Group
	8.40% 5/15/17		192,000	209,760
*	Sally Holdings
	10.50% 11/15/16		389,000	425,955
#	Sealy Mattress 144A
	10.875% 4/15/16		71,000	79,875
#	Shingle Springs Tribal
	Gaming Authority 144A
	9.375% 6/15/15		461,000	384,935
	Speedway Motorsports
	8.75% 6/1/16		235,000	251,450
#	Standard Pacific 144A
	10.75% 9/15/16		278,000	297,113
*	Tenneco 8.625% 11/15/14		473,000	482,460
	Toys R US 7.625% 8/1/11		3,000	3,120
#	Toys R US Property 144A
	10.75% 7/15/17		72,000	80,640
#	TRW Automotive 144A
	7.25% 3/15/17		205,000	198,850
	8.875% 12/1/17		11,000	11,454
#	Volvo Treasury 144A
	5.95% 4/1/15		620,000	632,422
				17,757,823
Consumer Non-Cyclical – 2.74%
	Accellent 10.50% 12/1/13		370,000	377,400
#	Alliance One International
	144A 10.00% 7/15/16		597,000	626,850
	ARAMARK 8.50% 2/1/15		452,000	464,430
*	Bausch & Lomb
	9.875% 11/1/15		260,000	276,250
	Beckman Coulter
	6.00% 6/1/15		845,000	920,919
	7.00% 6/1/19		380,000	427,657
	Biomet 11.625% 10/15/17		224,000	252,000
	Biomet PIK
	10.375% 10/15/17		178,000	196,690
#	Bio-Rad Laboratories 144A
	8.00% 9/15/16		166,000	177,205
#	Brambles USA 144A
	3.95% 4/1/15		490,000	492,958
	5.35% 4/1/20		490,000	493,577
#	CareFusion 144A
	6.375% 8/1/19		1,580,000	1,730,881
	Cornell 10.75% 7/1/12		63,000	64,024
	DJO Finance
	10.875% 11/15/14		257,000	280,451
#	Dole Food 144A
	8.00% 10/1/16		143,000	147,290
	HCA 9.25% 11/15/16		228,000	242,963
	HCA PIK 9.625% 11/15/16		69,000	74,089
	Hospira 6.40% 5/15/15		1,795,000	1,992,909
	Ingles Markets
	8.875% 5/15/17		216,000	226,800
	Inverness Medical
	Innovations
	9.00% 5/15/16		375,000	383,438
	Iron Mountain
	6.625% 1/1/16		76,000	75,810
	8.00% 6/15/20		460,000	473,800
	Jarden
	7.50% 1/15/20		30,000	30,450
	8.00% 5/1/16		385,000	405,213
#	JBS USA Finance 144A
	11.625% 5/1/14		402,000	460,290
	Kraft Foods
	5.375% 2/10/20		1,080,000	1,099,750
	Life Technologies
	4.40% 3/1/15		115,000	115,927
	6.00% 3/1/20		1,415,000	1,451,475
	Medco Health Solutions
	7.125% 3/15/18		1,295,000	1,478,726
#	National Money Mart 144A
	10.375% 12/15/16		139,000	148,209
#	Novasep Holding 144A
	9.75% 12/15/16		485,000	473,178
*	RSC Equipment Rental
	9.50% 12/1/14		442,000	439,790
*#	RSC Equipment
	Rental III 144A
	10.25% 11/15/19		308,000	310,310
	Select Medical
	7.625% 2/1/15		327,000	313,103
	Smithfield Foods
	7.75% 5/15/13		218,000	221,270
	7.75% 7/1/17		125,000	123,438
#	Smithfield Foods 144A
	10.00% 7/15/14		127,000	142,240

(continues)     47

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	SUPERVALU
	7.50% 11/15/14	USD	280,000	$285,600
	* 8.00% 5/1/16		324,000	329,670
	Tenet Healthcare
	7.375% 2/1/13		208,000	211,120
#	Tops Markets 144A
	10.125% 10/15/15		137,000	143,165
#	Tyson Foods 144A
	10.50% 3/1/14		243,000	289,778
	Universal Hospital PIK
	8.50% 6/1/15		166,000	166,000
•	US Oncology Holdings PIK
	6.643% 3/15/12		596,422	568,092
	Ventas Realty
	6.50% 6/1/16		130,000	133,012
	Visant Holding
	8.75% 12/1/13		171,000	176,130
#	Viskase 144A
	9.875% 1/15/18		262,000	266,585
	Yale University
	2.90% 10/15/14		1,115,000	1,125,620
*	Yankee Acquisition
	9.75% 2/15/17		493,000	511,488
				21,818,020
Electric – 2.18%
	AES
	7.75% 3/1/14		32,000	32,880
	8.00% 10/15/17		102,000	104,040
	8.00% 6/1/20		679,000	679,849
#	AES 144A 8.75% 5/15/13		53,000	54,060
	Ameren 8.875% 5/15/14		280,000	323,361
#	American Transmission
	Systems 144A
	5.25% 1/15/22		495,000	497,205
#	Centrais Eletricas Brasileiras
	144A 6.875% 7/30/19		2,280,000	2,496,600
	CMS Energy
	6.55% 7/17/17		430,000	445,809
	Duquense Light Holdings
	5.50% 8/15/15		756,000	751,277
	Dynegy Holdings
	8.375% 5/1/16		5,000	4,175
	Edison Mission Energy
	* 7.00% 5/15/17		144,000	101,160
	7.20% 5/15/19		245,000	170,275
	* 7.50% 6/15/13		6,000	5,235
#	Electricite de France 144A
	4.60% 1/27/20		605,000	597,539
	Elwood Energy
	8.159% 7/5/26		296,716	282,270
#	Enel Finance International
	144A 3.875% 10/7/14		115,000	116,614
	Energy Future Holdings
	5.55% 11/15/14		380,000	279,300
	Illinois Power
	9.75% 11/15/18		2,195,000	2,817,885
#	Majapahit Holding 144A
	8.00% 8/7/19		706,000	779,248
	Midamerican Funding
	6.75% 3/1/11		10,000	10,542
*	Mirant Americas Generation
	8.50% 10/1/21		530,000	500,850
	Mirant North America
	7.375% 12/31/13		62,000	62,155
	NRG Energy
	7.375% 2/1/16		288,000	286,560
	7.375% 1/15/17		246,000	244,155
	Orion Power Holdings
	12.00% 5/1/10		233,000	235,039
#	Pedernales Electric
	Cooperative 144A
	6.202% 11/15/32		620,000	536,961
	Pennsylvania Electric
	5.20% 4/1/20		1,695,000	1,700,487
	PPL Electric Utilities
	7.125% 11/30/13		435,000	503,857
*	Public Service
	Company of Oklahoma
	5.15% 12/1/19		1,410,000	1,425,083
•	Puget Sound Energy
	6.974% 6/1/67		335,000	299,360
*	RRI Energy
	7.625% 6/15/14		165,000	155,100
	Southwestern Electric Power
	6.20% 3/15/40		295,000	295,305
*	Texas Competitive
	Electric Holdings
	10.25% 11/1/15		331,000	231,700
	TNB Capital
	5.25% 5/5/15		333,000	351,863
				17,377,799
Energy – 3.42%
#	Adaro Indonesia 144A
	7.625% 10/22/19		630,000	657,594
#	Antero Resources Finance
	144A 9.375% 12/1/17		132,000	136,620
	Berry Petroleum
	10.25% 6/1/14		257,000	284,628
	Chesapeake Energy
	6.625% 1/15/16		237,000	233,445
	9.50% 2/15/15		630,000	688,275
*	Complete Production Service
	8.00% 12/15/16		341,000	339,295
	Copano Energy
	7.75% 6/1/18		238,000	238,595
*	Denbury Resources
	9.75% 3/1/16		177,000	195,585

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Enbridge Energy
	• 8.05% 10/1/37	USD	725,000	$718,671
	9.875% 3/1/19		325,000	422,987
	Energy Transfer Partners
	9.70% 3/15/19		1,090,000	1,381,861
	Forest Oil 7.25% 6/15/19		272,000	274,720
#	Gaz Capital 144A
	7.288% 8/16/37		193,000	194,206
	9.25% 4/23/19		482,000	572,375
	Geophysique-Veritas
	7.75% 5/15/17		294,000	295,470
#	Gibson Energy 144A
	10.00% 1/15/18		113,000	111,588
#	Helix Energy Solutions
	Group 144A
	9.50% 1/15/16		734,000	759,690
*#	Hercules Offshore 144A
	10.50% 10/15/17		354,000	354,885
#	Hilcorp Energy I 144A
	7.75% 11/1/15		170,000	168,725
	9.00% 6/1/16		203,000	212,135
#	Holly 144A
	9.875% 6/15/17		237,000	245,295
*	Key Energy Services
	8.375% 12/1/14		469,000	476,621
	Kinder Morgan
	Energy Partners
	* 6.85% 2/15/20		40,000	44,955
	9.00% 2/1/19		1,320,000	1,649,602
#	Linn Energy Finance 144A
	8.625% 4/15/20		145,000	145,544
#	Lukoil International Finance
	144A 7.25% 11/5/19		230,000	242,650
	Mariner Energy
	8.00% 5/15/17		308,000	304,150
#	Midcontinent Express
	Pipeline 144A
	5.45% 9/15/14		810,000	839,490
	6.70% 9/15/19		410,000	432,707
#	Murray Energy 144A
	10.25% 10/15/15		182,000	187,460
	Nexen 7.50% 7/30/39		1,075,000	1,230,160
#	NFR Energy Finance 144A
	9.75% 2/15/17		35,000	35,088
	Noble Energy
	8.25% 3/1/19		910,000	1,103,913
	OPTI Canada
	7.875% 12/15/14		115,000	108,100
	8.25% 12/15/14		205,000	193,725
	Petrobras International
	Finance
	5.75% 1/20/20		75,000	77,212
	5.875% 3/1/18		45,000	47,221
	Petrohawk Energy
	7.875% 6/1/15		311,000	318,386
#	Petrohawk Energy 144A
	10.50% 8/1/14		113,000	125,289
	Petroleum Development
	12.00% 2/15/18		187,000	199,155
	Plains All American Pipeline
	5.75% 1/15/20		941,000	966,751
	8.75% 5/1/19		950,000	1,160,865
	Plains Exploration
	& Production
	8.625% 10/15/19		127,000	135,255
	Pride International
	8.50% 6/15/19		1,060,000	1,203,100
	Quicksilver Resources
	7.125% 4/1/16		388,000	370,540
	Range Resources
	8.00% 5/15/19		312,000	334,620
#	Ras Laffan Liquefied
	Natural Gas III 144A
	5.832% 9/30/16		400,000	427,329
#	Rockies Express Pipeline
	144A 5.625% 4/15/20		970,000	956,787
#	SandRidge Energy 144A
	8.75% 1/15/20		324,000	317,520
	9.875% 5/15/16		436,000	450,170
•	TransCanada Pipelines
	6.35% 5/15/67		1,310,000	1,248,201
	Weatherford International
	9.625% 3/1/19		1,490,000	1,888,382
#	Woodside Finance 144A
	4.50% 11/10/14		800,000	820,494
	5.00% 11/15/13		270,000	284,507
	* 8.125% 3/1/14		340,000	389,731
				27,202,325
Finance Companies – 1.33%
#	CDP Financial 144A
	4.40% 11/25/19		1,260,000	1,236,845
	5.60% 11/25/39		880,000	858,563
	City National Capital Trust I
	9.625% 2/1/40		900,000	1,002,569
	FTI Consulting
	7.625% 6/15/13		205,000	208,588
	7.75% 10/1/16		5,000	5,125
	General Electric Capital
	• 2.34% 2/2/11	NOK	3,500,000	581,204
	6.00% 8/7/19	USD	2,200,000	2,328,838
	6.75% 3/15/32		80,000	84,886
•	General Electric Capital
	Australia Funding
	4.383% 7/12/13	AUD	1,100,000	956,554
	4.41% 8/17/12		600,000	532,616
	4.417% 11/15/11		500,000	448,160

(continues)     49

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Finance Companies (continued)
@	General Electric Capital
	UK Funding
	4.625% 1/18/16	GBP	226,000	$353,739
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65	USD	405,000	315,900
*	International Lease Finance
	5.55% 9/5/12		198,000	192,937
	6.625% 11/15/13		575,000	560,071
	Nuveen Investments
	10.50% 11/15/15		449,000	437,775
	TNK-BP Finance
	7.50% 7/18/16		263,000	288,643
#	TNK-BP Finance 144A
	7.25% 2/2/20		192,000	201,120
@=‡t#	Twin Reefs Pass
	Through Trust 144A
	0.449% 12/31/49		300,000	0
				10,594,133
Insurance – 0.59%
•	Chubb 6.375% 3/29/67		560,000	569,100
	FBL Financial Group
	5.875% 3/15/17		720,000	588,204
•#	MetLife Capital Trust X
	144A 9.25% 4/8/38		1,700,000	1,929,501
#	NLV Financial 144A
	6.50% 3/15/35		385,000	299,510
	Prudential Financial
	3.875% 1/14/15		830,000	829,335
•#	Symetra Financial 144A
	8.30% 10/15/37		515,000	463,500
				4,679,150
Natural Gas – 0.44%
	AmeriGas Partners
	7.125% 5/20/16		162,000	164,430
	Dynergy Holdings
	7.75% 6/1/19		583,000	443,080
	El Paso
	* 6.875% 6/15/14		98,000	100,489
	7.00% 6/15/17		270,000	276,909
	7.25% 6/1/18		23,000	23,849
	8.25% 2/15/16		29,000	31,103
#	El Paso Performance-Linked
	Trust 144A
	7.75% 7/15/11		143,000	148,759
	Enterprise Products
	Operating
	• 8.375% 8/1/66		875,000	889,205
	9.75% 1/31/14		790,000	960,079
	Inergy Finance
	8.25% 3/1/16		126,000	130,410
#	Inergy Finance 144A
	8.75% 3/1/15		35,000	36,794
	Regency Energy Partners
	8.375% 12/15/13		109,000	113,633
#	Regency Energy Partners
	144A 9.375% 6/1/16		216,000	230,040
				3,548,780
Real Estate – 0.57%
	Developers Diversified Realty
	5.375% 10/15/12		231,000	230,877
	7.50% 4/1/17		625,000	633,146
	9.625% 3/15/16		165,000	184,783
#	Digital Realty Trust 144A
	5.875% 2/1/20		425,000	416,341
	ProLogis
	6.875% 3/15/20		825,000	816,329
	7.375% 10/30/19		960,000	987,145
	Regency Centers
	5.875% 6/15/17		285,000	284,932
•#	USB Realty 144A
	6.091% 12/22/49		1,200,000	979,500
				4,533,053
Technology – 0.31%
	Broadridge Financial
	Solutions
	6.125% 6/1/17		198,000	197,051
*	Freescale Semiconductor
	8.875% 12/15/14		102,000	97,920
	Jabil Circuit
	7.75% 7/15/16		92,000	97,290
	National Semiconductor
	3.95% 4/15/15		590,000	583,374
*	Sanmina-SCI
	8.125% 3/1/16		484,000	489,445
	SunGard Data Systems
	9.125% 8/15/13		266,000	273,980
	* 10.25% 8/15/15		436,000	460,525
#	Unisys 144A
	12.75% 10/15/14		232,000	271,730
				2,471,315
Transportation – 0.28%
#	Ashtead Capital 144A
	9.00% 8/15/16		200,000	203,500
	Avis Budget Car Rental
	* 7.625% 5/15/14		255,000	253,725
	7.75% 5/15/16		257,000	253,145
	Hertz
	8.875% 1/1/14		394,000	406,805
	* 10.50% 1/1/16		136,000	146,710
	Kansas City Southern de
	Mexico 9.375% 5/1/12		225,000	231,750
#	Kansas City Southern
	de Mexico 144A
	8.00% 2/1/18		563,000	579,890

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Transportation (continued)
	Kansas City
	Southern Railway
	13.00% 12/15/13	USD	3,000	$3,585
@‡	Northwest Airlines
	10.00% 2/1/11		65,000	553
#	United Air Lines 144A
	12.00% 11/1/13		162,000	168,480
				2,248,143
Total Corporate Bonds
	(cost $226,219,868)			240,246,822

Municipal Bonds – 0.10%
	Oregon State
	Taxable Pension
	5.892% 6/1/27		65,000	66,838
•	Puerto Rico Sales
	Tax Financing
	5.00% 8/1/39		585,000	612,314
	Sacramento County,
	California Public
	Finance Authority
	Revenue (Housing Tax
	County Project) Series B
	5.18% 12/1/13
	(NATL-RE) (FGIC)		80,000	80,450
Total Municipal Bonds
	(cost $731,169)			759,602

Non-Agency Asset-Backed Securities – 2.96%
•#	AH Mortgage
	Advance Trust Series
	2009-ADV3 A1 144A
	2.179% 10/6/21		610,000	608,475
#	Bank of America
	Auto Trust 144A
	Series 2009-2A A4
	3.03% 10/15/16		445,000	457,920
	Series 2009-3A A4
	2.67% 12/15/16		1,170,000	1,188,355
•	Bank of America Credit
	Card Trust
	Series 2006-A12 A12
	0.25% 3/15/14		1,000,000	993,239
	Series 2008-A5 A5
	1.43% 12/16/13		1,245,000	1,256,956
#	Cabela’s Master Credit
	Card Trust Series
	2008-1A A1 144A
	4.31% 12/16/13		715,000	727,920
	Capital Auto Receivables
	Asset Trust
	Series 2007-3 A3A
	5.02% 9/15/11		337,466	340,848
	Series 2008-1 A3A
	3.86% 8/15/12		463,204	471,640
	Capital One Multi-Asset
	Execution Trust
	Series 2007-A7 A7
	5.75% 7/15/20		1,115,000	1,241,223
	Caterpillar Financial
	Asset Trust
	Series 2007-A A3A
	5.34% 6/25/12		60,169	60,895
	Series 2008-A A3
	4.94% 4/25/14		574,793	586,461
	Centex Home Equity
	Series 2002-A AF6
	5.54% 1/25/32		30,835	29,162
	Chase Issuance Trust
	Series 2005-A7 A7
	4.55% 3/15/13		405,000	417,541
	Series 2005-A10 A10
	4.65% 12/17/12		410,000	419,214
	Series 2008-A9 A9
	4.26% 5/15/13		270,000	280,391
•	Citibank Credit Card
	Issuance Trust
	Series 2009-A1 A1
	1.98% 3/17/14		455,000	467,494
#	Citibank Omni Master Trust
	Series 2009-A13 A13
	144A 5.35% 8/15/18		455,000	474,884
	Citicorp Residential
	Mortgage Securities
	Series 2006-3 A4
	5.703% 11/25/36		900,000	788,911
	Series 2006-3 A5
	5.948% 11/25/36		900,000	629,055
	CNH Equipment Trust
	Series 2008-A A3
	4.12% 5/15/12		88,141	89,165
	Series 2008-A A4A
	4.93% 8/15/14		390,000	408,577
	Series 2008-B A3A
	4.78% 7/16/12		205,758	209,340
	Series 2009-C A3
	1.85% 12/16/13		260,000	261,694
	Series 2009-C A4
	3.00% 8/17/15		775,000	784,778
	Series 2010-A A4
	2.49% 1/15/16		1,185,000	1,184,623
•	Countrywide Asset-Backed
	Certificates
	Series 2006-11 1AF6
	6.15% 9/25/46		1,422,854	650,761
@#	Countrywide Asset-Backed
	NIM Certificates Series
	2004-BC1 Note 144A
	5.50% 4/25/35		26	0
	Daimler Chrysler Auto Trust
	Series 2008-B A3A
	4.71% 9/10/12		550,000	564,640
(continues)     51

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Discover Card Master Trust
	Series 2007-A1 A1
	5.65% 3/16/20	USD	450,000	$493,006
	Series 2008-A4 A4
	5.65% 12/15/15		620,000	680,901
#	Dunkin Securitization
	Series 2006-1 A2 144A
	5.779% 6/20/31		665,000	645,776
#	Ford Credit Auto Lease
	Trust Series 2010-A A2
	144A 1.04% 3/15/13		1,120,000	1,120,130
•	Ford Credit Floorplan
	Master Owner Trust
	Series 2009-2 A
	1.78% 9/15/14		385,000	385,939
	#Series 2010-1 A 144A
	1.88% 12/15/14		730,000	733,331
	General Electric Capital
	Credit Card
	Master Note Trust
	Series 2009-3 A
	2.54% 9/15/14		590,000	597,810
•#	Golden Credit Card Trust
	Series 2008-3 A 144A
	1.23% 7/15/17		550,000	552,127
	Harley-Davidson
	Motorcycle Trust
	#Series 2006-1 A2 144A
	5.04% 10/15/12		112,251	114,717
	Series 2008-1 A4
	4.90% 12/15/13		560,000	590,268
	Series 2009-4 A3
	1.87% 2/15/14		200,000	201,812
•	HSI Asset
	Securitization Trust
	Series 2006-HE1 2A1
	0.296% 10/25/36		327,050	223,641
	Hyundai Auto
	Receivables Trust
	Series 2007-A A3A
	5.04% 1/17/12		58,679	59,454
	Series 2008-A A3
	4.93% 12/17/12		430,000	446,023
•	MBNA Credit Card Master
	Note Trust
	Series 2005-A4 A4
	0.27% 11/15/12		375,000	374,863
•	Merrill Auto Trust
	Securitization
	Series 2007-1 A4
	0.29% 12/15/13		195,000	193,786
#	Mid-State Trust
	Series 2006-1 A 144A
	5.787% 10/15/40		119,885	119,218
#	Securitized Asset-Backed
	NIM Trust Series
	2005-FR4 144A
	6.00% 1/25/36		330,313	0
•	Vanderbilt Mortgage
	Finance Series 2001-A
	A4 7.235% 6/7/28		97,124	99,105
	World Omni Auto
	Receivables Trust
	Series 2008-A A3A
	3.94% 10/15/12		337,187	343,844
Total Non-Agency
	Asset-Backed Securities
	(cost $24,553,500)			23,569,913

Non-Agency Collateralized Mortgage Obligations – 17.75%
•	ARM Trust
	Series 2004-5 3A1
	4.939% 4/25/35		4,567,098	3,976,142
	Series 2005-10 3A11
	5.394% 1/25/36		515,814	440,057
	Series 2005-10 3A31
	5.394% 1/25/36		1,145,000	821,199
	Series 2006-2 1A4
	5.68% 5/25/36		1,440,000	899,847
	Bank of America
	Alternative
	Loan Trust
	Series 2003-2 B1
	5.75% 4/25/33		7,951,293	6,226,841
	Series 2004-2 1A1
	6.00% 3/25/34		50,205	48,808
	Series 2004-10 1CB1
	6.00% 11/25/34		179,255	145,589
	Series 2004-11 1CB1
	6.00% 12/25/34		1,640	1,315
	Series 2005-3 2A1
	5.50% 4/25/20		100,125	90,566
	Series 2005-5 2CB1
	6.00% 6/25/35		265,913	189,380
	Series 2005-6 7A1
	5.50% 7/25/20		317,452	295,082
	Series 2005-9 5A1
	5.50% 10/25/20		288,577	268,241
	Bank of America
	Funding Series
	2006-5 2A10
	5.75% 9/25/36		1,150,000	890,631
•	Bear Stearns ARM Trust
	Series 2007-5 3A1
	5.903% 8/25/47		2,475,796	1,937,609

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
	Chase Mortgage Finance
	Series 2003-S8 A2
	5.00% 9/25/18	USD	218,744	$221,957
	•Series 2005-A1 3A1
	5.288% 12/25/35		614,815	538,748
•	Chaseflex Trust
	Series 2006-1 A4
	6.30% 6/25/36		420,000	287,650
	Citicorp Mortgage
	Securities
	Series 2004-1 1A1
	5.25% 1/25/34		277,514	275,595
	Series 2004-8 1A1
	5.50% 10/25/34		194,829	194,994
	Series 2006-4 3A1
	5.50% 8/25/21		277,415	268,963
	Citigroup Mortgage
	Loan Trust
	Series 2004-NCM2 1CB2
	6.75% 8/25/34		172,306	164,163
	•Series 2004-UST1 A6
	5.073% 8/25/34		224,850	226,789
	•Series 2006-AR7 1A4A
	5.676% 11/25/36		2,367,872	1,765,242
	Countrywide Alternative
	Loan Trust
	Series 2003-21T1 A2
	5.25% 12/25/33		434,050	434,964
	Series 2004-1T1 A2
	5.50% 2/25/34		258,808	257,017
	Series 2004-14T2 A6
	5.50% 8/25/34		371,422	363,693
	Series 2004-J1 1A1
	6.00% 2/25/34		10,568	10,486
	Series 2004-J2 7A1
	6.00% 12/25/33		10,210	9,824
	Series 2007-5CB 1A2
	6.00% 4/25/37		10,000,000	6,478,820
	Series 2007-9T1 2A2
	6.00% 5/25/37		8,272,270	5,007,374
	•Series 2007-AL1 A1
	0.496% 6/25/37		9,765,318	3,859,452
	Series 2008-2R 3A1
	6.00% 8/25/37		4,834,516	3,298,047
t	Countrywide Home Loan
	Mortgage Pass
	Through Trust
	•Series 2003-21 A1
	4.051% 5/25/33		6,372	4,969
	Series 2005-29 A1
	5.75% 12/25/35		1,447,812	1,204,851
	Series 2006-1 A2
	6.00% 3/25/36		315,489	251,617
	@Series 2006-17 A5
	6.00% 12/25/36		113,186	103,132
	•Series 2006-HYB1 3A1
	5.127% 3/20/36		421,698	256,562
	Series 2007-4 1A1
	6.00% 5/25/37		5,235,139	3,990,157
	•Series 2007-HY1 1A1
	5.603% 4/25/37		1,534,899	967,079
	Credit Suisse First Boston
	Mortgage Securities
	Series 2003-29 5A1
	7.00% 12/25/33		8,238	8,228
	Series 2004-1 3A1
	7.00% 2/25/34		4,101	3,727
	Credit Suisse Mortgage
	Capital Certificates
	#Series 2005-1R 2A5
	144A 5.75% 12/26/35		6,433,119	3,924,202
	Series 2006-9 3A1
	6.00% 11/25/36		39,197	32,227
	Series 2007-1 5A14
	6.00% 2/25/37		1,241,755	1,017,319
	•Series 2007-3 4A6
	0.496% 4/25/37		3,688,152	2,956,551
	«•Series 2007-3 4A12
	6.504% 4/25/37		3,688,152	522,151
	Series 2007-3 4A15
	5.50% 4/25/37		1,089,322	845,667
	Series 2007-5 1A11
	7.00% 8/25/37		6,367,255	3,876,067
	Series 2007-5 3A19
	6.00% 8/25/37		1,708,129	1,395,862
	Series 2007-5 10A2
	6.00% 4/25/29		739,417	604,242
•#	Deutsche Mortgage
	Securities Series
	2005-WF1 1A3 144A
	5.173% 6/26/35		1,720,000	1,414,013
•	First Horizon Asset Securities
	Series 2004-AR5 4A1
	5.665% 10/25/34		44,751	43,429
	Series 2005-AR2 2A1
	5.051% 6/25/35		479,325	398,676
	GMAC Mortgage
	Loan Trust
	Series 2006-J1 A1
	5.75% 4/25/36		1,056,572	921,850
#	GSMPS Mortgage Loan
	Trust 144A
	•Series 1998-3 A
	7.75% 9/19/27		19,491	18,708
	•Series 1999-3 A
	8.00% 8/19/29		30,013	28,894

(continues)     53

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
#	GSMPS Mortgage Loan
	Trust 144A
	Series 2005-RP1 1A3
	8.00% 1/25/35	USD	287,510	$270,798
	Series 2005-RP1 1A4
	8.50% 1/25/35		123,114	116,073
	Series 2006-RP1 1A2
	7.50% 1/25/36		319,288	296,847
•	GSR Mortgage Loan Trust
	Series 2006-AR1 3A1
	5.275% 1/25/36		283,437	237,112
	Series 2007-AR1 2A1
	5.889% 3/25/47		2,880,280	2,093,003
	Series 2007-AR2 1A1
	5.736% 5/25/47		923,253	660,271
	Series 2007-AR2 2A1
	5.412% 5/25/47		825,335	575,149
•	Indymac INDA Mortgage
	Loan Trust
	Series 2006-AR1 A1
	5.849% 8/25/36		785,850	766,004
	Series 2006-AR3 1A1
	5.159% 12/25/36		1,789,230	1,099,775
	Series 2007-AR1 1A2
	5.644% 3/25/37		1,819,835	1,323,139
•	JPMorgan Mortgage Trust
	Series 2005-A1 4A1
	4.771% 2/25/35		86,675	79,824
	Series 2005-A4 1A1
	5.383% 7/25/35		260,785	234,612
	Series 2006-A2 2A4
	5.761% 4/25/36		2,025,000	1,584,654
	Series 2006-A6 2A4L
	5.544% 10/25/36		1,590,000	1,293,895
	Series 2006-A7 2A2
	5.75% 1/25/37		655,656	555,405
	Series 2007-A1 6A1
	4.779% 7/25/35		1,761,455	1,610,876
	Lehman Mortgage Trust
	Series 2005-2 2A3
	5.50% 12/25/35		182,218	164,848
	Series 2007-10 2A2
	6.50% 1/25/38		6,365,564	5,084,494
	MASTR Alternative
	Loans Trust
	Series 2003-6 3A1
	8.00% 9/25/33		8,023	7,945
	Series 2003-9 1A1
	5.50% 12/25/18		10,621	10,617
	Series 2004-3 8A1
	7.00% 4/25/34		7,955	7,229
	Series 2004-5 6A1
	7.00% 6/25/34		111,161	106,576
•	MASTR ARM Trust
	Series 2003-6 1A2
	3.825% 12/25/33		4,386	3,891
	Series 2005-6 7A1
	5.332% 6/25/35		191,256	157,666
	Series 2006-2 4A1
	4.981% 2/25/36		55,475	50,957
	MASTR Asset
	Securitization Trust
	Series 2003-9 2A7
	5.50% 10/25/33		348,098	352,938
	Series 2004-4 2A1
	5.00% 4/25/34		361,646	360,648
#	MASTR Reperforming
	Loan Trust 144A
	Series 2005-1 1A5
	8.00% 8/25/34		121,749	117,031
	Series 2005-2 1A4
	8.00% 5/25/35		368,988	354,920
•#	MASTR Specialized Loan
	Trust Series 2005-2 A2
	144A 5.006% 7/25/35		179,799	158,624
•	Merrill Lynch
	Mortgage Investors
	Series 2005-A5 A2
	4.566% 6/25/35		460,000	410,119
	Series 2005-A9 2A1C
	5.129% 12/25/35		2,435,000	1,675,414
•	Opteum Mortgage
	Acceptance Series
	2006-1 2A1
	5.75% 4/25/36		5,748,956	4,595,706
	Prime Mortgage Trust
	Series 2004-CL1 1A1
	6.00% 2/25/34		23,066	23,577
	Residential Accredit Loans
	Series 2004-QS2 CB
	5.75% 2/25/34		95,036	83,840
	Series 2006-QS18 3A1
	5.75% 12/25/21		1,472,866	1,217,062
	Residential Asset
	Mortgage Products
	Series 2004-SL1 A3
	7.00% 11/25/31		1,572	1,578
	Series 2004-SL4 A3
	6.50% 7/25/32		48,710	48,406
	Residential Asset
	Securitization Trust
	Series 2006-A2 A11
	6.00% 1/25/46		8,000,000	5,675,821
	Residential Funding
	Mortgage Securities I
	Series 2004-S9 2A1
	4.75% 12/25/19		1,327,965	1,302,947
	•Series 2007-SA1 2A2
	5.605% 2/25/37		1,481,931	1,055,876

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
•	Sequoia Mortgage Trust
	Series 2007-1 4A1
	5.669% 9/20/46	USD	2,480,566	$2,023,976
•	Structured ARM Loan Trust
	Series 2005-21 6A3
	5.40% 11/25/35		1,065,000	661,107
	Series 2005-22 1A4
	5.25% 12/25/35		2,120,000	785,512
	Series 2006-1 7A4
	5.62% 2/25/36		1,305,000	762,340
	Series 2006-5 5A4
	5.498% 6/25/36		17,867	2,913
	Structured Asset Securities
	•Series 2002-22H 1A
	6.94% 11/25/32		10,675	10,408
	Series 2004-12H 1A
	6.00% 5/25/34		87,981	80,310
	Series 2005-6 4A1
	5.00% 5/25/35		353,356	339,774
t	Washington Mutual
	Alternative Mortgage
	Pass Through
	Certificates
	Series 2005-1 5A2
	6.00% 3/25/35		95,426	63,190
t	Washington Mutual
	Mortgage Pass
	Through Certificates
	Series 2004-CB3 1A
	6.00% 10/25/34		163,501	157,319
	Series 2004-CB3 4A
	6.00% 10/25/19		67,151	67,588
	•Series 2005-AR16 1A3
	5.08% 12/25/35		1,225,000	924,647
	•Series 2005-AR18 1A3A
	5.229% 1/25/36		2,200,000	1,692,482
	•Series 2006-AR16 1A1
	5.566% 12/25/36		1,410,689	1,016,487
	•Series 2006-AR18 2A2
	5.476% 1/25/37		1,670,000	1,057,933
	•Series 2007-HY1 1A1
	5.667% 2/25/37		1,018,455	737,280
	•Series 2007-HY1 3A3
	5.854% 2/25/37		850,000	649,535
	•Series 2007-HY2 1A1
	5.558% 12/25/36		3,302,468	2,308,428
	•Series 2007-HY3 4A1
	5.313% 3/25/37		3,063,652	2,624,644
	•Series 2007-HY7 4A1
	5.837% 7/25/37		2,418,060	1,872,896
	Wells Fargo
	Mortgage-Backed
	Securities Trust
	•Series 2004-E A2
	4.50% 5/25/34		8,894	8,839
	•Series 2004-T A1
	3.228% 9/25/34		68,128	66,621
	Series 2005-18 1A1
	5.50% 1/25/36		71,105	65,695
	•Series 2005-AR13 A1
	5.304% 5/25/35		1,689,000	1,585,788
	•Series 2005-AR16 4A2
	4.922% 10/25/35		2,140,000	1,775,706
	•Series 2005-AR16 6A4
	4.936% 10/25/35		845,981	324,104
	Series 2006-1 A3
	5.00% 3/25/21		372,881	360,833
	Series 2006-2 3A1
	5.75% 3/25/36		365,854	337,386
	Series 2006-3 A1
	5.50% 3/25/36		631,200	576,027
	Series 2006-3 A11
	5.50% 3/25/36		308,000	291,847
	Series 2006-4 1A8
	5.75% 4/25/36		26,873	25,201
	Series 2006-4 2A3
	5.75% 4/25/36		156,165	56,561
	Series 2006-6 1A3
	5.75% 5/25/36		774,357	708,635
	•Series 2006-AR5 2A1
	5.504% 4/25/36		199,661	157,197
	•Series 2006-AR10 5A1
	5.497% 7/25/36		68,676	54,238
	•Series 2006-AR10 5A6
	5.497% 7/25/36		1,935,211	1,553,324
	•Series 2006-AR11 A6
	5.394% 8/25/36		2,330,000	1,953,948
	•Series 2006-AR17 A1
	5.224% 10/25/36		1,932,495	1,452,786
	•Series 2006-AR19 A1
	5.537% 12/25/36		802,037	699,094
	Series 2007-8 2A6
	6.00% 7/25/37		220,000	166,803
	Series 2007-10 1A18
	6.00% 7/25/37		10,609,933	6,755,152
	Series 2007-10 1A36
	6.00% 7/25/37		3,913,649	3,302,776
	Series 2007-13 A7
	6.00% 9/25/37		479,117	404,464
	Series 2007-13 A9
	6.00% 9/25/37		747,558	293,183
Total Non-Agency
	Collateralized
	Mortgage Obligations
	(cost $165,006,391)			141,326,409

(continues)     55

Statements of net assets

Optimum Fixed Income Fund

	Principal		Value
	Amount°		(U.S. $)
Regional Authorities – 0.38%Δ
Canada – 0.38%
Province of Ontario
4.40% 3/8/16	CAD	1,427,000	$1,470,014
Quebec Province
4.50% 12/1/19	USD	96,000	95,891
5.00% 12/1/15	CAD	1,367,000	1,451,860
Total Regional Authorities
(cost $3,002,725)			3,017,765

«Senior Secured Loans – 4.39%
AIG
Term Tranche Loan 1
6.75% 3/17/15	USD	63,462	65,326
Term Tranche Loan 2
7.00% 3/7/16		46,538	47,306
Allied Security Holdings
7.75% 2/23/15		1,046,929	1,056,090
Allison Transmission
Term Tranche Loan B
3.002% 8/7/14		535,000	511,000
Anchor Glass
6.00% 3/2/16		485,618	485,011
Aramark
2.155% 1/26/14		6,869	6,744
Term Tranche Loan B
2.155% 1/26/14		103,497	101,599
ATI Holdings
7.00% 2/18/16		370,000	361,059
Avaya Term Tranche Loan
B2 10.50% 10/27/14		49,000	49,919
Avis Budget Car Rental
4.25% 4/21/14		188,366	189,148
Bausch & Lomb
Term Tranche Loan B
3.501% 4/11/15		371,880	364,049
Term Tranche Loan DD
3.501% 4/11/15		90,189	88,290
BE Aerospace
5.75% 7/28/14		386,523	391,837
BioMet 3.25% 3/25/15		22,598	22,280
Butler Schein Animal Health
Term Tranche Loan B
5.50% 12/31/15		164,787	166,744
Calpine 3.124% 3/31/14		669,775	650,553
Cengage Learning
7.50% 7/3/14		137,000	139,226
CF Industries Holdings
Bridge Loan
10.00% 4/5/15		335,000	335,000
Term Tranche Loan B
5.50% 4/5/15		185,000	183,150
Charter Communications
Operating Term
Tranche Loan B
2.25% 3/6/14		453,832	438,034
Community Health Systems
Term Tranche Loan B
7.61% 7/25/14		34,650	33,838
Term Tranche Loan DD
4.90% 7/25/14		677,496	660,657
Dana Holding Term
Tranche Loan B
9.00% 1/30/15		1,072,062	1,056,818
Delta Air Lines
8.75% 9/16/13		879,737	894,582
Discovery Communications
Holdings Term
Tranche Loan C
5.57% 5/14/14		274,307	277,308
Energy Future Holdings
Term Tranche Loan B2
3.729% 10/10/14		1,936,068	1,595,165
First Data Term
Tranche Loan B2
3.47% 9/24/14		1,620,844	1,436,781
Flextronics International
Term Tranche Loan B
2.501% 10/1/12		936,492	916,301
Ford Motor Term
Tranche Loan B
3.258% 12/15/13		3,130,570	3,036,105
Freescale Semiconductor
1.979% 12/1/16		470,642	443,189
Graham Packaging Term
Tranche Loan C
6.75% 4/5/14		1,189,214	1,203,705
Graphic Packaging
International Term
Tranche Loan C
3.00% 5/16/14		353,537	353,074
Harrah’s Chester Downs
12.375% 12/31/16		633,625	674,844
Harrah’s Operating Term
Tranche Loan B
9.50% 10/31/16		818,450	836,542
HealthSouth Term Tranche
Loan B2
4.01% 9/10/15		136,134	136,888
Huntsman International
Term Tranche Loan C
2.486% 6/23/16		64,350	62,165
IMS Health Term Tranche
Loan B 5.25% 11/9/16		95,000	95,843

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans (continued)
Intelsat
Term Tranche Loan A3
2.728% 7/3/12	USD	72,414	$71,020
Term Tranche Loan BA
5.29% 1/3/14		596,227	581,771
Term Tranche Loan BB
5.29% 1/3/14		596,046	581,594
Term Tranche Loan BC
5.29% 1/3/14		596,045	581,594
Johnsondiversey Term
Tranche Loan B
5.50% 11/24/15		260,000	262,763
Knology 3.783% 6/2/14		85,000	84,221
Language Line
5.50% 10/14/15		210,000	211,006
Level 3 Communications
Term Tranche Loan B
9.62% 3/13/14		80,000	87,600
Levi Strauss Term
Tranche Loan B
2.479% 3/27/14		100,000	93,563
Lyondell Chemical
5.50% 3/14/16		400,000	404,314
MacDermid Term
Tranche Loan B
7.36% 4/12/14		134,700	125,944
Mediacom Broadband
Term Tranche Loan D
5.50% 3/31/17		1,000,000	1,008,500
Nalco Holding
4.01% 5/6/16		630,000	637,481
Nielsen Finance Term
Tranche Loan B
3.979% 5/9/16		200,000	196,916
NTELOS Term Tranche Loan B
5.75% 8/7/15		179,862	181,736
Nuveen Investments
2nd Lien Term
Tranche Loan
12.50% 7/9/15		90,000	96,638
Term Tranche Loan B
3.102% 11/13/13		1,324,046	1,218,122
Pilot Travel Centers Term
Tranche Loan A
5.25% 11/18/12		415,000	418,113
Pinnacle Foods Finance
Term Tranche Loan C
7.50% 4/2/14		196,305	198,912
PQ 6.73% 7/30/15		837,000	770,789
RehabCare Group Term
Tranche Loan B
6.00% 11/3/15		1,980,000	1,994,850
Rental Services
2nd Lien Term
Tranche Loan
3.817% 10/7/13		1,040,000	1,006,980
Revlon Consumer Products
6.00% 3/11/15		115,000	114,066
Reynolds Consumer Products
6.25% 11/5/15		510,000	516,214
Rite Aid 9.50% 6/5/15		705,000	738,780
Rockwood Specialties
Group Term
Tranche Loan H
6.00% 5/15/14		300,000	302,298
Sinclair Television Group
Term Tranche Loan B
6.50% 10/16/15		100,000	101,454
Smurfit-Stone
Container Enterprises
6.75% 1/2/16		235,000	235,881
Solutia 4.75% 3/2/17		105,000	106,173
SunGard Data Systems
6.75% 2/28/14		320,480	323,684
Targa Resources
6.00% 7/6/16		215,000	216,410
TASC Term Tranche Loan B
5.75% 12/19/14		100,000	100,750
Telepacific 9.50% 8/17/15		320,000	322,600
Telesat Canada
Term Tranche Loan B
3.24% 10/31/14		51,808	51,161
Term Tranche Loan II
3.24% 10/31/14		603,192	595,655
Toys R US Term
Tranche Loan B
4.479% 7/19/12		60,000	60,273
TWCC Holding
5.00% 9/14/15		50,000	50,645
Univision Communications
Term Tranche Loan B
2.533% 9/29/14		1,088,000	972,900
Total Senior Secured Loans
(cost $33,460,014)			34,989,541

Sovereign Agencies – 0.75%Δ
Brazil – 0.10%
# Banco Nacional de
Desenvolvimento
Economico e
Social 144A
5.50% 7/12/20		390,000	388,050
6.369% 6/16/18		350,000	372,750
			760,800
Norway – 0.45%
Eksportfinans
3.00% 11/17/14		1,000,000	1,004,916
5.50% 5/25/16		2,340,000	2,580,688
			3,585,604

(continues)     57

Statements of net assets

Optimum Fixed Income Fund

	Principal		Value
	Amount°		(U.S. $)
Sovereign Agencies (continued)
Republic of Korea – 0.04%
# Korea Expressway 144A
4.50% 3/23/15	USD	350,000	$356,068
			356,068
Sweden – 0.16%
Svensk Exportkredit
3.25% 9/16/14		1,235,000	1,262,995
			1,262,995
Total Sovereign Agencies
(cost $5,960,193)			5,965,467

Sovereign Debt – 3.43%Δ
Australia – 0.59%
* Australian
Government Bond
6.25% 4/15/15	AUD	4,930,000	4,670,002
			4,670,002
Colombia – 0.16%
Republic of Colombia
7.375% 9/18/37	USD	1,143,000	1,285,875
			1,285,875
Indonesia – 0.96%
Indonesia Treasury Bond
9.50% 6/15/15	IDR	12,120,000,000	1,412,143
10.50% 8/15/30		12,120,000,000	1,376,735
10.75% 5/15/16		11,661,000,000	1,427,889
11.00% 11/15/20		17,250,000,000	2,154,697
12.80% 6/15/21		9,000,000,000	1,246,329
			7,617,793
Mexico – 0.51%
Mexican Bonos
7.50% 6/3/27	MXN	32,177,600	2,453,699
7.75% 12/14/17		16,310,000	1,346,876
United Mexican States
5.125% 1/15/20	USD	304,000	308,560
			4,109,135
Norway – 0.86%
Norwegian Government
4.50% 5/22/19	NOK	12,766,000	2,275,412
5.00% 5/15/15		25,050,000	4,581,314
			6,856,726
Poland – 0.25%
Poland Government Bond
5.50% 10/25/19	PLN	5,710,000	2,003,763
			2,003,763
Republic of Korea – 0.04%
Government of
South Korea
4.25% 12/7/21	EUR	220,000	289,142
			289,142
Turkey – 0.06%
Republic of Turkey
6.75% 5/30/40	USD	453,000	447,338
			447,338
Total Sovereign Debt
(cost $26,398,152)			27,279,774

Supranational Banks – 1.11%
Asian Development Bank
6.00% 1/20/15	AUD	417,000	382,051
European Bank for
Reconstruction &
Development
9.25% 9/10/12	BRL	1,035,000	582,248
European Investment Bank
6.125% 1/23/17	AUD	310,000	281,171
9.00% 12/21/18	ZAR	8,200,000	1,125,913
^10.902% 10/22/19	BRL	690,000	150,867
11.25% 2/14/13		1,400,000	823,597
# European Investment Bank
144A 4.00% 5/15/14	NOK	1,010,000	176,220
International Bank for
Reconstruction &
Development
5.375% 12/15/14	NZD	2,738,000	1,956,291
5.75% 2/17/15	AUD	478,000	435,306
5.75% 10/21/19		1,480,000	1,306,622
6.00% 2/15/17		530,000	479,408
International Finance
5.75% 3/16/15		1,278,000	1,160,913
Total Supranational Banks
(cost $8,487,859)			8,860,607

U.S. Treasury Obligations – 5.89%
U.S. Treasury Bill
0.10% 4/15/10	USD	3,255,363	3,255,195
0.12% 4/22/10		2,604,291	2,604,085
U.S. Treasury Inflation
Index Notes
*1.625% 1/15/15		3,608,696	3,773,906
¥2.00% 1/15/14		1,770,792	1,881,881
2.375% 1/15/17		1,697,694	1,835,235
U.S. Treasury Notes
*1.375% 3/15/13		11,570,000	11,505,821
2.50% 3/31/15		21,005,000	20,952,550
*3.625% 2/15/20		1,152,000	1,132,741
Total U.S. Treasury
Obligations
(cost $46,951,908)			46,941,414

		Number of	Value
		Shares	(U.S. $)
Common Stock – 0.07%
† Alliance HealthCare Services		26,414	$148,448
Blackstone Group		7,000	98,000
=† Century Communications		1,975,000	0
† Delta Air Lines		11	160
† DIRECTV Class A		4,300	145,383
† Flextronics International		7,200	56,448
† GeoEye		1,900	56,050
† Mirant		121	1,314
*† Mobile Mini		4,903	75,947
∏=† PT Holdings		295	3
Total Common Stock
(cost $769,357)			581,753

Convertible Preferred Stock – 0.04%
Freeport-McMoRan Copper
& Gold 6.75% exercise
price $72.91, expiration
date 5/1/10		2,431	281,996
Merck 6.00% exercise price
$52.85, expiration
date 8/13/10		98	24,647
Total Convertible Preferred Stock
(cost $272,697)			306,643

Preferred Stock – 0.16%
*• Bank of America 8.125%		375,000	383,093
• PNC Funding 8.25%		875,000	914,651
= Port Townsend		59	0
Total Preferred Stock
(cost $1,206,517)			1,297,744

Warrant – 0.00%
=† Port Townsend		59	1
Total Warrant (cost $1,416)			1

		Principal
		Amount°
≠Discount Notes – 8.99%
Federal Home Loan Bank
0.001% 4/1/10	USD	52,085,817	52,085,817
0.01% 4/5/10		19,532,181	19,532,167
Total Discount Notes
(cost $71,617,984)			71,617,984

Total Value of Securities
Before Securities
Lending Collateral – 103.28%
(cost $818,162,519)			822,482,401

		Number of
		Shares
Securities Lending Collateral** – 5.10%
Investment Companies
Mellon GSL DBT II
Collateral Fund		34,969,694	34,969,694
BNY Mellon SL DBT II
Liquidating Fund		5,615,938	5,559,779
@† Mellon GSL Reinvestment Trust II		1,262,112	53,640
Total Securities Lending Collateral
(cost $41,847,744)			40,583,113

Total Value of Securities – 108.38%
(cost $860,010,263)			863,065,514 ©
Obligation to Return Securities
Lending Collateral** – (5.25%)			(41,847,744)
Liabilities Net of Receivables
and Other Assets – (3.13%)			(24,914,664)
Net Assets Applicable to
85,747,704 Shares
Outstanding – 100.00%			$796,303,106

Net Asset Value – Optimum Fixed Income Fund
Class A ($40,808,614 / 4,394,134 Shares)			$9.29
Net Asset Value – Optimum Fixed Income Fund
Class B ($5,586,931 / 601,984 Shares)			$9.28
Net Asset Value – Optimum Fixed Income Fund
Class C ($170,213,786 / 18,340,049 Shares)			$9.28
Net Asset Value – Optimum Fixed Income Fund
Institutional Class ($579,693,775 / 62,411,537 Shares)			$9.29

Components of Net Assets at March 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)			$794,681,037
Undistributed net investment income			15,471,348
Accumulated net realized loss on investments			(16,857,475)
Net unrealized appreciation of investments and
foreign currencies			3,008,196
Total net assets			$796,303,106

(continues)     59

Statements of net assets

Optimum Fixed Income Fund

°Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesia Rupiah
ILS — Israeli Shekel
INR — Indian Rupee
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PLN — Polish Zloty
SGD — Singapore Dollar
TWD — Taiwan Dollar
USD — United States Dollar
ZAR — South African Rand

•	Variable rate security. The rate shown is the rate as of March 31, 2010.

«	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2010, the aggregate amount of Rule 144A securities was $87,507,686, which represented 10.99% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

@	Illiquid security. At March 31, 2010, the aggregate amount of illiquid securities was $2,361,742, which represented 0.30% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

*	Fully or partially on loan.

Φ	Step coupon bond. Coupon decreases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2010.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2010, the aggregate amount of fair valued securities was $62,695, which represented 0.01% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

‡	Non-income producing security. Security is currently in default.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2010.

Δ	Securities have been classified by country of origin.

¥	Fully or partially pledged as collateral for financial futures contracts.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

†	Non income producing security.

∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At March 31, 2010, the aggregate amount of restricted securities was $3 or 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

**	See Note 8 in “Notes to financial statements.”

©	Includes $44,267,956 of securities loaned.

Summary of Abbreviations:
ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
FGIC — Insured by the Financial Guaranty Insurance Company
GNMA — Government National Mortgage Association
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MASTR — Mortgage Asset Securitization Transactions, Inc.
NATL-RE — Insured by the National Public Finance Guarantee Corporation
NIM — Net Interest Margin
PIK — Pay-in-kind
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — Year

Net Asset Value and Offering Price Per Share —
Optimum Fixed Income Fund
Net asset value Class A (A)	$9.29
Sales charge (4.50% of offering price) (B)	0.44
Offering price	$9.73

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

1	The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at March 31, 2010:

Foreign Currency Exchange Contracts

					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
AUD	(173,958)	USD	157,693	4/30/10	$(1,403)
AUD	1,194,953	USD	(1,085,567)	4/30/10	7,299
BRL	3,800,000	USD	(2,094,713)	4/30/10	28,429
BRL	5,041,305	USD	(2,769,948)	4/30/10	46,738
CAD	1,075,256	USD	(1,051,184)	4/30/10	7,654
CAD	2,281,026	USD	(2,232,011)	4/30/10	14,185
CAD	1,707,502	USD	(1,668,633)	4/30/10	12,797
CLP	43,023,075	USD	(80,719)	4/30/10	1,410
EUR	(204,921)	USD	276,241	4/30/10	(563)
EUR	(1,839,071)	USD	2,488,000	4/30/10	3,803
GBP	(226,290)	USD	337,104	4/30/10	(6,262)
GBP	(1,588,616)	USD	2,386,371	4/30/10	(24,154)
IDR	5,191,256,000	USD	(567,041)	4/30/10	962
ILS	3,077,893	USD	(821,681)	4/30/10	10,914
INR	149,048,783	USD	(3,202,000)	10/20/10	63,911
KRW	5,208,294,850	USD	(4,558,284)	4/30/10	39,434
KRW	1,262,407,050	USD	(1,105,629)	4/30/10	8,784
MYR	12,681,127	USD	(3,796,745)	4/30/10	88,643
MYR	3,492,011	USD	(1,046,295)	4/30/10	23,626
NOK	(1,146,119)	USD	191,681	4/30/10	(921)
NOK	(2,066,099)	USD	346,045	4/30/10	(1,157)
NOK	6,209,468	USD	(1,041,027)	4/30/10	2,456
NZD	(2,810,358)	USD	1,970,061	4/30/10	(21,859)
PLN	4,495,838	USD	(1,540,990)	4/30/10	28,896
PLN	(3,504,662)	USD	1,205,014	4/30/10	(18,767)
SGD	3,084,002	USD	(2,197,209)	4/30/10	7,047
SGD	1,444,087	USD	(1,028,816)	4/30/10	3,329
TWD	70,212,950	USD	(2,212,477)	4/30/10	(35)
TWD	32,761,575	USD	(1,031,536)	4/30/10	796
ZAR	(9,167,917)	USD	1,230,692	4/30/10	(20,218)
					$305,774

Futures Contracts

	Notional	Notional	Expiration	Unrealized
Contracts to Buy	Cost	Value	Date	Appreciation
33 U.S. Treasury
5 yr Notes	$3,788,705	$3,789,844	6/30/10	$1,139

Swap Contracts
CDS Contracts

		Annual		Unrealized
Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclays
ITRAXX Europe
Subordinate
Financials 12.1
5 yr CDS	$3,800,000	1.00%	12/20/14	$(69,683)
Kingdom of Spain
5 yr CDS	580,000	1.00%	3/20/15	(7,509)
5 yr CDS	2,600,000	1.00%	3/20/15	(19,813)
JPMorgan Securities
Donnelley (R.R.)
& Sons
5 yr CDS	2,000,000	5.00%	6/20/14	(331,299)
Penney (J.C.)
5 yr CDS	895,000	1.00%	3/20/15	3,692
5 yr CDS	540,000	1.00%	3/20/15	3,914
5 yr CDS	360,000	1.00%	3/20/15	988
Portuguese
Republic
5 yr CDS	1,648,000	1.00%	6/20/15	(416)
Sunoco 5 yr CDS	630,000	1.00%	3/20/15	20,825
	$13,053,000			$(399,301)
Protection Sold:
Citigroup Global
Markets
MetLife 5 yr CDS	$350,000	5.00%	9/20/14	$18,290
JPMorgan Securities
Macy’s
5 yr CDS	895,000	1.00%	3/20/15	6,953
5 yr CDS	540,000	1.00%	3/20/15	(1,113)
5 yr CDS	360,000	1.00%	3/20/15	3,148
Valero Energy
5 yr CDS	630,000	1.00%	3/20/15	(9,183)
	$2,775,000			$18,095
Total				$(381,206)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes

(continues)     61

Statements of net assets

Optimum International Fund

March 31, 2010

		Number of	Value
		Shares	(U.S. $)
Common Stock – 96.31%Δ
Australia – 5.00%
	Amcor	217,942	$1,277,825
	Australia & New Zealand
	Banking Group	27,800	646,880
*	BHP Billiton ADR	9,900	795,168
	Commonwealth Bank of Australia	12,100	624,952
	CSL	5,900	197,215
	Foster’s Group	291,121	1,413,055
	National Australia Bank	21,200	535,321
	QBE Insurance Group	73,416	1,403,168
	Telstra	730,823	2,004,994
	Wesfarmers	44,067	1,285,386
			10,183,964
Belgium – 0.57%
	Anheuser-Busch InBev	16,300	821,132
	Fortis	93,313	332,248
t†	Fortis Strip VVPR	48,482	131
			1,153,511
Bermuda – 0.28%
†	Arch Capital Group	5,000	381,250
	Catlin Group	33,639	183,635
			564,885
Brazil – 1.46%
*	Banco Santander Brasil ADR	19,700	244,871
	BM&F Bovespa	38,300	257,092
*	Cemig ADR	32,050	533,311
	AmBev ADR	4,800	439,968
†	Hypermarcas	43,600	531,902
†	Sid Nacional ADR	11,500	459,195
	Vale ADR	16,000	515,040
			2,981,379
Canada – 4.62%
	Canadian National Railway	10,500	637,341
	Canadian Natural Resources	9,200	681,008
	Canadian Pacific Railway	17,500	986,411
†	Eldorado Gold	92,000	1,117,046
	Enbridge	21,000	1,001,713
	EnCana	20,100	623,703
†	Magna International Class A	9,900	612,315
†	Pacific Rubiales Energy	29,800	578,980
	Pan American Silver	34,700	803,305
	Potash Corp. of Saskatchewan	5,600	668,360
	Toronto-Dominion Bank	9,200	685,810
*	TransCanada	27,800	1,018,923
			9,414,915
■China – 3.51%
	Cheung Kong Holdings	70,000	901,567
*	China Construction Bank Class H	678,500	555,786
	China Life Insurance Class H	101,500	486,306
	China Mobile	50,800	488,748
*†	Focus Media Holding ADR	26,600	485,716
	Hang Seng Bank	20,800	289,862
†	Hidili Industry International
	Development	501,800	546,120
	Hong Kong Electric Holdings	172,500	1,023,102
*	Industrial & Commercial Bank of
	China Series H	759,600	579,171
	Jardine Matheson Holdings	15,200	506,160
	New World Development	289,900	567,535
	REXLot Holdings	3,089,400	441,670
	Wing Hang Bank	31,900	291,709
			7,163,452
Denmark – 1.00%
*†	A.P. Moller - Maersk	60	457,242
	FLSmidth	16,000	1,110,156
	TrygVesta	7,300	481,872
			2,049,270
Finland – 0.67%
*	Fortum	27,100	662,922
*	UPM-Kymmene	52,336	694,558
			1,357,480
France – 8.51%
*	AXA	20,100	447,162
*	BNP Paribas	3,500	268,813
	Cap Gemini	11,400	561,585
*	Carrefour	43,433	2,093,536
*	Compagnie de Saint-Gobain	35,772	1,720,157
*†	Eramet	3,100	1,067,140
	France Telecom	78,700	1,883,176
†	GDF Suez	8,820	12
*	GDF Suez	22,200	857,618
†	Renault	10,300	482,772
*	Sanofi-Aventis	10,504	783,051
*	Societe Generale	23,771	1,495,141
*†	Total	67,777	3,934,809
	Unibail-Rodamco	2,800	567,315
*	Vinci	8,823	520,027
†	Vivendi	24,300	650,392
			17,332,706
Germany – 5.82%
†	Allianz	3,000	376,657
	Bayerische Motoren Werke	10,900	503,901
*	Deutsche Boerse	3,500	259,310
	Deutsche Lufthansa	70,100	1,160,396
*	Deutsche Telekom	170,213	2,315,246
	Fresenius Medical Care	18,400	1,038,267
	Gerry Weber International	13,904	483,888
*	Merck	7,900	640,255

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Germany (continued)
	RWE	39,103	$3,473,865
	Siemens	12,800	1,283,753
	Software	2,700	320,282
			11,855,820
Gilbraltar – 0.12%
†	PartyGaming	51,000	247,758
			247,758
India – 0.33%
	Sterlite Industries India ADR	35,900	668,099
			668,099
Indonesia – 0.21%
	Adaro Energy	1,955,200	421,583
			421,583
Ireland – 0.31%
	Covidien	12,600	633,528
			633,528
Israel – 0.33%
	Teva Pharmaceutical Industries ADR	10,600	668,648
			668,648
Italy – 2.35%
†	Assicurazioni Generali	1	24
*†	Benetton Group	39,500	327,597
	Enel	105,300	588,849
*	ENI	30,100	706,222
	Fondiaria - Sai	9,100	136,931
†	Intesa Sanpaolo	432,425	1,610,649
	Parmalat	173,800	475,977
†	UBI Banca	21,200	286,073
*†	UniCredit	223,343	659,926
			4,792,248
Japan – 17.47%
*	Air Water	42,800	489,849
	Amada	106,100	889,747
*	Asahi Breweries	23,900	448,141
*	Astellas Pharma	45,200	1,636,560
	Bridgestone	28,700	489,948
	Canon	63,500	2,941,010
	Chiba Bank	55,100	329,457
	DA Office Investment	40	85,442
	Fujitsu	96,500	631,704
*	Hitachi High-Technologies	21,700	497,877
	Honda Motor	37,000	1,306,022
*	HOYA	25,500	700,711
*	ITOCHU	97,900	857,633
	Japan Prime Realty Investment	100	222,591
*	Japan Tobacco	220	818,911
	Kamigumi	54,000	434,357
	Kao	84,900	2,152,241
	KDDI	338	1,749,834
	Konica Minolta Holdings	56,100	654,670
	Marubeni	153,900	956,422
*	Matsui Securities	33,500	239,363
*	Mitsubishi Heavy Industries	179,500	743,037
	Mitsubishi UFJ Financial Group	113,500	594,876
*	Mitsui	52,900	888,928
*	Mizuho Securities	124,000	392,598
*	Nikon	33,100	722,613
*	Nitto Denko	16,200	629,008
*	Nomura Holdings	82,900	610,954
*	NSK	136,000	1,073,569
	NTT Data	100	333,191
	Panasonic	36,600	559,825
	Sekisui House	58,000	579,442
*	Seven & I Holdings	82,700	1,998,281
*	Sumitomo Mitsui Financial Group	8,000	264,413
*	Takeda Pharmaceutical	52,700	2,319,612
	Tokio Marine Holdings	68,900	1,940,461
*	Toyota Motor	31,300	1,253,808
	West Japan Railway	294	1,012,600
*	Zeon	196,700	1,148,767
			35,598,473
Luxembourg – 0.49%
	ArcelorMittal	22,800	1,000,598
			1,000,598
Malaysia – 0.62%
	AMMB Holdings	318,500	488,729
	CIMB Group Holdings	181,500	783,161
			1,271,890
Mexico – 0.39%
	Fomento Economico Mexicano ADR	13,200	627,396
	Grupo Mexico Class B	62,800	168,837
			796,233
Netherlands – 1.89%
†	Aegon	99,600	682,091
†	Corio	2,300	153,581
†	ING Groep CVA	109,531	1,093,639
	Koninklijke	36,200	573,564
†	Reed Elsevier	101,220	1,230,232
†	Wereldhave	1,300	124,604
			3,857,711
New Zealand – 0.45%
	Telecom Corp. of New Zealand	589,903	909,119
			909,119
Norway – 0.25%
	Statoil	22,100	511,726
			511,726

(continues)     63

Statements of net assets

Optimum International Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Philippines – 0.23%
	Philippine Long Distance
	Telephone ADR	9,000	$479,520
			479,520
Republic of Korea – 1.76%
†	Hynix Semiconductor	30,800	726,820
	Hyosung	8,594	616,760
	Korea Electric Power	17,700	571,775
	Korea Zinc	2,900	517,743
	Korean Air Lines	1,530	89,924
	Samsung Electronics	1,460	1,055,568
			3,578,590
Russia – 0.21%
	Vimpel-Communications ADR	23,000	423,430
			423,430
Singapore – 2.67%
	CapitaLand	113,200	321,255
	DBS Group Holdings	45,000	460,004
	Oversea-Chinese Banking	121,790	758,304
	Singapore Telecommunications	773,100	1,751,896
	Straits Asia Resources	251,900	388,951
	United Overseas Bank	74,000	1,016,713
*	Wilmar International	153,900	737,101
			5,434,224
South Africa – 0.83%
	MTN Group	29,200	448,615
	Naspers	12,200	529,671
	Sasol	17,119	710,896
			1,689,182
Spain – 3.76%
	Banco Bilbao Vizcaya Argentaria	2	28
	Banco Santander	158,610	2,108,146
	Iberdrola	265,987	2,254,494
*	Inditex	8,000	527,387
*	Telefonica	116,897	2,769,542
			7,659,597
Sweden – 0.92%
	Atlas Copco Class A	34,700	538,309
*	Nordea Bank	57,200	564,501
	Svenska Cellulosa Class B	54,900	774,112
			1,876,922
Switzerland – 8.19%
*	Adecco	20,700	1,175,032
	Alcon	4,000	646,240
*	Clariant	87,600	1,114,161
	Credit Suisse Group	11,700	603,116
*	GAM Holding	10,800	132,650
	Givaudan	700	614,122
*	Julius Baer Group	19,200	696,543
*	Nestle	25,200	1,290,654
*	Novartis	88,077	4,757,420
	Roche Holding	7,300	1,183,952
	Sonova Holding	5,200	646,085
	Swiss Reinsurance	10,200	502,091
	Tyco Electronics	26,500	728,220
*	UBS	27,300	443,801
	Zurich Financial Services	8,367	2,145,019
			16,679,106
Taiwan – 2.91%
*	AU Optronics ADR	59,223	670,998
†	China Airlines	1,393,466	509,229
	Chunghwa Telecom ADR	55,882	1,085,788
	HON HAI Precision Industry	116,000	502,481
	Mega Financial Holding	611,600	354,523
†	Polaris Securities	565,200	293,795
*	Siliconware Precision Industries ADR	78,900	474,190
	Taiwan Semiconductor
	Manufacturing	552,269	1,070,002
	Taiwan Semiconductor
	Manufacturing ADR	67,401	707,036
	Yuanta Financial Holding	422,400	253,500
			5,921,542
Thailand – 0.37%
	Bangkok Bank Public	76,600	311,565
	Banpu Public	23,800	449,057
			760,622
United Kingdom – 16.88%
	Aegis Group	149,300	288,443
†	Anglo American	15,500	675,950
	Antofagasta	43,900	692,898
*	ARM Holdings	167,900	607,220
	Aviva	84,825	495,628
	Barclays	151,900	830,603
	BG Group	146,743	2,539,945
†	BP	394,639	3,733,691
*†	British Airways	312,200	1,151,833
	Britvic	108,700	765,289
	Compass Group	212,503	1,696,377
*	Domino’s Pizza	87,000	445,488
	GlaxoSmithKline	161,817	3,106,607
	HSBC Holdings	115,107	1,167,118
	Imperial Tobacco Group	42,500	1,296,453
†	Inchcape	1,101,200	493,015
*	Intercontinental Hotels Group	31,000	485,997
	International Power	97,600	472,215
	Johnson Matthey	26,100	691,998
	Next	13,200	433,522
	Prudential	55,600	461,566
	Royal Dutch Shell Class A	147,526	4,267,384
	Standard Chartered	5,100	139,165
	Tesco	121,100	800,119

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
United Kingdom (continued)
Unilever	100,243	$2,945,310
* Vodafone Group	1,060,910	2,448,142
Vodafone Group ADR	23,400	544,986
WPP Group	68,400	709,004
		34,385,966
United States – 0.93%
*† Amkor Technology	64,900	458,843
Mosaic	9,000	546,930
† NII Holdings	12,100	504,086
† ResMed	59,000	378,948
		1,888,807
Total Common Stock
(cost $188,989,507)		196,212,504

Preferred Stock – 0.68%
Brazil – 0.31%
Usinas Siderurgicas de Minas
Gerais Class A	18,400	633,384
		633,384
Germany – 0.37%
* Volkswagen	7,700	706,212
= Volkswagen	600	55,030
		761,242
Total Preferred Stock (cost $1,317,965)		1,394,626

Right – 0.00%
Volkswagen	7,700	4,940
Total Right (cost $0)		4,940

Warrant – 0.00%
† Unione di Banchi Italiano	20,000	989
Total Warrant (cost $0)		989

	Principal
	Amount (U.S. $)
≠Discount Notes – 1.77%
Federal Home Loan Bank
0.001% 4/1/10	$5,235,257	2,617,629
0.01% 4/5/10	1,963,222	981,609
Total Discount Notes (cost $3,599,238)		3,599,238

US Treasury Obligations – 0.14%
U.S. Treasury Bill
0.10% 4/15/10	327,204	163,592
0.12% 4/22/10	261,763	130,871
Total US Treasury Obligations
(cost $294,468)		294,463

Total Value of Securities Before Securities
Lending Collateral – 98.90%
(cost $194,201,178)		201,506,760

	Number of
	Shares
Securities Lending Collateral** – 12.01%
Investment Companies
Mellon GSL DBT II Collateral Fund	21,740,544	21,740,544
BNY Mellon SL DB II
Liquidating Fund	2,733,696	2,706,359
†@ Mellon GSL Reinvestment Trust II	653,686	27,782
Total Securities Lending Collateral
(cost $25,127,926)		24,474,685

Total Value of Securities – 110.91%
(cost $219,329,104)		225,981,445 ©
Obligation to Return Securities
Lending Collateral** – (12.33%)		(25,127,926)
Receivables and Other Assets
Net of Liabilities – 1.42%		2,887,299
Net Assets Applicable to 19,691,463
Shares Outstanding – 100.00%		$203,740,818

Net Asset Value – Optimum International Fund
Class A ($12,082,289 / 1,169,001 Shares)		$10.34
Net Asset Value – Optimum International Fund
Class B ($2,242,897 / 222,176 Shares)		$10.10
Net Asset Value – Optimum International Fund
Class C ($43,259,990 / 4,282,480 Shares)		$10.10
Net Asset Value – Optimum International Fund
Institutional Class ($146,155,642 / 14,017,806 Shares)		$10.43

Components of Net Assets at March 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$255,673,364
Undistributed net investment income		2,708,008
Accumulated net realized loss on investments		(61,330,285)
Net unrealized appreciation of investments
and foreign currencies		6,689,731
Total net assets		$203,740,818

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 35 in “Country/Sector allocations.”

*	Fully or partially on loan.

t	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

†	Non income producing security.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2010, the aggregate amount of fair valued securities was $55,030, which represented 0.03% of the Fund’s net assets. See Note 1 in ”Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

**	See Note 8 in “Notes to financial statements.”

@	Illiquid security. At March 31, 2010, the aggregate amount of illiquid securities was $27,782, which represented 0.01% of the Fund’s net assets. See Note 9 in ”Notes to financial statements.”

©	Includes $23,169,345 of securities loaned.

(continues)     65

Statements of net assets

Optimum International Fund

Summary of Abbreviations:
ADR — American Depositary Receipts
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
CVA — Dutch Certificate
DKK — Danish Krone
EUR — European Monetary Unit
HKD — Hong Kong Dollar
JPY — Japanese Yen
MXN — Mexican Peso
NOK — Norwegian Kroner
SEK — Swedish Krona
SGD — Singapore Dollar
STRIP VVPR — Dividend Coupon
USD — United States Dollar
ZAR — South African Rand

Net Asset Value and Offering Price Per Share –
Optimum International Fund
Net asset value Class A (A)	$10.34
Sales charge (5.75% of offering price) (B)	0.63
Offering price	$10.97

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

1The following foreign currency exchange contracts were outstanding at March 31, 2010:

Foreign Currency Exchange Contracts
					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	1,570,000	USD	(1,421,070)	4/7/10	$18,389
CAD	2,919,000	USD	(2,845,032)	4/7/10	29,411
CHF	(77,948)	USD	73,342	4/1/10	(588)
CHF	367,000	USD	(344,507)	4/1/10	3,577
CHF	92,000	USD	(87,403)	4/6/10	(141)
CHF	(3,468,000)	USD	3,292,557	4/27/10	2,584
DKK	(5,823,000)	USD	1,062,202	4/7/10	5,703
EUR	(59,360)	USD	80,160	4/6/10	(21)
EUR	1,268,000	USD	(1,722,180)	4/7/10	(9,416)
EUR	(170,000)	USD	228,772	4/27/10	(861)
HKD	(878,412)	USD	113,130	4/7/10	(11)
HKD	4,546,000	USD	(585,779)	4/7/10	(244)
JPY	(6,678,143)	USD	72,188	4/1/10	756
JPY	53,229,000	USD	(573,094)	4/1/10	(3,736)
JPY	(6,554,323)	USD	70,804	4/5/10	695
JPY	32,662,000	USD	(349,480)	4/5/10	(107)
JPY	108,443,000	USD	(1,183,461)	4/7/10	(23,473)
JPY	(85,891,000)	USD	922,674	4/2710	3,817
MXN	1,080,000	USD	(87,704)	4/6/10	(404)
NOK	10,191,000	USD	(1,719,661)	4/7/10	(5,290)
SEK	(2,121,000)	USD	293,942	4/27/10	144
SGD	(779,000)	USD	556,869	4/7/10	22
ZAR	(336,000)	USD	45,157	4/7/10	(876)
					$19,930

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes

Optimum Large Cap Growth Fund

March 31, 2010

		Number of	Value
		Shares	(U.S. $)
Common Stock – 95.83%²
Consumer Discretionary – 15.19%
†	Amazon.com	103,022	$13,983,175
†*	AutoZone	8,200	1,419,338
†	CarMax	37,900	952,048
	Carnival	10,500	408,240
*	Coach	38,100	1,505,712
	Costco Wholesale	22,500	1,343,475
†	DIRECTV Class A	50,877	1,720,151
	Disney (Walt)	52,900	1,846,739
†*	DreamWorks Animation Class A	35,300	1,390,467
†	eBay	210,550	5,674,323
*	Expedia	157,550	3,932,448
*	Fastenal	26,200	1,257,338
†*	Hertz Global Holdings	58,650	585,914
†*	IAC/InterActiveCorp	156,450	3,557,673
†*	ITT Educational Services	6,650	747,992
†	Kohl’s	70,100	3,840,078
†*	Lamar Advertising Class A	11,550	396,743
†*	Las Vegas Sands	56,350	1,191,803
†	Lear	15,700	1,245,795
†	Liberty Media Interactive Class A	92,500	1,416,175
	Lowe’s	203,450	4,931,628
*	Marriott International Class A	56,280	1,773,946
	McDonald’s	176,665	11,787,088
	McGraw-Hill	70,800	2,524,020
†*	MGM MIRAGE	29,300	351,600
	NIKE Class B	117,254	8,618,168
*	Nordstrom	39,374	1,608,428
†*	O’Reilly Automotive	15,800	659,018
*	Polo Ralph Lauren	12,991	1,104,755
†*	priceline.com	13,094	3,338,970
*	Regal Entertainment Group Class A	99,650	1,750,851
†	Starbucks	93,300	2,264,391
*	Starwood Hotels & Resorts Worldwide	23,300	1,086,712
	Target	45,050	2,369,630
	Tiffany & Co	41,667	1,978,766
†*	TRW Automotive Holdings	43,650	1,247,517
	Wal-Mart Stores	104,900	5,832,439
*	Western Union	38,800	658,048
*	Wyndham Worldwide	69,250	1,781,803
	Wynn Resorts	43,897	3,328,710
			107,412,115
Consumer Staples – 1.63%
	PepsiCo	77,400	5,120,784
	Philip Morris International	94,300	4,918,688
	Procter & Gamble	22,852	1,445,846
			11,485,318
Energy – 7.24%
†	Cameron International	29,500	1,264,370
	Chevron	122,000	9,251,260
	Devon Energy	56,500	3,640,295
	EOG Resources	73,195	6,802,743
†	FMC Technologies	8,600	555,818
	Murphy Oil	15,400	865,326
	Nexen (Canada)	204,998	5,065,501
	Peabody Energy	89,400	4,085,580
	Petroleo Brasiliero ADR	56,000	2,217,040
†	Plains Exploration & Production	115,250	3,456,348
*	Schlumberger	42,400	2,690,704
	Suncor Energy (Canada)	55,100	1,792,954
†	Transocean (Switzerland)	109,818	9,486,078
			51,174,017
Financial Services – 16.02%
	American Express	133,613	5,512,872
	Assured Guaranty (Bermuda)	94,850	2,083,855
	Banco Santander ADR	29,650	368,550
	Bank of America	345,700	6,170,745
	BlackRock	2,500	544,400
	BM&F Bovespa (Brazil)	251,250	1,686,535
	CME Group	5,000	1,580,550
	Franklin Resources	18,200	2,018,380
†	Genworth Financial	106,800	1,958,712
	Goldman Sachs Group	57,173	9,755,429
	Hartford Financial Services Group	107,950	3,067,939
†	IntercontinentalExchange	14,100	1,581,738
	Invesco	151,200	3,312,792
	JPMorgan Chase	383,225	17,149,319
*	MasterCard Class A	48,475	12,312,650
	MetLife	29,700	1,287,198
	Morgan Stanley	60,700	1,777,903
	Northern Trust	26,300	1,453,338
	PNC Financial Services Group	89,803	5,361,239
	Schwab (Charles)	68,700	1,284,003
	Sun Life Financial (Canada)	27,900	897,581
	TFS Financial	46,000	614,100
	Travelers	64,600	3,484,524
	U.S. Bancorp	218,463	5,653,822
*	Visa Class A	130,870	11,913,096
*	Wells Fargo	335,265	10,433,447
			113,264,717
Health Care – 10.25%
	Abbott Laboratories	100,600	5,299,608
	Allergan	33,500	2,188,220
†	Amgen	62,850	3,755,916
†*	Auxilium Pharmaceuticals	79,500	2,477,220
	Baxter International	100,850	5,869,470
†	Celgene	34,600	2,143,816
†	Community Health Systems	16,250	600,113
	Covidien (Ireland)	111,300	5,596,164
†	Express Scripts	41,400	4,212,864
†	Gilead Sciences	104,991	4,774,991
†	Health Management Associates Class A	135,000	1,161,000
†*	Human Genome Sciences	46,400	1,401,280
†*	Illumina	17,200	669,080
†*	Insulet	69,000	1,041,210

(continues)     67

Statements of net assets

Optimum Large Cap Growth Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Health Care (continued)
†*	Intuitive Surgical	4,600	$1,601,398
†*	Inverness Medical Innovation	13,350	521,051
	Johnson & Johnson	68,082	4,438,946
†	Life Technologies	31,050	1,622,984
	McKesson	23,800	1,564,136
†	Medco Health Solutions	81,300	5,248,728
	Merck	116,024	4,333,496
	Pfizer	360,534	6,183,157
*	Stryker	25,500	1,459,110
†	Thermo Fisher Scientific	30,300	1,558,632
†*	Vertex Pharmaceuticals	13,300	543,571
†	WellPoint	34,100	2,195,358
			72,461,519
Materials & Processing – 6.92%
	Agnico-Eagle Mines (Canada)	7,800	434,226
	Ashland	19,550	1,031,654
	BHP Billiton ADR	114,010	7,801,704
	BHP Billiton (Australia)	37,350	1,493,851
*	Cliffs Natural Resources	52,600	3,731,970
	Dow Chemical	272,506	8,058,002
	FMC	51,450	3,114,783
	Monsanto	10,300	735,626
	Mosaic	22,200	1,349,094
†	Owens-Illinois	53,700	1,908,498
	Potash Corp. of Saskatchewan
	(Canada)	26,256	3,133,654
*	PPG Industries	54,156	3,541,802
	Praxair	100,881	8,373,123
	Precision Castparts	16,900	2,141,399
	Yamana Gold (Canada)	208,800	2,056,680
			48,906,066
Producer Durables – 8.80%
	3M	14,800	1,236,836
	Automatic Data Processing	23,700	1,053,939
*	Bucyrus International Class A	13,500	890,865
	Cummins	14,050	870,398
*	Danaher	84,175	6,726,424
	Deere	12,300	731,358
	Expeditors International of Washington	32,200	1,188,824
	FedEx	79,075	7,385,605
	General Dynamics	132,992	10,266,981
*	Lockheed Martin	14,450	1,202,529
†	McDermott International	44,550	1,199,286
	Norfolk Southern	50,086	2,799,307
*	PACCAR	27,100	1,174,514
	Republic Services	26,600	771,932
	Rockwell Automation	15,000	845,400
	Stanley Black & Decker	13,100	752,071
	Towers Watson Class A	16,750	795,625
	Tyco International (Switzerland)	142,900	5,465,925
	Union Pacific	125,167	9,174,741
	United Parcel Service Class B	68,950	4,441,070
*	United Technologies	44,100	3,246,201
			62,219,831
Technology – 29.40%
	Accenture (Bermuda)	42,700	1,791,265
*	Activision Blizzard	374,050	4,511,043
†	Adobe Systems	83,000	2,935,710
†*	Akamai Technologies	26,300	826,083
†	American Tower Class A	146,186	6,228,985
†	Apple	161,673	37,981,837
	ASML Holding	22,900	810,660
†	Autodesk	26,300	773,746
†*	Baidu ADR	14,339	8,560,383
	Broadcom Class A	28,200	935,676
†	Brocade Communications Systems	235,200	1,342,992
†*	Cisco Systems	510,456	13,287,169
†*	Crown Castle International	137,342	5,250,585
†	Dell	54,050	811,291
†*	Dolby Laboratories Class A	29,500	1,730,765
†*	EMC	329,911	5,951,594
†*	Focus Media Holding ADR	28,850	526,801
†	Google Class A	39,876	22,610,090
†*	GSI Commerce	119,800	3,314,866
	Hewlett-Packard	266,250	14,151,187
	Intel	478,400	10,649,183
	International Business Machines	25,100	3,219,075
†*	Juniper Networks	63,100	1,935,908
†	Lam Research	79,750	2,976,270
†	Marvell Technology Group (Bermuda)	498,300	10,155,354
†	McAfee	30,100	1,207,913
†*	Micron Technology	179,350	1,863,447
	Microsoft	290,900	8,514,643
†	NICE Systems ADR	17,750	563,563
†*	Novellus Systems	64,250	1,606,250
†*	NVIDIA	51,100	888,118
†*	ON Semiconductor	218,750	1,750,000
	Oracle	86,850	2,231,177
†	QUALCOMM	177,050	7,434,330
†	Research in Motion (Canada)	21,278	1,573,508
†*	salesforce.com	7,100	528,595
	Samsung Electronics
	(Republic of Korea)	649	469,205
	Seagate Technology	75,600	1,380,456
†*	Sina (China) (Hong Kong Exchange)	96,150	3,623,894
†*	Skyworks Solutions	159,850	2,493,660
†	Synopsys	54,100	1,210,217
*	Tencent Holdings (China)
	(Hong Kong Exchange)	101,300	2,032,719
	Texas Instruments	17,400	425,778
†	Yahoo	290,550	4,802,792
			207,868,783

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Utilities – 0.38%
†* Leap Wireless International	20,300	$332,108
†* MetroPCS Communications	39,900	282,492
† NII Holdings	48,800	2,033,008
		2,647,608
Total Common Stock
(cost $577,641,434)		677,439,974

Limited Partnerships – 0.37%
Lazard Class A (Bermuda)	34,700	1,238,790
* Magellan Midstream Partners	29,707	1,411,974
Total Limited Partnerships
(cost $2,217,646)		2,650,764

Preferred Stock – 0.15%
Wells Fargo 8.00%	38,550	1,052,415
Total Preferred Stock
(cost $741,030)		1,052,415

	Principal
	Amount (U.S. $)
≠Discount Notes – 2.88%
Federal Home Loan Bank
0.001% 4/1/10	$14,815,256	14,815,256
0.01% 4/5/10	5,555,715	5,555,715
Total Discount Notes
(cost $20,370,971)		20,370,971

U.S. Treasury Obligations – 0.24%
U.S. Treasury Bill
0.10% 4/15/10	925,917	925,901
0.12% 4/22/10	740,711	740,702
Total U.S. Treasury Obligations
(cost $1,666,628)		1,666,603

Total Value of Securities Before Securities
Lending Collateral – 99.47%
(cost $602,637,709)		703,180,727

	Number of
	Shares
Securities Lending Collateral** – 7.03%
Investment Companies
Mellon GSL DBT II Collateral Fund	42,238,336	42,238,336
BNY Mellon SL DBT II
Liquidating Fund	7,535,474	7,460,119
@† Mellon GSL Reinvestment Trust II	1,053,295	44,765
Total Securities Lending Collateral
(cost $50,827,105)		49,743,220

Total Value of Securities – 106.50%
(cost $653,464,814)	$752,923,947 ©
Obligation to Return Securities
Lending Collateral** – (7.19%)	(50,827,105)
Receivables and Other Assets
Net of Liabilities – 0.69%	4,850,606
Net Assets Applicable to 65,906,541
Shares Outstanding – 100.00%	$706,947,448

Net Asset Value – Optimum Large Cap Growth Fund
Class A ($36,288,205 / 3,409,366 Shares)	$10.64
Net Asset Value – Optimum Large Cap Growth Fund
Class B ($6,134,815 / 602,354 Shares)	$10.18
Net Asset Value – Optimum Large Cap Growth Fund
Class C ($132,242,389 / 12,987,543 Shares)	$10.18
Net Asset Value – Optimum Large Cap Growth Fund
Institutional Class ($532,282,039 / 48,907,278 Shares)	$10.88

Components of Net Assets at March 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)	$789,001,690
Accumulated net investment loss	(21,830)
Accumulated net realized loss on investments	(181,512,485)
Net unrealized appreciation of investments
and foreign currencies	99,480,073
Total net assets	$706,947,448

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

†	Non income producing security.

*	Fully or partially on loan.

≠	The rate shown is the effective yield at the time of purchase.

**	See Note 8 in “Notes to financial statements.“

@	Illiquid security. At March 31, 2010, the aggregate amount of illiquid securities was $44,765, which represented 0.01% of the Fund’s net assets. See Note 9 in “Notes to financial statements.“

©	Includes $49,557,111 of securities loaned.

ADR — American Depositary Receipts

Net Asset Value and Offering Price Per Share –
Optimum Large Cap Growth Fund
Net asset value Class A (A)	$10.64
Sales charge (5.75% of offering price) (B)	0.65
Offering price	$11.29

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

(continues)     69

Statements of net assets

Optimum Large Cap Value Fund

March 31, 2010

		Number of	Value
		Shares	(U.S. $)
Common Stock – 98.49%
Consumer Discretionary – 9.86%
*	Advance Auto Parts	38,430	$1,610,986
†	Apollo Group Class A	8,800	539,352
	Comcast Class A	307,700	5,790,914
*	Disney (Walt)	150,270	5,245,926
	Foot Locker	99,800	1,500,992
	Gap	308,200	7,122,501
	Hasbro	35,680	1,365,830
	Home Depot	282,930	9,152,785
	Johnson Controls	33,910	1,118,691
	Lennar Class A	321,712	5,536,664
	NIKE Class B	65,010	4,778,235
*	Omnicom Group	91,700	3,558,877
†*	Pulte Homes	117,250	1,319,063
	Regal Entertainment Group
	Class A	381,400	6,701,197
*	Sherwin-Williams	46,420	3,141,706
	Staples	51,030	1,193,592
	Time Warner	65,800	2,057,566
	Wal-Mart Stores	37,200	2,068,320
			63,803,197
Consumer Staples – 10.33%
	Altria Group	32,400	664,848
*	Campbell Soup	17,730	626,756
	CVS Caremark	202,941	7,419,523
	Diageo (United Kingdom)	244,366	4,101,734
	General Mills	25,140	1,779,661
*	Kellogg	82,560	4,411,181
	Kimberly-Clark	145,710	9,162,245
	Kraft Foods Class A	304,450	9,206,568
	Kroger	59,700	1,293,102
	Lorillard	5,970	449,183
*	Nestle (Switzerland)	90,730	4,646,863
	PepsiCo	49,500	3,274,920
	Philip Morris International	183,710	9,582,313
	Procter & Gamble	49,476	3,130,317
*	Sara Lee	412,700	5,748,911
	Smucker (J.M.)	22,200	1,337,772
			66,835,897
Energy – 12.14%
*	Anadarko Petroleum	35,000	2,549,050
	Apache	46,450	4,714,675
*	Baker Hughes	127,100	5,953,364
*	BP ADR	50,300	2,870,621
	Chevron	202,462	15,352,694
	ConocoPhillips	27,920	1,428,666
	Devon Energy	129,500	8,343,685
	Ensco International (United Kingdom)	128,800	5,767,664
	EOG Resources	28,250	2,625,555
	Exxon Mobil	89,940	6,024,181
	Hess	66,790	4,177,715
	Marathon Oil	125,200	3,961,328
	National Oilwell Varco	59,390	2,410,046
	Occidental Petroleum	27,160	2,296,106
	Total ADR	111,940	6,494,759
*	Valero Energy	181,800	3,581,460
			78,551,569
Financials – 18.68%
	Allstate	129,020	4,168,636
	American Express	81,000	3,342,060
	Ameriprise Financial	98,010	4,445,734
	Annaly Mortgage Management	221,100	3,798,498
	Aon	62,610	2,674,073
	Bank of America	201,270	3,592,670
	Bank of New York Mellon	307,896	9,507,827
	Blackstone Group	201,150	2,816,100
	Chubb	39,670	2,056,890
	Goldman Sachs Group	48,640	8,299,443
	JPMorgan Chase	462,077	20,677,945
*	MasterCard Class A	800	203,200
†	MBIA	310,700	1,948,089
	MetLife	211,980	9,187,213
	Morgan Stanley	195,800	5,734,982
	New York Community Bancorp	285,900	4,728,786
	Northern Trust	22,210	1,227,325
	PNC Financial Services Group	52,160	3,113,952
	Prudential Financial	60,790	3,677,795
	Regions Financial	127,750	1,002,838
	State Street	96,160	4,340,662
	Travelers	255,323	13,772,122
	Wells Fargo	209,930	6,533,022
			120,849,862
Health Care – 10.20%
	Abbott Laboratories	122,170	6,435,916
	Becton, Dickinson	36,990	2,912,223
†	Boston Scientific	141,800	1,023,796
*	Bristol-Myers Squibb	241,000	6,434,700
	GlaxoSmithKline (United Kingdom)	70,600	1,355,398
	Johnson & Johnson	141,830	9,247,315
	Medtronic	98,390	4,430,502
	Merck	41,860	1,563,471
	Pfizer	824,235	14,135,629
	Roche Holding (Switzerland)	6,730	1,091,507
†	St. Jude Medical	46,640	1,914,572
†*	Tenet Healthcare	523,030	2,991,732
†	Thermo Fisher Scientific	79,220	4,075,077
†	Waters	22,840	1,542,614
†*	Watson Pharmaceuticals	163,700	6,837,749
			65,992,201
Industrials – 12.99%
	3M	39,100	3,267,587
*	Avery Dennison	155,000	5,643,550
	Canadian National Railway	25,240	1,529,292
	CSX	30,600	1,557,540

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Industrials (continued)
	Danaher	20,290	$1,621,374
*	Eaton	27,190	2,060,186
	General Electric	320,400	5,831,280
*	Grainger (W.W.)	5,950	643,314
	Honeywell International	191,100	8,651,097
*	Lockheed Martin	163,860	13,636,429
*	Northrop Grumman	111,600	7,317,612
	Stanley Black & Decker	27,358	1,570,594
*	Textron	163,500	3,471,105
	Tyco Electronics	314,100	8,631,468
	Tyco International	195,100	7,462,575
	United Technologies	95,170	7,005,464
*	Waste Management	118,900	4,093,727
			83,994,194
Information Technology – 9.71%
	Accenture Class A	150,680	6,321,026
	Analog Devices	59,800	1,723,436
	Block (H&R)	174,610	3,108,058
	CA	163,600	3,839,692
†	Cisco Systems	37,100	965,713
†*	Dell	222,500	3,339,725
	Dun & Bradstreet	25,180	1,873,896
	Hewlett-Packard	81,820	4,348,733
	Intel	517,000	11,508,420
	International Business Machines	115,880	14,861,610
†	Motorola	635,900	4,464,018
	Oracle	179,490	4,611,098
	Western Union	107,240	1,818,790
			62,784,215
Materials – 6.26%
	Air Products & Chemicals	36,510	2,699,915
*	Alcoa	358,300	5,102,192
*	duPont (E.I.) deNemours	251,600	9,369,584
	MeadWestvaco	202,300	5,168,765
*	Packaging Corp. of America	359,300	8,842,373
*	PPG Industries	49,080	3,209,832
*	United States Steel	95,850	6,088,392
			40,481,053
Telecommunications – 5.40%
	AT&T	662,800	17,126,753
*	Qwest Communications International	1,596,500	8,333,730
	Vodafone Group (United Kingdom)	2,163,017	4,991,349
*	Windstream	408,200	4,445,298
			34,897,130
Utilities – 2.92%
	American Electric Power	161,530	5,521,094
	Dominion Resources	102,346	4,207,444
*	Entergy	15,510	1,261,739
	FPL Group	32,870	1,588,607
*	PG&E	65,840	2,792,933
	PPL	53,770	1,489,967
	Public Service Enterprise Group	67,840	2,002,637
			18,864,421
Total Common Stock
	(cost $604,246,665)		637,053,739

		Principal
		Amount (U.S. $)
≠Discount Notes – 1.16%
	Federal Home Loan Bank
	0.001% 4/1/10	$5,433,907	5,433,906
	0.01% 4/5/10	2,037,715	2,037,713
Total Discount Notes
	(cost $7,471,619)		7,471,619

U.S. Treasury Obligations – 0.09%
	U.S. Treasury Bill
	0.10% 4/15/10	339,619	339,600
	0.12% 4/22/10	271,695	271,673
Total U.S. Treasury Obligations
	(cost $611,282)		611,273

Total Value of Securities Before Securities
	Lending Collateral – 99.74%
	(cost $612,329,566)		645,136,631

		Number of
		Shares
Securities Lending Collateral** – 7.87%
Investment Companies
	Mellon GSL DBT II
	Collateral Fund	45,641,493	45,641,493
	BNY Mellon SL DBT II
	Liquidating Fund	5,310,396	5,257,292
@†	Mellon GSL Reinvestment Trust II	1,049,762	44,615
Total Securities Lending Collateral
	(cost $52,001,651)		50,943,400

Total Value of Securities – 107.61%
	(cost $664,331,217)		696,080,031	©
Obligation to Return Securities
	Lending Collateral** – (8.04%)		(52,001,651)
Receivables and Other Assets
	Net of Liabilities – 0.43%		2,755,115
Net Assets Applicable to 65,786,658
	Shares Outstanding – 100.00%		$646,833,495

(continues)     71

Statements of net assets

Optimum Large Cap Value Fund

Net Asset Value – Optimum Large Cap Value Fund
Class A ($34,167,162 / 3,476,034 Shares)	$9.83

Net Asset Value – Optimum Large Cap Value Fund
Class B ($5,943,175 / 611,564 Shares)	$9.72

Net Asset Value – Optimum Large Cap Value Fund
Class C ($125,961,318 / 12,966,871 Shares)	$9.71

Net Asset Value – Optimum Large Cap Value Fund
Institutional Class ($480,761,840 / 48,732,189 Shares)	$9.87

Components of Net Assets at March 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)	$798,536,318
Undistributed net investment income	8,651,825
Accumulated net realized loss on investments	(192,119,139)
Net unrealized appreciation of investments
and foreign currencies	31,764,491
Total net assets	$646,833,495

*	Fully or partially on loan.

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

**	See Note 8 in “Notes to financial statements.”

@	Illiquid security. At March 31, 2010, the aggregate amount of illiquid securities was $44,615, which represented 0.01% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

©	Includes $50,673,156 of securities loaned.

ADR — American Depositary Receipts

Net Asset Value and Offering Price Per Share –
Optimum Large Cap Value Fund
Net asset value Class A (A)	$9.83
Sales charge (5.75% of offering price) (B)	0.60
Offering price	$10.43

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

Optimum Small-Mid Cap Growth Fund

March 31, 2010

		Number of
		Shares	Value
Common Stock – 98.68%²
Consumer Discretionary – 22.43%
*	Aaron’s	15,000	$500,100
*	Abercrombie & Fitch Class A	29,000	1,323,560
*†	AnnTaylor Stores	23,000	476,100
*†	ArvinMeritor	96,800	1,292,280
*†	Avis Budget Group	31,300	359,950
*†	Bally Technologies	28,500	1,155,390
	bebe Stores	10,300	91,670
*	Brunswick	45,700	729,829
*†	Carter’s	55,890	1,685,642
†	Cavco Industries	37,600	1,283,664
*†	Central European Distribution	23,310	816,083
†	Charming Shoppes	42,000	229,320
*†	Cheesecake Factory	37,800	1,022,868
	Chico’s FAS	75,500	1,088,710
*†	Coldwater Creek	33,700	233,878
†	Constant Contact	4,900	113,778
†	Dick’s Sporting Goods	37,040	967,114
†	DreamWorks Animation Class A	34,800	1,370,772
†	Drew Industries	19,600	431,592
*†	Focus Media Holding ADR	95,410	1,742,187
*†	Gaylord Entertainment	60,500	1,772,045
*	Gentex	66,100	1,283,662
*†	Grand Canyon Education	37,000	967,180
*†	Hanesbrands	90,670	2,522,438
*†	Hertz Global Holdings	100,210	1,001,098
*†	ITT Educational Services	9,500	1,068,560
†	J. Crew Group	22,500	1,032,750
*	Jarden	64,920	2,161,187
*†	Life Time Fitness	22,400	629,440
	Localiza Rent a Car	68,410	719,194
*†	Lululemon Athletica	31,600	1,311,400
	Navitas	140,908	659,380
†	P.F. Chang’s China Bistro	4,500	198,585
†	Penn National Gaming	40,960	1,138,688
†	Pier 1 Imports	37,500	238,875
*†	Pinnacle Entertainment	74,500	725,630
*	Pool	67,500	1,528,200
†	Rush Enterprises Class A	95,790	1,265,386
*†	Saks	67,500	580,500
†	Shutterfly	10,500	252,945
†	Sonic	33,300	367,965
*	Strayer Education	4,400	1,071,488
*†	Talbots	46,000	596,160
†	Team Health Holdings	39,581	664,961
†	Tempur-Pedic International	46,560	1,404,250
*†	Texas Roadhouse	16,200	225,018
*	Thor Industries	30,600	924,426
*†	TiVo	49,000	838,880
*†	True Religion Apparel	24,500	743,820
	Tupperware Brands	21,430	1,033,355
*†	Urban Outfitters	31,750	1,207,453
*†	Vail Resorts	13,500	541,215
†	VistaPrint	27,500	1,574,375
†	Vitacost.com	10,000	120,500
†	Wet Seal Class A	37,900	180,404
*	Williams-Sonoma	60,640	1,594,226
†	Winnebago Industries	9,600	140,256
†	WMS Industries	6,000	251,640
*	Wyndham Worldwide	61,880	1,592,172
			53,044,194
Consumer Staples – 1.50%
*	Diamond Foods	16,000	672,640
†	Green Mountain Coffee Roasters	20,240	1,959,637
	Herbalife	19,850	915,482
			3,547,759
Energy – 4.49%
†	Atwood Oceanics	65,000	2,250,950
*†	Carrizo Oil & Gas	54,000	1,239,300
	Core Laboratories	8,500	1,111,800
†	Dresser-Rand Group	31,000	974,020
*†	FMC Technologies	32,500	2,100,475
*	Houston America Energy	30,000	544,500
	Massey Energy	16,330	853,896
*†	Northern Oil & Gas	9,000	142,650
†	Oceaneering International	12,000	761,880
*†	Quicksilver Resources	31,200	438,984
†	Rosetta Resources	5,000	117,750
†	Tesco	6,700	78,189
			10,614,394
Financial Services – 9.17%
*†	AmeriCredit	24,900	591,624
	Associated Banc-Corp	13,000	179,400
	Assured Guaranty	48,660	1,069,060
	Berkshire Hills Bancorp	25,500	467,415
*	BioMed Realty Trust	92,000	1,521,680
*	Corporate Office Properties Trust	27,500	1,103,575
	DCT Industrial Trust	46,000	240,580
*	Extra Space Storage	47,600	603,568
	First Busey	72,800	321,776
*	Global Payments	4,500	204,975
†	Guaranty Bancorp	63,000	100,170
	K-Fed Bancorp	76,000	677,920
	Kite Realty Group Trust	170,000	804,100
	Lakeland Financial	18,700	356,235
*	Macerich	26,307	1,007,821
	MB Financial	55,000	1,239,150
*†	MF Global Holdings	96,200	776,334
	Rossi Residencial	122,430	846,600
	Sandy Spring Bancorp	31,100	466,500
	SL Green Realty	29,500	1,689,465
†	Stifel Financial	18,345	986,044
†	SVB Financial Group	27,500	1,283,150
	TCF Financial	38,300	610,502
	Tower Group	15,000	332,550
	Trico Bancshares	22,000	437,800
	Valley National Bancorp	87,000	1,337,190

(continues)     73

Statements of net assets

Optimum Small-Mid Cap Growth Fund

		Number of
		Shares	Value
Common Stock (continued)
Financial Services (continued)
	ViewPoint Financial Group	50,500	$818,605
	Waddell & Reed Financial Class A	24,400	879,376
	Whitney Holding	20,000	275,800
	Wilmington Trust	15,300	253,521
*†	World Acceptance	6,000	216,480
			21,698,966
Health Care – 15.27%
†	Acorda Therapeutics	15,000	513,000
†	Affymax	27,000	632,610
†	Alexion Pharmaceuticals	21,500	1,168,955
*†	Alkermes	50,520	655,244
*†	Allos Therapeutics	65,500	486,665
*†	AMAG Pharmaceuticals	20,720	723,335
*†	American Medical System Holdings	76,000	1,412,080
*†	Anthera Pharmaceuticals	20,000	139,800
*†	Auxilium Pharmaceuticals	51,050	1,590,718
*†	BioMarin Pharmaceuticals	16,600	387,942
*†	Cepheid	23,000	402,040
†	Coventry Health Care	47,500	1,174,200
†	Cubist Pharmaceuticals	31,480	709,559
†	Cyberonics	14,000	268,240
†	eResearch Technology	31,300	216,283
†	Fleury	81,300	877,103
*†	Gen-Probe	5,000	250,000
†	Health Net	71,380	1,775,221
*†	HealthSouth	46,030	860,761
†	Human Genome Sciences	21,500	649,300
†	ICON ADR	30,300	799,920
*†	IDEXX Laboratories	9,000	517,950
*†	Illumina	10,600	412,340
*†	Immucor	15,000	335,850
*†	Incyte	60,300	841,788
†	InterMune	9,500	423,415
*†	Ironwood Pharmaceuticals	6,500	87,880
†	Isis Pharmaceuticals	15,900	173,628
†	King Pharmaceuticals	44,300	520,968
*†	Lincare Holdings	34,600	1,552,848
*	Masimo	15,600	414,180
†	Mednax	4,000	232,760
*†	Micromet	27,250	220,180
*†	Nanosphere	20,000	95,800
*†	Nektar Therapeutics	18,000	273,780
†	NPS Pharmaceuticals	51,100	257,544
*†	Onyx Pharmaceuticals	27,020	818,166
†	Orthofix International	16,000	582,080
*	Owens & Minor	27,920	1,295,209
*†	Parexel International	62,770	1,463,169
	Pharmaceutical Product Development	38,200	907,250
†	Pharmasset	14,900	399,320
*†	PSS World Medical	34,000	799,340
*	Quality Systems	7,500	460,800
†	Regeneron Pharmaceuticals	33,860	896,951
*†	Salix Pharmaceuticals	22,460	836,635
*†	Seattle Genetics	84,890	1,013,587
†	Sirona Dental Systems	9,000	342,270
†	SXC Health Solutions	35,530	2,390,458
*†	United Therapeutics	4,500	248,985
†	Volcano	66,609	1,609,273
			36,117,380
Materials & Processing – 2.78%
*	Acuity Brands	28,500	1,202,985
	Albemarle	10,600	451,878
*†	Beacon Roofing Supply	83,760	1,602,329
	Greif Class A	9,200	505,264
	Huabao International Holdings	252,740	303,708
*	Kaydon	13,300	500,080
	Lennox International	6,650	294,728
	Silgan Holdings	23,190	1,396,734
*†	Trex	15,170	322,969
			6,580,675
Producer Durables – 16.00%
	Albany International	10,000	215,300
†	Allegiant Travel	10,500	607,530
	AMETEK	37,000	1,534,020
†	Argon	19,700	524,217
†	BE Aerospace	77,060	2,346,477
†	Bristow Group	12,000	452,760
†	CAI International	38,300	471,856
*†	Continental Airlines Class B	87,470	1,921,716
	Copa Holdings Class A	18,230	1,108,384
*†	Corrections Corp. of America	77,730	1,543,718
	Donaldson	48,900	2,206,368
	ESCO Technologies	11,200	356,272
†	ExlService Holdings	32,000	533,760
*	GATX	30,700	879,555
*†	GrafTech International	35,000	478,450
†	H&E Equipment Services	74,500	803,110
†	Hansen Transmissions International	48,148	65,984
*	Heartland Express	42,000	693,000
	Herman Miller	53,300	962,598
*	Hunt (J.B.) Transport Services	54,360	1,950,437
*	Knoll	126,260	1,420,425
*†	Lexmark International Class A	33,760	1,218,061
	McGrath Rentcorp	12,000	290,760
†	Mettler-Toledo International	25,500	2,784,599
†	Moog Class A	19,600	694,232
*	Nordson	47,000	3,192,239
†	Oshkosh	20,500	826,970
*	Overseas Shipholding Group	24,360	955,643
	Pentair	17,000	605,540
*†	Quanta Services	38,300	733,828
*	Regal-Beloit	20,350	1,208,994
†	SYKES Enterprises	61,346	1,401,143
*	Toro	11,500	565,455
*†	US Airways Group	159,940	1,175,559

		Number of
		Shares	Value
Common Stock (continued)
Producer Durables (continued)
†=@∏	Vermillion PIPE	8,111	$209,872
*	World Fuel Services	16,500	439,560
†	Zebra Technologies	16,000	473,600
			37,851,992
Technology – 25.29%
†	AboveNet	3,500	177,555
†	Actuate	50,000	279,500
†	Acxiom	14,000	251,160
	Amphenol Class A	28,400	1,198,196
†	ANSYS	39,000	1,682,460
†	Applied Micro Circuits	105,400	909,602
†	Art Technology Group	105,000	463,050
*†	Atheros Communications	41,230	1,596,013
†	Atmel	45,000	226,350
*†	Blackboard	8,000	333,280
*†	Blue Coat Systems	35,000	1,086,400
†	Celestica	109,820	1,200,333
*†	Concur Technologies	48,700	1,997,187
†	Crown Castle International	81,500	3,115,745
*†	Cypress Semiconductor	74,130	852,495
†	Entegris	82,500	415,800
†	Entravision Communications Clasa A	50,000	138,000
*†	Equinix	20,850	2,029,539
†	Finisar	73,900	1,160,969
*†	FLIR Systems	26,000	733,200
*†	GSI Commerce	34,500	954,615
†	Hackett Group	30,500	84,790
*†	II-VI	34,800	1,177,632
*†	Informatica	126,180	3,389,194
†	Integrated Device Technology	127,000	778,510
†	IPG Photonics	71,000	1,050,800
	Jabil Circuit	60,420	978,200
†	Microsemi	67,000	1,161,780
†	Monolithic Power Systems	34,000	758,200
*†	Netezza	60,172	769,600
†	NETGEAR	16,000	417,600
†	NetLogic Microsystems	20,000	588,600
†	NICE Systems ADR	11,000	349,250
*†	ON Semiconductor	164,000	1,312,000
†	Plexus	47,640	1,716,469
*†	Polycom	96,600	2,954,028
	Power Integrations	14,380	592,456
*†	QLogic	70,230	1,425,669
*†	Rackspace Hosting	45,180	846,221
†	Red Hat	34,290	1,003,668
†	RF Micro Devices	127,920	637,042
†	Riverbed Technology	47,110	1,337,924
*†	Rovi	22,620	839,881
†	Salem Communications Class A	33,000	118,140
†	Sanmina-SCI	112,910	1,863,015
*†	SBA Communications Class A	87,840	3,168,389
†	Seagate Technology	70,380	1,285,139
*†	Skyworks Solutions	92,250	1,439,100
†	SRA International Class A	39,500	821,205
†	Stratasys	18,000	438,840
*†	Supertex	41,000	1,049,190
†	Switch & Data Facilities	29,000	515,040
*†	Trimble Navigation	27,600	792,672
†	TriQuint Semiconductor	94,700	662,900
*†	Tyler Technologies	14,000	262,640
†	Viasat	9,300	321,873
*†	Virtusa	85,411	880,587
†	Websense	54,310	1,236,639
			59,826,332
Utilities – 1.75%
†	PAETEC Holding	255,000	1,193,400
*†	tw telecom Class A	162,000	2,940,300
			4,133,700
Total Common Stock
	(cost $194,694,389)		233,415,392

Warrants – 0.00%
†=	Isoray, exercise price $5.00,
	expiration date 3/22/11	28,000	0
†=#@	Medicure PIPE 144A	74,014	0
Total Warrants (cost $0)			0

		Principal
		Amount
≠Discount Notes – 1.55%
	Federal Home Loan Bank
	0.001% 4/1/10	$5,339,690	2,669,845
	0.01% 4/5/10	2,002,384	1,001,191
Total Discount Notes
	(cost $3,671,036)		3,671,036

U.S. Treasury Obligations – 0.13%
	U.S. Treasury Bill
	0.10% 4/15/10	333,731	166,856
	0.12% 4/22/10	266,985	133,481
Total U.S. Treasury Obligations
	(cost $300,342)		300,337

Total Value of Securities Before Securities
	Lending Collateral – 100.35%
	(cost $198,665,767)		237,386,765

(continues)     75

Statements of net assets

Optimum Small-Mid Cap Growth Fund

	Number of
	Shares	Value
Securities Lending Collateral** – 10.42%
Investment Companies
Mellon GSL DBT II
Collateral Fund	21,581,610	$21,581,610
BNY Mellon SL DBT II
Liquidating Fund	3,078,003	3,047,223
@† Mellon GSL Reinvestment Trust II	510,265	21,686
Total Securities Lending Collateral
(cost $25,169,878)		24,650,519

Total Value of Securities – 110.78%
(cost $223,835,645)		262,037,284 ©
Obligation to Return Securities
Lending Collateral** – (10.64%)		(25,169,878)
Liabilities Net of Receivables and
Other Assets – (0.14%)		(321,799)
Net Assets Applicable to 20,903,897
Shares Outstanding – 100.00%		$236,545,607

Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class A ($6,735,812 / 604,086 Shares)		$11.15
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class B ($1,142,899 / 107,227 Shares)		$10.66
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class C ($23,823,951 / 2,235,657 Shares)		$10.66
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Institutional Class ($204,842,945 / 17,956,927 Shares)		$11.41

Components of Net Assets at March 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$219,347,212
Accumulated net investment loss		(13,721)
Accumulated net realized loss on investments		(20,989,703)
Net unrealized appreciation of investments		38,201,819
Total net assets		$236,545,607

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

*	Fully or partially on loan.

†	Non income producing security.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2010, the aggregate amount of fair valued securities was $209,872, which represented 0.09% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

@	Illiquid security. At March 31, 2010, the aggregate amount of illiquid securities was $231,558, which represented 0.10% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At March 31, 2010, the aggregate amount of restricted securities was $209,872 or 0.09% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2010, the aggregate amount of Rule 144A securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

**	See Note 8 in “Notes to financial statements.”

©	Includes $24,547,662 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
PIPE — Private Investment in Public Equity

Net Asset Value and Offering Price Per Share –
Optimum Small-Mid Cap Growth Fund
Net asset value Class A (A)	$11.15
Sales charge (5.75% of offering price) (B)	0.68
Offering price	$11.83

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

Optimum Small-Mid Cap Value Fund

March 31, 2010

		Number of
		Shares	Value
Common Stock – 91.54%
Basic Industry – 17.50%
*	AAON	59,325	$1,341,932
	Airgas	19,300	1,227,866
	Albany International	117,400	2,527,621
	Albemarle	34,000	1,449,420
	AMETEK	23,500	974,310
	Aptargroup	33,900	1,333,965
	Ashland	24,000	1,266,480
*	Brady Class A	28,800	896,256
	Carlisle	21,300	811,530
*	Cliffs Natural Resources	20,400	1,447,380
	Crane	44,800	1,590,400
	Cytec Industries	27,800	1,299,372
	Dover	34,000	1,589,500
*	Eastman Chemical	33,800	2,152,384
†	Ferro	189,600	1,666,584
	FMC	27,000	1,634,580
*†	Griffon	84,100	1,047,886
*	Kaiser Aluminum	18,500	713,545
†	KapStone Paper & Packaging	109,800	1,303,326
†	Owens-Illnois	33,000	1,172,820
	Packaging Corp. of America	27,200	669,392
	Quanex Building Products	26,000	429,780
†	Solutia	23,000	370,530
	Sonoco Products	59,400	1,828,926
	Temple-Inland	30,800	629,244
*†	Trex	36,800	783,472
†	Trimas	900	5,841
	US Ecology	78,457	1,263,158
			33,427,500
Business Services – 4.75%
	Courier	56,260	928,853
	Deluxe	22,000	427,240
	Donnelley (R.R.) & Sons	74,800	1,596,980
	Dun & Bradstreet	12,300	915,366
	Ennis	79,890	1,299,810
	FactSet Research Systems	8,900	652,993
*	Fair Isaac	55,050	1,394,967
†	School Specialty	7,000	158,970
†	WESCO International	48,800	1,693,848
			9,069,027
Capital Spending – 9.86%
*	Acuity Brands	39,500	1,667,295
†	Advanced Energy Industries	88,325	1,462,662
*†	AGCO	42,700	1,531,649
	Gardner Denver	17,300	761,892
	Gorman-Rupp	18,500	470,640
*	Graham	74,689	1,343,655
*	Granite Construction	42,700	1,290,394
*	Hubbell Class B	21,300	1,074,159
	IDEX	26,700	883,770
*	Kennametal	80,100	2,252,413
*	Stanley Black & Decker	34,200	1,963,422
	Tennant	36,988	1,013,101
	Tyco International	26,700	1,021,275
†	URS	26,800	1,329,548
*†	Wabash National	110,330	773,413
			18,839,288
Consumer Cyclical – 8.16%
	Alberto-Culver	44,100	1,153,215
*	Barnes Group	110,000	2,140,600
*	†BorgWarner	35,600	1,359,208
*	Ethan Allen Interiors	175,700	3,624,691
*†	Exide Technologies	180,890	1,040,118
*	Hooker Furniture	94,752	1,523,612
*	Knoll	118,000	1,327,500
†	Lear	8,900	706,215
*	Leggett & Platt	27,000	584,280
†	Navistar International	34,000	1,520,820
	Tupperware Brands	12,600	607,572
			15,587,831
Consumer Services – 5.57%
†	BJ’s Wholesale Club	36,300	1,342,737
†	Collective Brands	115,800	2,633,292
*	Foot Locker	145,600	2,189,824
*†	Genesco	26,500	821,765
†	Jos. A. Bank Clothiers	26,500	1,448,225
	PETsMART	8,100	258,876
*†	RSC Holdings	36,000	286,560
†	Rush Enterprises Class A	52,800	697,488
*	Sturm Ruger	80,792	968,696
			10,647,463
Consumer Staples – 2.47%
†	Chiquita Brands International	81,373	1,279,997
	Dr Pepper Snapple Group	36,700	1,290,739
	Molson Coors Brewing Class B	20,800	874,848
	Smucker (J.M.)	21,200	1,277,512
			4,723,096
Energy – 5.72%
	Cabot Oil & Gas	28,800	1,059,840
*	Frontier Oil	27,000	364,500
	Gulf Island Fabrication	49,460	1,075,755
	Laclede Group	36,198	1,220,597
†	Newpark Resources	321,850	1,689,713
†	Plains Exploration & Production	36,100	1,082,639
*†	Rowan	55,900	1,627,249
	Southern Union	110,500	2,803,385
			10,923,678
Financial Services – 11.26%
	American Equity Investment
	Life Holding	173,120	1,843,727
	Aspen Insurance Holdings	23,000	663,320
	AXIS Capital Holdings	40,800	1,275,408
	Commerce Bancshares	32,655	1,343,427

(continues)     77

Statements of net assets

Optimum Small-Mid Cap Value Fund

		Number of
		Shares	Value
Common Stock (continued)
Financial Services (continued)
	Dime Community Bancshares	122,750	$1,550,333
	Eaton Vance	42,000	1,408,680
	Everest Re Group	900	72,837
	First Niagara Financial Group	46,400	659,808
†	FPIC Insurance Group	52,373	1,419,818
	HCC Insurance Holdings	46,900	1,294,440
	Horace Mann Educators	106,950	1,610,667
	Hudson City Bancorp	98,800	1,399,008
	Lazard Class A	34,800	1,242,360
	Old National Bancorp	63,650	760,618
	People’s United Financial	73,700	1,152,668
	Safety Insurance Group	17,500	659,225
*	Suffolk Bancorp	49,645	1,524,598
	Transatlantic Holdings	11,200	591,360
	Willis Group Holdings	33,300	1,041,957
			21,514,259
Health Care – 4.84%
*†	Charles River Laboratories International	10,700	420,617
†	Conmed	28,700	683,347
*	DENTSPLY International	38,600	1,345,210
*†	Laboratory Corp. of America Holdings	17,500	1,324,925
†	LifePoint Hospitals	37,720	1,387,342
*†	Natus Medical	18,100	287,971
*†	RehabCare Group	49,326	1,345,120
†	Talecris Biotherapeutics Holdings	61,500	1,225,080
	Universal Health Services Class B	35,000	1,228,150
			9,247,762
Real Estate – 0.70%
*	Equity Lifestyle Properties	13,100	705,828
*	Healthcare Realty Trust	27,400	638,146
			1,343,974
Technology – 17.76%
*†	Alliant Techsystems	16,100	1,308,930
*	Altera	26,200	636,922
	Amphenol Class A	15,100	637,069
*†	CACI International Class A	24,700	1,206,595
†	Checkpoint Systems	120,600	2,667,671
	Cohu	90,748	1,249,600
*†	CommScope	52,200	1,462,644
	Diebold	24,600	781,296
	Ducommun	59,970	1,259,970
†	Esterline Technologies	38,000	1,878,340
†	Fairchild Semiconductor International	91,800	977,670
†	Flextronics International	405,599	3,179,895
*	Gentex	68,900	1,338,038
	Harris	25,600	1,215,744
*†	InterDigital	8,000	222,880
†	Intermec	79,000	1,120,220
†	LeCroy	50,000	248,500
†	McAfee	30,600	1,227,978
	Methode Electronics	112,562	1,114,364
†	Rudolph Technologies	178,072	1,526,077
*†	STEC	54,400	651,712
†	Stratasys	31,800	775,284
*†	Sybase	28,300	1,319,346
*†	Teradyne	72,600	810,942
†	Thermo Fisher Scientific	35,800	1,841,552
*†	VASCO Data Security International	187,478	1,546,694
*†	Vishay Intertechnology	168,700	1,725,801
			33,931,734
Transportation – 1.23%
*	Alexander & Baldwin	35,500	1,173,275
*	SkyWest	82,860	1,183,241
			2,356,516
Utilities – 1.72%
	DPL	45,400	1,234,426
	DTE Energy	16,600	740,360
	Wisconsin Energy	26,400	1,304,424
			3,279,210
Total Common Stock
	(cost $138,193,915)		174,891,338

		Principal
		Amount
≠Discount Notes – 6.64%
	Federal Home Loan Bank
	0.001% 4/1/10	$9,221,295	9,221,295
	0.01% 4/5/10	3,457,982	3,457,982
Total Discount Notes
	(cost $12,679,277)		12,679,277

U.S. Treasury Obligations – 0.54%
	U.S. Treasury Bill
	0.10% 4/15/10	576,309	576,298
	0.12% 4/22/10	461,032	461,027
Total U.S. Treasury Obligations
	(cost $1,037,341)		1,037,325
Total Value of Securities Before Securities
	Lending Collateral – 98.72%
	(cost $151,910,533)		188,607,940

		Number of
		Shares
Securities Lending Collateral** – 6.75%
Investment Companies
	Mellon GSL DBT II
	Collateral Fund	11,052,683	11,052,683
	BNY Mellon SL DBT II
	Liquidating Fund	1,859,653	1,841,056
@†	Mellon GSL Reinvestment Trust II	263,528	11,200
Total Securities Lending Collateral
	(cost $13,175,864)		12,904,939

Total Value of Securities – 105.47%
(cost $165,086,397)	$201,512,879 ©
Obligation to Return Securities
Lending Collateral** – (6.90%)	(13,175,864)
Receivables and Other Assets
Net of Liabilities – 1.43%	2,720,366
Net Assets Applicable to 18,719,949
Shares Outstanding – 100.00%	$191,057,381

Net Asset Value – Optimum Small-Mid Cap Value Fund
Class A ($5,917,796 / 587,872 Shares)	$10.07
Net Asset Value – Optimum Small-Mid Cap Value Fund
Class B ($1,113,820 / 116,089 Shares)	$ 9.59
Net Asset Value – Optimum Small-Mid Cap Value Fund
Class C ($22,163,642 / 2,311,128 Shares)	$ 9.59
Net Asset Value – Optimum Small-Mid Cap Value Fund
Institutional Class ($161,862,123 / 15,704,860 Shares)	$10.31

Components of Net Assets at March 31, 2010:
Shares of beneficial interest
(unlimited authorization – no par)	$189,030,276
Accumulated net realized loss on investments	(34,399,377)
Net unrealized appreciation of investments	36,426,482
Total net assets	$191,057,381

*	Fully or partially on loan.

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

**	See Note 8 in “Notes to financial statements.”

@	Illiquid security. At March 31, 2010, the aggregate amount of illiquid securities was $11,200, which represented 0.01% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

©	Includes $13,062,137 of securities loaned.

Net Asset Value and Offering Price Per Share –
Optimum Small-Mid Cap Value Fund
Net asset value Class A (A)	$10.07
Sales charge (5.75% of offering price) (B)	0.61
Offering price	$10.68

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

Statements of assets and liabilities

Optimum Fund Trust

March 31, 2010

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Assets:
Investments, at value1	$745,005,137	$197,613,059	$681,143,153	$637,053,739	$233,415,392	$174,891,338
Short-term investments, at value	77,477,264	3,893,701	22,037,574	8,082,892	3,971,373	13,716,602
Short-term investments held as collateral
for loaned securities, at value	40,583,113	24,474,685	49,743,220	50,943,400	24,650,519	12,904,939
Cash	14,332,357	776,618	4,153,679	1,722,446	846,038	2,550,844
Restricted cash	80,000	—	—	—	—	—
Foreign currencies, at value	1,289,817	1,773,305	8,407	4,635	—	—
Receivables for fund shares sold	2,615,850	378,230	1,583,918	1,459,383	602,825	428,744
Receivables for securities sold	6,663,129	3,029,299	9,647,104	1,048,618	376,149	1,297,328
Foreign currency forward contracts, at value	311,512	19,930	—	—	—	—
Dividends and interest receivable	7,729,970	723,594	620,114	1,184,084	84,398	163,124
Securities lending income receivable	7,393	9,731	5,801	4,117	4,079	1,480
Credit default swap contracts, at value
(including up front payments received $239,940)	161,226	—	—	—	—	—
Other assets	1,578	—	—	—	—	—
Total assets	896,258,346	232,692,152	768,942,970	701,503,314	263,950,773	205,954,399

Liabilities:
Payables for securities purchased	56,585,004	3,311,928	9,712,150	1,319,010	1,643,194	1,258,373
Payables for fund shares redeemed	366,799	164,596	526,110	495,309	227,340	185,077
Variation margin payable on futures contracts	8,271	—	—	—	—	—
Foreign currency forward contracts, at value	5,738	—	—	—	—	—
Obligation to return securities lending collateral	41,847,744	25,127,926	50,827,105	52,001,651	25,169,878	13,175,864
Annual protection payments on credit default swaps	5,059	—	—	—	—	—
Credit default swap contracts, at value
(including up front payments received $71,318)	231,174	—	—	—	—	—
Due to manager and affiliates	770,778	253,635	837,711	765,194	304,765	223,362
Other accrued expenses	134,673	82,690	91,310	87,288	59,244	53,694
Other liabilities	—	10,559	1,136	1,367	745	648
Total liabilities	99,955,240	28,951,334	61,995,522	54,669,819	27,405,166	14,897,018

Total Net Assets	$796,303,106	$203,740,818	$706,947,448	$646,833,495	$236,545,607	$191,057,381

Investments, at cost	$742,720,605	$190,307,472	$580,600,110	$604,246,665	$194,694,389	$138,193,915
Short-term investments, at cost	75,441,914	3,893,706	22,037,599	8,082,901	3,971,378	13,716,618
Short-term investments held as collateral
for loaned securities, at cost	41,847,744	25,127,926	50,827,105	52,001,651	25,169,878	13,175,864
Foreign currencies, at cost	1,270,902	1,795,551	8,365	4,611	—	—
1including securities on loaned	44,267,956	23,169,345	49,557,111	50,673,156	24,547,662	13,062,137

See accompanying notes

Statements of operations

Optimum Fund Trust

Year Ended March 31, 2010

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment Income:
Dividends	$255,478	$5,636,205	$8,269,975	$17,182,221	$949,192	$2,070,019
Interest	61,972,795	1,774	9,807	5,210	2,453	7,606
Securities lending income	102,267	194,821	223,001	115,086	85,706	54,380
Foreign tax withheld	—	(463,757)	(102,908)	(75,504)	(1,762)	—
	62,330,540	5,369,043	8,399,875	17,227,013	1,035,589	2,132,005

Expenses:
Management fees	4,203,791	1,430,022	4,851,966	4,249,705	1,900,901	1,472,477
Distribution expenses – Class A	142,275	42,052	119,026	113,276	21,230	18,781
Distribution expenses – Class B	56,836	22,503	58,065	56,635	10,402	9,998
Distribution expenses – Class C	1,668,091	432,586	1,236,790	1,192,124	213,457	198,707
Dividend disbursing and transfer agent
fees and expenses	1,847,002	614,640	1,690,602	1,575,369	609,832	543,141
Administration expenses	1,115,511	290,341	1,010,035	939,485	285,135	234,421
Accounting fees	282,730	70,313	252,624	232,488	69,042	56,764
Reports and statements to shareholders	105,913	71,728	70,851	66,340	17,531	99,559
Registration fees	104,313	38,057	103,417	99,734	34,885	41,175
Professional fees	102,432	44,441	85,159	80,348	44,346	41,750
Trustees’ fees	98,750	23,641	84,101	78,300	23,482	18,998
Insurance fees	58,103	11,793	48,018	42,833	9,274	8,311
Pricing fees	56,387	23,588	2,544	1,581	2,225	1,004
Custodian fees	38,001	173,499	26,604	20,509	21,465	3,276
Other	14,515	10,652	15,948	12,199	7,358	7,302
	9,894,650	3,299,856	9,655,750	8,760,926	3,270,565	2,755,664
Less fees waived	(1,200,609)	(330,336)	(302,770)	(214,726)	(349,788)	(434,076)
Total operating expenses	8,694,041	2,969,520	9,352,980	8,546,200	2,920,777	2,321,588
Net Investment Income (Loss)	53,636,499	2,399,523	(953,105)	8,680,813	(1,885,188)	(189,583)

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	19,970,718	10,606,766	80,651,222	(57,389,541)	16,128,842	3,056,016
Futures contracts	201,602	530,411	—	—	—	—
Swap contracts	(694,418)	—	—	—	—	—
Options written	134	—	—	—	—	—
Foreign currencies	1,659,911	934,882	(47,747)	(9,694)	(28,821)	—
Net realized gain (loss)	21,137,947	12,072,059	80,603,475	(57,399,235)	16,100,021	3,056,016
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	97,067,875	46,250,763	179,873,048	276,475,971	61,895,220	68,102,924

Net Realized and Unrealized Gain on
Investments and Foreign Currencies	118,205,822	58,322,822	260,476,523	219,076,736	77,995,241	71,158,940

Net Increase in Net Assets
Resulting from Operations	$171,842,321	$60,722,345	$259,523,418	$227,757,549	$76,110,053	$70,969,357

See accompanying notes

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year Ended		Year Ended
	3/31/10	3/31/09	3/31/10	3/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$53,636,499	$45,259,747	$2,399,523	$5,709,309
Net realized gain (loss) on investments and foreign currencies	21,137,947	(35,418,699)	12,072,059	(71,368,918)
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	97,067,875	(82,939,229)	46,250,763	(63,546,680)
Net increase (decrease) in net assets resulting from operations	171,842,321	(73,098,181)	60,722,345	(129,206,289)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,704,699)	(2,815,733)	(210,267)	(493,786)
Class B	(348,148)	(338,536)	(36,894)	(70,734)
Class C	(10,367,571)	(10,040,182)	(708,469)	(1,430,805)
Institutional Class	(34,129,218)	(32,218,868)	(1,850,644)	(4,568,363)

Net realized gain on investments:
Class A	—	(185,122)	—	(367,545)
Class B	—	(25,716)	—	(67,937)
Class C	—	(760,332)	—	(1,377,512)
Institutional Class	—	(1,866,977)	—	(2,915,201)
	(47,549,636)	(48,251,466)	(2,806,274)	(11,291,883)

Capital Share Transactions:
Proceeds from shares sold:
Class A	3,385,107	6,623,498	988,480	2,313,214
Class B	60,379	219,675	24,001	82,515
Class C	17,921,759	27,432,690	3,561,654	8,001,047
Institutional Class	194,426,459	184,532,148	60,448,982	42,881,265

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,644,452	2,946,630	206,977	846,619
Class B	336,730	347,873	36,076	136,079
Class C	10,126,943	10,523,332	699,187	2,774,434
Institutional Class	33,095,912	33,212,241	1,822,132	7,383,252
	261,997,741	265,838,087	67,787,489	64,418,425

Cost of shares repurchased:
Class A	(11,854,007)	(25,792,318)	(3,052,859)	(5,873,329)
Class B	(1,319,233)	(2,825,370)	(383,458)	(707,047)
Class C	(44,582,487)	(106,393,836)	(11,030,505)	(21,017,796)
Institutional Class	(168,483,326)	(300,003,025)	(32,787,957)	(57,589,007)
	(226,239,053)	(435,014,549)	(47,254,779)	(85,187,179)
Increase (decrease) in net assets derived from capital share transactions	35,758,688	(169,176,462)	20,532,710	(20,768,754)
Net Increase (Decrease) in Net Assets	160,051,373	(290,526,109)	78,448,781	(161,266,926)

Net Assets:
Beginning of year	636,251,733	926,777,842	125,292,037	286,558,963
End of year	$796,303,106	$636,251,733	$203,740,818	$125,292,037

Undistributed net investment income	$15,471,348	$7,470,433	$2,708,008	$1,631,936

See accompanying notes

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year Ended		Year Ended
	3/31/10	3/31/09	3/31/10	3/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(953,105)	$938,691	$8,680,813	$13,717,159
Net realized gain (loss) on investments and foreign currencies	80,603,475	(240,980,397)	(57,399,235)	(129,375,435)
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	179,873,048	(133,409,382)	276,475,971	(229,960,349)
Net increase (decrease) in net assets resulting from operations	259,523,418	(373,451,088)	227,757,549	(345,618,625)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(693,967)	(134,409)
Class B	—	—	(82,375)	(8,243)
Class C	—	—	(1,726,789)	(181,720)
Institutional Class	(753,154)	—	(11,111,005)	(2,187,864)

Net realized gain on investments:
Class A	—	—	—	(662,775)
Class B	—	—	—	(117,880)
Class C	—	—	—	(2,598,600)
Institutional Class	—	—	—	(8,022,167)
	(753,154)	—	(13,614,136)	(13,913,658)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,642,285	7,422,542	2,529,348	6,566,676
Class B	96,636	378,005	107,433	308,821
Class C	10,516,228	24,408,305	10,384,597	22,022,257
Institutional Class	125,781,819	175,624,121	113,126,953	177,257,043

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	—	—	685,011	790,219
Class B	—	—	79,977	124,194
Class C	—	—	1,704,441	2,749,342
Institutional Class	741,206	—	10,938,799	10,086,689
	139,778,174	207,832,973	139,556,559	219,905,241

Cost of shares repurchased:
Class A	(8,517,252)	(14,146,760)	(7,859,345)	(13,441,430)
Class B	(1,062,063)	(1,682,655)	(996,339)	(1,682,955)
Class C	(29,951,306)	(52,996,172)	(28,982,433)	(53,211,184)
Institutional Class	(190,004,307)	(217,730,097)	(158,033,296)	(178,721,590)
	(229,534,928)	(286,555,684)	(195,871,413)	(247,057,159)
Decrease in net assets derived from capital share transactions	(89,756,754)	(78,722,711)	(56,314,854)	(27,151,918)
Net Increase (Decrease) in Net Assets	169,013,510	(452,173,799)	157,828,559	(386,684,201)

Net Assets:
Beginning of year	537,933,938	990,107,737	489,004,936	875,689,137
End of year	$706,947,448	$537,933,938	$646,833,495	$489,004,936

Undistributed (accumulated) net investment income (loss)	$(21,830)	$663,683	$8,651,825	$13,594,842

See accompanying notes

(continues)     83

Statements of changes in net assets

Optimum Fund Trust

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year Ended		Year Ended
	3/31/10	3/31/09	3/31/10	3/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,885,188)	$(1,007,593)	$(189,583)	$182,207
Net realized gain (loss) on investments and foreign cuurencies	16,100,021	(34,407,162)	3,056,016	(35,907,840)
Net change in unrealized appreciation/depreciation of investments	61,895,220	(19,400,809)	68,102,924	(17,180,970)
Net increase (decrease) in net assets resulting from operations	76,110,053	(54,815,564)	70,969,357	(52,906,603)

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	—	—	(88,032)	—

Net realized gain on investments:
Class A	—	—	—	(15,258)
Class B	—	—	—	(2,844)
Class C	—	—	—	(57,073)
Institutional Class	—	—	—	(115,421)

Return of Capital:
Institutional Class	—	—	(92,374)	—
	—	—	(180,406)	(190,596)

Capital Share Transactions:
Proceeds from shares sold:
Class A	539,025	1,537,008	412,951	1,328,927
Class B	35,605	76,663	25,862	70,326
Class C	2,091,719	4,919,070	1,722,368	4,307,673
Institutional Class	128,206,873	29,232,627	74,088,679	50,305,391

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	—	—	—	15,258
Class B	—	—	—	2,813
Class C	—	—	—	56,432
Institutional Class	—	—	177,262	113,479
	130,873,222	35,765,368	76,427,122	56,200,299

Cost of shares repurchased:
Class A	(1,536,241)	(2,529,586)	(1,438,753)	(2,789,717)
Class B	(191,945)	(294,311)	(171,978)	(296,932)
Class C	(5,275,925)	(9,494,543)	(4,946,735)	(8,872,916)
Institutional Class	(39,161,101)	(28,506,205)	(27,361,397)	(23,712,202)
	(46,165,212)	(40,824,645)	(33,918,863)	(35,671,767)
Increase (decrease) in net assets derived from capital share transactions	84,708,010	(5,059,277)	42,508,259	20,528,532
Net Increase (Decrease) in Net Assets	160,818,063	(59,874,841)	113,297,210	(32,568,667)

Net Assets:
Beginning of year	75,727,544	135,602,385	77,760,171	110,328,838
End of year	$236,545,607	$75,727,544	$191,057,381	$77,760,171

Undistributed (accumulated) net investment income (loss)	$(13,721)	$(949)	$—	$177,373

See accompanying notes

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$7.750	$8.930	$9.050	$8.740	$8.890

Income (loss) from investment operations:
Net investment income1	0.661	0.449	0.402	0.399	0.316
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.482	(1.140)	(0.066)	0.255	(0.199)
Total from investment operations	2.143	(0.691)	0.336	0.654	0.117

Less dividends and distributions from:
Net investment income	(0.603)	(0.462)	(0.380)	(0.344)	(0.253)
Net realized gain on investments	—	(0.027)	(0.076)	—	(0.014)
Total dividends and distributions	(0.603)	(0.489)	(0.456)	(0.344)	(0.267)

Net asset value, end of period	$9.290	$7.750	$8.930	$9.050	$8.740

Total return2	28.24%	(7.82% )	3.78%	7.58%	1.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,808	$39,299	$63,262	$58,691	$47,956
Ratio of expenses to average net assets	1.31%	1.24%	1.24%	1.25%	1.25%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.48%	1.47%	1.43%	1.61%	1.67%
Ratio of net investment income to average net assets	7.49%	5.38%	4.44%	4.48%	3.55%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	7.32%	5.15%	4.25%	4.12%	3.13%
Portfolio turnover	134%	158%	256%	238%	298%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     85

Financial highlights

Optimum Fixed Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$7.750	$8.930	$9.060	$8.740	$8.900

Income (loss) from investment operations:
Net investment income1	0.604	0.395	0.343	0.342	0.258
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.486	(1.140)	(0.076)	0.264	(0.209)
Total from investment operations	2.090	(0.745)	0.267	0.606	0.049

Less dividends and distributions from:
Net investment income	(0.560)	(0.408)	(0.321)	(0.286)	(0.195)
Net realized gain on investments	—	(0.027)	(0.076)	—	(0.014)
Total dividends and distributions	(0.560)	(0.435)	(0.397)	(0.286)	(0.209)

Net asset value, end of period	$9.280	$7.750	$8.930	$9.060	$8.740

Total return2	27.51%	(8.42% )	2.99%	7.01%	0.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,587	$5,483	$8,788	$9,568	$9,278
Ratio of expenses to average net assets	1.96%	1.89%	1.89%	1.90%	1.90%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.13%	2.12%	2.08%	2.26%	2.32%
Ratio of net investment income to average net assets	6.84%	4.73%	3.79%	3.83%	2.90%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	6.67%	4.50%	3.60%	3.47%	2.48%
Portfolio turnover	134%	158%	256%	238%	298%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$7.760	$8.940	$9.060	$8.750	$8.900

Income (loss) from investment operations:
Net investment income1	0.604	0.395	0.343	0.341	0.258
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.476	(1.140)	(0.066)	0.255	(0.199)
Total from investment operations	2.080	(0.745)	0.277	0.596	0.059

Less dividends and distributions from:
Net investment income	(0.560)	(0.408)	(0.321)	(0.286)	(0.195)
Net realized gain on investments	—	(0.027)	(0.076)	—	(0.014)
Total dividends and distributions	(0.560)	(0.435)	(0.397)	(0.286)	(0.209)

Net asset value, end of period	$9.280	$7.760	$8.940	$9.060	$8.750

Total return2	27.34%	(8.41% )	3.11%	6.88%	0.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,214	$157,185	$257,340	$227,036	$186,869
Ratio of expenses to average net assets	1.96%	1.89%	1.89%	1.90%	1.90%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.13%	2.12%	2.08%	2.26%	2.32%
Ratio of net investment income to average net assets	6.84%	4.73%	3.79%	3.83%	2.90%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	6.67%	4.50%	3.60%	3.47%	2.48%
Portfolio turnover	134%	158%	256%	238%	298%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     87

Financial highlights

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$7.740	$8.920	$9.050	$8.730	$8.890

Income (loss) from investment operations:
Net investment income1	0.692	0.479	0.434	0.431	0.348
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.484	(1.141)	(0.076)	0.265	(0.209)
Total from investment operations	2.176	(0.662)	0.358	0.696	0.139

Less dividends and distributions from:
Net investment income	(0.626)	(0.491)	(0.412)	(0.376)	(0.285)
Net realized gain on investments	—	(0.027)	(0.076)	—	(0.014)
Total dividends and distributions	(0.626)	(0.518)	(0.488)	(0.376)	(0.299)

Net asset value, end of period	$9.290	$7.740	$8.920	$9.050	$8.730

Total return2	28.73%	(7.51% )	4.04%	8.09%	1.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$579,694	$434,285	$597,388	$454,154	$309,363
Ratio of expenses to average net assets	0.96%	0.89%	0.89%	0.90%	0.90%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.13%	1.12%	1.08%	1.26%	1.32%
Ratio of net investment income to average net assets	7.84%	5.73%	4.79%	4.83%	3.90%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	7.67%	5.50%	4.60%	4.47%	3.48%
Portfolio turnover	134%	158%	256%	238%	298%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$7.010	$13.840	$15.490	$13.470	$11.660

Income (loss) from investment operations:
Net investment income1	0.124	0.280	0.262	0.112	0.180
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.366	(6.557)	(0.798)	2.661	2.456
Total from investment operations	3.490	(6.277)	(0.536)	2.773	2.636

Less dividends and distributions from:
Net investment income	(0.160)	(0.326)	(0.116)	(0.172)	(0.074)
Net realized gain on investments	—	(0.227)	(0.998)	(0.581)	(0.752)
Total dividends and distributions	(0.160)	(0.553)	(1.114)	(0.753)	(0.826)

Net asset value, end of period	$10.340	$7.010	$13.840	$15.490	$13.470

Total return2	50.29%	(46.64% )	(3.96% )	21.26%	23.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,082	$9,578	$22,971	$25,523	$20,247
Ratio of expenses to average net assets	1.75%	1.77%	1.75%	1.96%	1.96%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.94%	1.86%	1.75%	1.96%	2.20%
Ratio of net investment income to average net assets	1.30%	2.66%	1.69%	0.78%	1.47%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.11%	2.57%	1.69%	0.78%	1.23%
Portfolio turnover	91%	58%	19%	18%	68%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     89

Financial highlights

Optimum International Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.880	$13.580	$15.240	$13.290	$11.530

Income (loss) from investment operations:
Net investment income1	0.064	0.213	0.163	0.021	0.102
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.304	(6.436)	(0.787)	2.614	2.426
Total from investment operations	3.368	(6.223)	(0.624)	2.635	2.528

Less dividends and distributions from:
Net investment income	(0.148)	(0.250)	(0.038)	(0.104)	(0.016)
Net realized gain on investments	—	(0.227)	(0.998)	(0.581)	(0.752)
Total dividends and distributions	(0.148)	(0.477)	(1.036)	(0.685)	(0.768)

Net asset value, end of period	$10.100	$6.880	$13.580	$15.240	$13.290

Total return2	49.42%	(47.02% )	(4.59% )	20.44%	22.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,243	$1,764	$4,203	$5,031	$4,594
Ratio of expenses to average net assets	2.40%	2.42%	2.40%	2.61%	2.61%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.59%	2.51%	2.40%	2.61%	2.85%
Ratio of net investment income to average net assets	0.65%	2.01%	1.04%	0.13%	0.82%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.46%	1.92%	1.04%	0.13%	0.58%
Portfolio turnover	91%	58%	19%	18%	68%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.890	$13.590	$15.250	$13.290	$11.540

Income (loss) from investment operations:
Net investment income1	0.064	0.213	0.163	0.021	0.102
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.294	(6.436)	(0.787)	2.624	2.416
Total from investment operations	3.358	(6.223)	(0.624)	2.645	2.518

Less dividends and distributions from:
Net investment income	(0.148)	(0.250)	(0.038)	(0.104)	(0.016)
Net realized gain on investments	—	(0.227)	(0.998)	(0.581)	(0.752)
Total dividends and distributions	(0.148)	(0.477)	(1.036)	(0.685)	(0.768)

Net asset value, end of period	$10.100	$6.890	$13.590	$15.250	$13.290

Total return2	49.20%	(46.98% )	(4.59% )	20.51%	22.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,260	$34,520	$84,431	$91,696	$70,828
Ratio of expenses to average net assets	2.40%	2.42%	2.40%	2.61%	2.61%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.59%	2.51%	2.40%	2.61%	2.85%
Ratio of net investment income to average net assets	0.65%	2.01%	1.04%	0.13%	0.82%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.46%	1.92%	1.04%	0.13%	0.58%
Portfolio turnover	91%	58%	19%	18%	68%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     91

Financial highlights

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$7.050	$13.940	$15.590	$13.550	$11.720

Income (loss) from investment operations:
Net investment income1	0.157	0.317	0.317	0.162	0.224
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.393	(6.611)	(0.797)	2.679	2.464
Total from investment operations	3.550	(6.294)	(0.480)	2.841	2.688

Less dividends and distributions from:
Net investment income	(0.170)	(0.369)	(0.172)	(0.220)	(0.106)
Net realized gain on investments	—	(0.227)	(0.998)	(0.581)	(0.752)
Total dividends and distributions	(0.170)	(0.596)	(1.170)	(0.801)	(0.858)

Net asset value, end of period	$10.430	$7.050	$13.940	$15.590	$13.550

Total return2	50.88%	(46.49% )	(3.59% )	21.68%	23.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$146,156	$79,430	$174,954	$154,198	$99,733
Ratio of expenses to average net assets	1.40%	1.42%	1.40%	1.61%	1.61%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.59%	1.51%	1.40%	1.61%	1.85%
Ratio of net investment income to average net assets	1.65%	3.01%	2.04%	1.13%	1.82%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.46%	2.92%	2.04%	1.13%	1.58%
Portfolio turnover	91%	58%	19%	18%	68%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10		3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.990		$11.220	$11.980	$11.540	$10.020

Income (loss) from investment operations:
Net investment loss1	(0.025)		(0.001)	(0.021)	(0.047)	(0.057)
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.675		(4.229)	(0.406)	0.692	1.577
Total from investment operations	3.650		(4.230)	(0.427)	0.645	1.520

Less dividends and distributions from:
Net investment income	—		—	(0.296)	(0.205)	—
Return of capital	—		—	(0.037)	—	—
Total dividends and distributions	—		—	(0.333)	(0.205)	—

Net asset value, end of period	$10.640		$6.990	$11.220	$11.980	$11.540

Total return2	52.22%		(37.70% )	(3.86% )	5.75%	15.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,288		$28,347	$54,022	$56,088	$47,283
Ratio of expenses to average net assets	1.61%		1.61%	1.60%	1.69%	1.69%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.66%		1.64%	1.60%	1.77%	1.84%
Ratio of net investment loss to average net assets	(0.28%	)	(0.01% )	(0.17% )	(0.41% )	(0.52%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.33%	)	(0.04% )	(0.17% )	(0.49% )	(0.67%	)
Portfolio turnover	145%		164%	59%	37%	48%
1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     93

Financial highlights

Optimum Large Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10		3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.730		$10.870	$11.700	$11.340	$9.910

Income (loss) from investment operations:
Net investment loss1	(0.081)		(0.059)	(0.100)	(0.119)	(0.126)
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.531		(4.081)	(0.397)	0.684	1.556
Total from investment operations	3.450		(4.140)	(0.497)	0.565	1.430

Less dividends and distributions from:
Net investment income	—		—	(0.296)	(0.205)	—
Return of capital	—		—	(0.037)	—	—
Total dividends and distributions	—		—	(0.333)	(0.205)	—

Net asset value, end of period	$10.180		$6.730	$10.870	$11.700	$11.340

Total return2	51.26%		(38.09% )	(4.56% )	5.14%	14.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,135		$4,780	$9,345	$10,819	$10,168
Ratio of expenses to average net assets	2.26%		2.26%	2.25%	2.34%	2.34%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.31%		2.29%	2.25%	2.42%	2.49%
Ratio of net investment loss to average net assets	(0.93%	)	(0.66% )	(0.82% )	(1.06% )	(1.17%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.98%	)	(0.69% )	(0.82% )	(1.14% )	(1.32%	)
Portfolio turnover	145%		164%	59%	37%	48%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10		3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.730		$10.870	$11.700	$11.340	$9.910

Income (loss) from investment operations:
Net investment loss1	(0.081)		(0.059)	(0.100)	(0.119)	(0.126)
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.531		(4.081)	(0.397)	0.684	1.556
Total from investment operations	3.450		(4.140)	(0.497)	0.565	1.430

Less dividends and distributions from:
Net investment income	—		—	(0.296)	(0.205)	—
Return of capital	—		—	(0.037)	—	—
Total dividends and distributions	—		—	(0.333)	(0.205)	—

Net asset value, end of period	$10.180		$6.730	$10.870	$11.700	$11.340

Total return2	51.26%		(38.09% )	(4.56% )	5.14%	14.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$132,242		$102,233	$203,394	$203,591	$164,995
Ratio of expenses to average net assets	2.26%		2.26%	2.25%	2.34%	2.34%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.31%		2.29%	2.25%	2.42%	2.49%
Ratio of net investment loss to average net assets	(0.93%	)	(0.66% )	(0.82% )	(1.06% )	(1.17%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.98%	)	(0.69% )	(0.82% )	(1.14% )	(1.32%	)
Portfolio turnover	145%		164%	59%	37%	48%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     95

Financial highlights

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$7.130	$11.410	$12.140	$11.650	$10.080

Income (loss) from investment operations:
Net investment income (loss)1	0.007	0.032	0.023	(0.006)	(0.019)
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.758	(4.312)	(0.420)	0.701	1.589
Total from investment operations	3.765	(4.280)	(0.397)	0.695	1.570

Less dividends and distributions from:
Net investment income	(0.015)	—	(0.296)	(0.205)	—
Return of capital	—	—	(0.037)	—	—
Total dividends and distributions	(0.015)	—	(0.333)	(0.205)	—

Net asset value, end of period	$10.880	$7.130	$11.410	$12.140	$11.650

Total return2	52.87%	(37.51% )	(3.56% )	6.13%	15.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$532,282	$402,574	$723,347	$518,509	$355,961
Ratio of expenses to average net assets	1.26%	1.26%	1.25%	1.34%	1.34%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.31%	1.29%	1.25%	1.42%	1.49%
Ratio of net investment income (loss) to average net assets	0.07%	0.34%	0.18%	(0.06% )	(0.17%	)
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	0.02%	0.31%	0.18%	(0.14% )	(0.32%	)
Portfolio turnover	145%	164%	59%	37%	48%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.710	$11.170	$12.730	$11.320	$10.840

Income (loss) from investment operations:
Net investment income1	0.118	0.165	0.138	0.128	0.092
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.181	(4.453)	(0.931)	1.614	0.947
Total from investment operations	3.299	(4.288)	(0.793)	1.742	1.039

Less dividends and distributions from:
Net investment income	(0.179)	(0.029)	(0.134)	(0.104)	(0.065)
Net realized gain on investments	—	(0.143)	(0.633)	(0.228)	(0.494)
Total dividends and distributions	(0.179)	(0.172)	(0.767)	(0.332)	(0.559)

Net asset value, end of period	$9.830	$6.710	$11.170	$12.730	$11.320

Total return2	49.92%	(38.97% )	(6.80% )	15.65%	9.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,167	$26,901	$53,097	$58,161	$45,666
Ratio of expenses to average net assets	1.58%	1.54%	1.54%	1.55%	1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.62%	1.60%	1.56%	1.73%	1.83%
Ratio of net investment income to average net assets	1.38%	1.82%	1.09%	1.07%	0.83%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.34%	1.76%	1.07%	0.89%	0.55%
Portfolio turnover	28%	37%	30%	22%	52%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     97

Financial highlights

Optimum Large Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.630	$11.090	$12.640	$11.240	$10.780

Income (loss) from investment operations:
Net investment income1	0.063	0.106	0.056	0.052	0.021
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.147	(4.413)	(0.923)	1.606	0.933
Total from investment operations	3.210	(4.307)	(0.867)	1.658	0.954

Less dividends and distributions from:
Net investment income	(0.120)	(0.010)	(0.050)	(0.030)	—
Net realized gain on investments	—	(0.143)	(0.633)	(0.228)	(0.494)
Total dividends and distributions	(0.120)	(0.153)	(0.683)	(0.258)	(0.494)

Net asset value, end of period	$9.720	$6.630	$11.090	$12.640	$11.240

Total return2	48.92%	(39.37% )	(7.38% )	14.97%	9.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,943	$4,664	$9,454	$11,403	$10,103
Ratio of expenses to average net assets	2.23%	2.19%	2.19%	2.20%	2.20%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.27%	2.25%	2.21%	2.38%	2.48%
Ratio of net investment income to average net assets	0.73%	1.17%	0.44%	0.42%	0.18%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.69%	1.11%	0.42%	0.24%	(0.10% )
Portfolio turnover	28%	37%	30%	22%	52%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.630	$11.080	$12.630	$11.240	$10.780

Income (loss) from investment operations:
Net investment income1	0.063	0.106	0.057	0.051	0.021
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.137	(4.403)	(0.924)	1.597	0.933
Total from investment operations	3.200	(4.297)	(0.867)	1.648	0.954

Less dividends and distributions from:
Net investment income	(0.120)	(0.010)	(0.050)	(0.030)	—
Net realized gain on investments	—	(0.143)	(0.633)	(0.228)	(0.494)
Total dividends and distributions	(0.120)	(0.153)	(0.683)	(0.258)	(0.494)

Net asset value, end of period	$9.710	$6.630	$11.080	$12.630	$11.240

Total return2	48.76%	(39.31% )	(7.39% )	14.88%	9.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$125,961	$98,881	$205,501	$216,527	$163,876
Ratio of expenses to average net assets	2.23%	2.19%	2.19%	2.20%	2.20%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.27%	2.25%	2.21%	2.38%	2.48%
Ratio of net investment income to average net assets	0.73%	1.17%	0.44%	0.42%	0.18%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.69%	1.11%	0.42%	0.24%	(0.10% )
Portfolio turnover	28%	37%	30%	22%	52%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     99

Financial highlights

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.740	$11.190	$12.750	$11.330	$10.860

Income (loss) from investment operations:
Net investment income1	0.148	0.197	0.183	0.170	0.131
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.193	(4.465)	(0.931)	1.623	0.936
Total from investment operations	3.341	(4.268)	(0.748)	1.793	1.067

Less dividends and distributions from:
Net investment income	(0.211)	(0.039)	(0.179)	(0.145)	(0.103)
Net realized gain on investments	—	(0.143)	(0.633)	(0.228)	(0.494)
Total dividends and distributions	(0.211)	(0.182)	(0.812)	(0.373)	(0.597)

Net asset value, end of period	$9.870	$6.740	$11.190	$12.750	$11.330

Total return2	50.47%	(38.76% )	(6.46% )	16.12%	10.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$480,762	$358,559	$607,637	$508,000	$319,857
Ratio of expenses to average net assets	1.23%	1.19%	1.19%	1.20%	1.20%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.27%	1.25%	1.21%	1.38%	1.48%
Ratio of net investment income to average net assets	1.73%	2.17%	1.44%	1.42%	1.18%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.69%	2.11%	1.42%	1.24%	0.90%
Portfolio turnover	28%	37%	30%	22%	52%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10		3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.760		$11.280	$14.070	$14.340	$11.750

Income (loss) from investment operations:
Net investment loss1	(0.123)		(0.092)	(0.177)	(0.155)	(0.176)
Net realized and unrealized gain (loss) on investments
and foreign currencies	4.513		(4.428)	(1.952)	0.188	2.766
Total from investment operations	4.390		(4.520)	(2.129)	0.033	2.590

Less dividends and distributions from:
Net realized gain on investments	—		—	(0.651)	(0.303)	—
Return of capital	—		—	(0.010)	—	—
Total dividends and distributions	—		—	(0.661)	(0.303)	—

Net asset value, end of period	$11.150		$6.760	$11.280	$14.070	$14.340

Total return2	64.94%		(40.07% )	(15.96% )	0.37%	22.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,736		$4,814	$9,282	$12,088	$11,984
Ratio of expenses to average net assets	1.90%		1.90%	1.92%	1.95%	1.95%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.10%		2.26%	2.11%	2.32%	2.46%
Ratio of net investment loss to average net assets	(1.30%	)	(0.96% )	(1.27% )	(1.15% )	(1.38%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.50%	)	(1.32% )	(1.46% )	(1.52% )	(1.89%	)
Portfolio turnover	100%		119%	46%	46%	47%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     101

Financial highlights

Optimum Small-Mid Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10		3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.510		$10.930	$13.750	$14.110	$11.640

Income (loss) from investment operations:
Net investment loss1	(0.179)		(0.152)	(0.265)	(0.240)	(0.257)
Net realized and unrealized gain (loss) on investments
and foreign currencies	4.329		(4.268)	(1.894)	0.183	2.727
Total from investment operations	4.150		(4.420)	(2.159)	(0.057)	2.470

Less dividends and distributions from:
Net realized gain on investments	—		—	(0.651)	(0.303)	—
Return of capital	—		—	(0.010)	—	—
Total dividends and distributions	—		—	(0.661)	(0.303)	—

Net asset value, end of period	$10.660		$6.510	$10.930	$13.750	$14.110

Total return2	63.75%		(40.44% )	(16.56% )	(0.27% )	21.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,143		$807	$1,620	$2,187	$2,285
Ratio of expenses to average net assets	2.55%		2.55%	2.57%	2.60%	2.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.75%		2.91%	2.76%	2.97%	3.11%
Ratio of net investment loss to average net assets	(1.95%	)	(1.61% )	(1.92% )	(1.80% )	(2.03%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(2.15%	)	(1.97% )	(2.11% )	(2.17% )	(2.54%	)
Portfolio turnover	100%		119%	46%	46%	47%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10		3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.510		$10.930	$13.750	$14.110	$11.640

Income (loss) from investment operations:
Net investment loss1	(0.179)		(0.152)	(0.264)	(0.240)	(0.257)
Net realized and unrealized gain (loss) on investments
and foreign currencies	4.329		(4.268)	(1.895)	0.183	2.727
Total from investment operations	4.150		(4.420)	(2.159)	(0.057)	2.470

Less dividends and distributions from:
Net realized gain on investments	—		—	(0.651)	(0.303)	—
Return of capital	—		—	(0.010)	—	—
Total dividends and distributions	—		—	(0.661)	(0.303)	—

Net asset value, end of period	$10.660		$6.510	$10.930	$13.750	$14.110

Total return2	63.75%		(40.44% )	(16.56% )	(0.27% )	21.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,824		$16,863	$34,086	$40,324	$36,537
Ratio of expenses to average net assets	2.55%		2.55%	2.57%	2.60%	2.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.75%		2.91%	2.76%	2.97%	3.11%
Ratio of net investment loss to average net assets	(1.95%	)	(1.61% )	(1.92% )	(1.80% )	(2.03%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(2.15%	)	(1.97% )	(2.11% )	(2.17% )	(2.54%	)
Portfolio turnover	100%		119%	46%	46%	47%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     103

Financial highlights

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10		3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$6.900		$11.470	$14.250	$14.470	$11.820

Income (loss) from investment operations:
Net investment loss1	(0.091)		(0.059)	(0.128)	(0.108)	(0.131)
Net realized and unrealized gain (loss) on investments
and foreign currencies	4.601		(4.511)	(1.991)	0.191	2.781
Total from investment operations	4.510		(4.570)	(2.119)	0.083	2.650

Less dividends and distributions from:
Net realized gain on investments	—		—	(0.651)	(0.303)	—
Return of capital	—		—	(0.010)	—	—
Total dividends and distributions	—		—	(0.661)	(0.303)	—

Net asset value, end of period	$11.410		$6.900	$11.470	$14.250	$14.470

Total return2	65.36%		(39.84% )	(15.68% )	0.72%	22.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$204,843		$53,244	$90,614	$84,934	$67,466
Ratio of expenses to average net assets	1.55%		1.55%	1.57%	1.60%	1.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.75%		1.91%	1.76%	1.97%	2.11%
Ratio of net investment loss to average net assets	(0.95%	)	(0.61% )	(0.92% )	(0.80% )	(1.03%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.15%	)	(0.97% )	(1.11% )	(1.17% )	(1.54%	)
Portfolio turnover	100%		119%	46%	46%	47%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10		3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$5.690		$10.380	$13.540	$13.590	$12.410

Income (loss) from investment operations:
Net investment income (loss)1	(0.027)		0.011	(0.025)	(0.020)	(0.022)
Net realized and unrealized gain (loss) on investments	4.407		(4.683)	(2.102)	0.759	2.043
Total from investment operations	4.380		(4.672)	(2.127)	0.739	2.021

Less dividends and distributions from:
Net realized gain on investments	—		(0.018)	(1.033)	(0.789)	(0.841)
Total dividends and distributions	—		(0.018)	(1.033)	(0.789)	(0.841)

Net asset value, end of period	$10.070		$5.690	$10.380	$13.540	$13.590

Total return2	76.98%		(45.09% )	(16.34% )	5.93%	17.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,918		$4,045	$9,145	$12,721	$13,300
Ratio of expenses to average net assets	1.82%		1.75%	1.76%	1.76%	1.76%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.13%		2.22%	2.09%	2.32%	2.58%
Ratio of net investment income (loss) to average net assets	(0.32%	)	0.15%	(0.20% )	(0.16% )	(0.17% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.63%	)	(0.32% )	(0.53% )	(0.72% )	(0.99% )
Portfolio turnover	40%		86%	53%	49%	42%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     105

Financial highlights

Optimum Small-Mid Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10		3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$5.460		$10.030	$13.190	$13.350	$12.280

Income (loss) from investment operations:
Net investment loss1	(0.077)		(0.042)	(0.102)	(0.101)	(0.102)
Net realized and unrealized gain (loss) on investments	4.207		(4.510)	(2.025)	0.730	2.013
Total from investment operations	4.130		(4.552)	(2.127)	0.629	1.911

Less dividends and distributions from:
Net realized gain on investments	—		(0.018)	(1.033)	(0.789)	(0.841)
Total dividends and distributions	—		(0.018)	(1.033)	(0.789)	(0.841)

Net asset value, end of period	$9.590		$5.460	$10.030	$13.190	$13.350

Total return2	75.64%		(45.47% )	(16.79% )	5.27%	16.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,114		$731	$1,636	$2,239	$2,359
Ratio of expenses to average net assets	2.47%		2.40%	2.41%	2.41%	2.41%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.78%		2.87%	2.74%	2.97%	3.23%
Ratio of net investment loss to average net assets	(0.97%	)	(0.50% )	(0.85% )	(0.81% )	(0.82% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.28%	)	(0.97% )	(1.18% )	(1.37% )	(1.64% )
Portfolio turnover	40%		86%	53%	49%	42%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10		3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$5.460		$10.020	$13.190	$13.350	$12.280

Income (loss) from investment operations:
Net investment loss1	(0.076)		(0.042)	(0.102)	(0.101)	(0.102)
Net realized and unrealized gain (loss) on investments	4.206		(4.500)	(2.035)	0.730	2.013
Total from investment operations	4.130		(4.542)	(2.137)	0.629	1.911

Less dividends and distributions from:
Net realized gain on investments	—		(0.018)	(1.033)	(0.789)	(0.841)
Total dividends and distributions	—		(0.018)	(1.033)	(0.789)	(0.841)

Net asset value, end of period	$9.590		$5.460	$10.020	$13.190	$13.350

Total return2	75.64%		(45.42% )	(16.79% )	5.27%	16.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,163		$14,811	$32,891	$41,622	$38,782
Ratio of expenses to average net assets	2.47%		2.40%	2.41%	2.41%	2.41%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.78%		2.87%	2.74%	2.97%	3.23%
Ratio of net investment loss to average net assets	(0.97%	)	(0.50% )	(0.85% )	(0.81% )	(0.82% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.28%	)	(0.97% )	(1.18% )	(1.37% )	(1.64% )
Portfolio turnover	40%		86%	53%	49%	42%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     107

Financial highlights

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/10	3/31/09	3/31/08	3/31/07	3/31/06
Net asset value, beginning of period	$5.820	$10.580	$13.720	$13.720	$12.470

Income (loss) from investment operations:
Net investment income1	0.002	0.041	0.018	0.025	0.023
Net realized and unrealized gain (loss) on investments	4.505	(4.783)	(2.125)	0.764	2.068
Total from investment operations	4.507	(4.742)	(2.107)	0.789	2.091

Less dividends and distributions from:
Net investment income	(0.008)	—	—	—	—
Net realized gain on investments	—	(0.018)	(1.033)	(0.789)	(0.841)
Return of capital	(0.009)	—	—	—	—
Total dividends and distributions	(0.017)	(0.018)	(1.033)	(0.789)	(0.841)

Net asset value, end of period	$10.310	$5.820	$10.580	$13.720	$13.720

Total return2	77.56%	(44.90% )	(15.97% )	6.24%	17.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$161,862	$58,173	$66,657	$71,387	$54,803
Ratio of expenses to average net assets	1.47%	1.40%	1.41%	1.41%	1.41%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.78%	1.87%	1.74%	1.97%	2.23%
Ratio of net investment income to average net assets	0.03%	0.50%	0.15%	0.19%	0.18%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	(0.28% )	0.03%	(0.18% )	(0.37% )	(0.64% )
Portfolio turnover	40%	86%	53%	49%	42%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Notes to financial statements

Optimum Fund Trust
March 31, 2010

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund and 4.50% for Optimum Fixed Income Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to August 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small-Mid Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small-Mid Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Trust.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (March 31, 2007 – March 31, 2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

(continues)     109

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At March 31, 2010, the Funds held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Each Fund expects to declare and pay dividends from net investment income, if any, annually. Each Fund expects to declare and pay distributions from net realized gain on investments, if any, at least annually, and may distribute net investment income and net capital gains more frequently, if necessary for tax purposes.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended March 31, 2010.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Funds adopted the Codification for the year ended March 31, 2010. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Trust’s Board, to select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisers, and to monitor the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisers out of its fees.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Optimum Fixed Income Fund	0.7000% of net assets up to $25 million
0.6500% of net assets from $25 million to $100 million
0.6000% of net assets from $100 million to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets over $1 billion

Optimum International Fund	0.8750% of net assets up to $50 million
0.8000% of net assets from $50 million to $100 million
0.7800% of net assets from $100 million to $300 million
0.7650% of net assets from $300 million to $400 million
0.7300% of net assets over $400 million

Optimum Large Cap Growth Fund	0.8000% of net assets up to $250 million
0.7875% of net assets from $250 million to $300 million
0.7625% of net assets from $300 million to $400 million
0.7375% of net assets from $400 million to $500 million
0.7250% of net assets from $500 million to $1 billion
0.7100% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Large Cap Value Fund	0.8000% of net assets up to $100 million
0.7375% of net assets from $100 million to $250 million
0.7125% of net assets from $250 million to $500 million
0.6875% of net assets from $500 million to $1 billion
0.6675% of net assets from $1 billion to $1.5 billion
0.6475% of net assets over $1.5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets

Optimum Small-Mid Cap Value Fund	1.0500% of net assets up to $75 million
1.0250% of net assets from $75 million to $150 million
1.0000% of net assets over $150 million

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – effective April 1, 2010, Pacific Investment Management Company, LLC (PIMCO) replaced TCW Investment Management Company (TCW) as the Fund’s sub-advisor; Optimum International Fund – Mondrian Investment Partners Limited and BlackRock Advisors, LLC (BlackRock); Optimum Large Cap Growth Fund – Marsico Capital Management, LLC, T. Rowe Price Associates, Inc. (T. Rowe Price), and Fred Alger Management, Inc.; Optimum Large Cap Value Fund – Massachusetts Financial Services Company and TCW; Optimum Small-Mid Cap Growth Fund – Columbia Wanger Asset Management, L.P. and Wellington Management Company, LLP (Wellington Management); Optimum Small-Mid Cap Value Fund – The Killen Group, Inc., Westwood Management Corp. (Westwood) and effective September 28, 2009, The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville). (Tocqueville replaced Delafield Asset Management, a division of Reich & Tang Asset Management, LLC as a sub-advisor).

For the year ended March 31, 2010, DMC paid the following sub-advisory fees:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$834,373	$703,857	$2,661,134	$2,315,770	$1,296,069	$1,067,723

(continues)     111

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Effective August 1, 2009, DMC has voluntarily agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses for each Fund to the extent necessary to prevent total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding the specified percentages of average daily net assets until such time as the voluntary expense cap is discontinued as shown below. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Funds’ Board and DMC. These fee waivers and expense reimbursements apply only to expenses paid directly by each Fund, and may be discontinued at any time because they are voluntary.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Effective August 1, 2009,
operating expense limitation as
a percentage of average
daily net assets (per annum)	1.00%	1.40%	1.25%	1.26%	1.55%	1.50%

Prior to August 1, 2009, DMC had contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses for each Fund to the extent necessary to prevent total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding the specified percentages of average daily net assets from August 1, 2008 through July 31, 2009 as shown below. For purposes of these waivers and reimbursements, nonroutine expenses included such additional costs and expenses as was agreed upon from time to time by the Funds’ Board and DMC. These fee waivers and expense reimbursements applied only to expenses paid directly by each Fund.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Through July 31, 2009,
operating expense limitation as
a percentage of average
daily net assets (per annum)	0.89%	1.42%	1.27%	1.19%	1.55%	1.40%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting oversight services to the Trust. For these services, the Trust pays DSC fees based on the aggregate daily net assets of the Trust at the following annual rate: 0.0050% of the first $3 billion; 0.0045% of the next $2 billion; 0.0040% of the next $2.5 billion; 0.0030% of the next $2.5 billion; and 0.0025% of aggregate average daily net assets in excess of $10 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Trust on a relative net asset value basis. For the year ended March 31, 2010, each Fund was charged for these services as follows:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$35,375	$8,798	$31,608	$29,089	$8,640	$7,104

DSC also provides the Trust with administrative services including financial and tax reporting, corporate governance, and preparation of materials and reports for the Board. For administrative services, each Fund pays DSC a fee at an annual rate (plus out-of-pocket expenses) of 0.165% of assets up to $500 million of the Fund’s average daily net assets; 0.140% of assets from $500 million to $1 billion; and 0.115% of assets over $1 billion. DSC also serves as the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For such services, the Trust pays DSC a fee at an annual rate of 0.235% of the Trust’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses.

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual fee of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. Institutional Class shares pay no distribution expenses.

At March 31, 2010, each Fund had liabilities payable to affiliates as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment management
fee payable to DMC	$315,717	$131,424	$448,617	$402,689	$189,055	$126,772
Dividend disbursing, transfer agent and fund
accounting oversight fees, administration
fees and other expenses payable to DSC	265,938	73,128	237,937	219,188	84,410	68,519
Distribution fees payable to DDLP	161,808	42,027	126,898	121,054	23,113	21,464
Other expenses payable
to DMC and affiliates*	27,315	7,056	24,259	22,263	8,187	6,607

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

For the year ended March 31, 2010, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$12,915	$4,024	$26,986	$25,152	$2,060	$1,837

For the year ended March 31, 2010, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Class A	$—	$—	$—	$—	$—	$—
Class B	9,683	4,606	14,721	12,598	2,564	1,989
Class C	13,084	2,440	7,385	7,334	1,194	1,085

DMC, DSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2010, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Purchases other than U.S. government securities	$725,187,107	$174,351,372	$887,828,748	$159,598,098	$248,084,646	$82,347,410
Purchases of U.S. government securities	198,702,287	—	—	—	—	—
Sales other than U.S. government securities	749,704,431	153,878,852	982,765,293	227,855,803	167,010,724	51,567,554
Sales of U.S. government securities	159,655,326	—	—	—	—	—

(continues)     113

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

At March 31, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Cost of investments	$860,522,660	$221,854,823	$677,321,916	$678,792,770	$224,898,712	$166,928,619
Aggregate unrealized appreciation	$36,984,234	$19,027,077	$86,577,797	$ 62,439,620	$ 43,525,961	$ 36,687,309
Aggregate unrealized depreciation	(34,441,380)	(14,900,455)	(10,975,766)	(45,152,359)	(6,387,389)	(2,103,049)
Net unrealized appreciation	$2,542,854	$4,126,622	$75,602,031	$ 17,287,261	$ 37,138,572	$ 34,584,260

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2010:

	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed & Mortgage-Backed Securities	$—	$358,926,194	$6,420,927	$365,347,121
Corporate Debt	—	289,170,068	1,643,101	290,813,169
Foreign Debt	—	43,566,901	1,556,712	45,123,613
Common Stock	581,750	—	3	581,753
Municipal Bonds	—	759,602	—	759,602
U.S. Treasury Obligations	46,941,414	—	—	46,941,414
Short-Term Investments	—	71,617,984	—	71,617,984
Securities Lending Collateral	34,969,694	5,559,779	53,640	40,583,113
Other	—	1,297,744	1	1,297,745
Total	$82,492,858	$770,898,272	$9,674,384	$863,065,514
Foreign Currency Contracts	$—	$305,774	$—	$305,774
Futures Contracts	$—	$1,139	$—	$1,139
Swap Contracts	$—	$(381,206)	$—	$(381,206)

	Optimum International Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$196,212,504	$—	$—	$196,212,504
U.S. Treasury Obligations	294,463			294,463
Short-Term Investments	—	3,599,238	—	3,599,238
Securities Lending Collateral	21,740,544	2,706,359	27,782	24,474,685
Other	1,345,525	—	55,030	1,400,555
Total	$219,593,036	$6,305,597	$82,812	$225,981,445
Foreign Currency Contracts	$—	$19,930	$—	$19,930

	Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$680,090,738	$	$	$680,090,738
U.S. Treasury Obligations	1,666,603	—	—	1,666,603
Short-Term Investments	—	20,370,971	—	20,370,971
Securities Lending Collateral	42,238,336	7,460,119	44,765	49,743,220
Preferred Stock	—	1,052,415	—	1,052,415
Total	$723,995,677	$28,883,505	$44,765	$752,923,947

	Optimum Large Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$637,053,739	$—	$—	$637,053,739
U.S. Treasury Obligations	611,273	—	—	611,273
Short-Term Investments	—	7,471,619	—	7,471,619
Securities Lending Collateral	45,641,493	5,257,292	44,615	50,943,400
Total	$683,306,505	$12,728,911	$44,615	$696,080,031

	Optimum Small-Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$233,205,520	$—	$209,872	$233,415,392
U.S. Treasury Obligations	300,337	—	—	300,337
Short-Term Investments	—	3,671,036	—	3,671,036
Securities Lending Collateral	21,581,610	3,047,223	21,686	24,650,519
Total	$255,087,467	$6,718,259	$231,558	$262,037,284

	Optimum Small-Mid Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stock	$174,891,338	$—	$—	$174,891,338
U.S. Treasury Obligations	1,037,325	—	—	1,037,325
Short-Term Investments	—	12,679,277	—	12,679,277
Securities Lending Collateral	11,052,683	1,841,056	11,200	12,904,939
Total	$186,981,346	$14,520,333	$11,200	$201,512,879

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Optimum Fixed Income Fund
	Asset Backed and				Securities
	Mortgage-Backed	Corporate	Foreign	Common	Lending
	Securities	Debt	Debt	Stock	Collateral	Other	Total
Balance as of 3/31/09	$12,661,309	$135,810	$3,018,152	$3	$126	$1	$15,815,401
Net realized gain (loss)	172,288	1,040	(6,530)	—	—	—	166,798
Purchases	1,794,623	1,420,701	717,625	—	—	—	3,932,949
Sales	(1,060,354)	(132,892)	(2,911,696)	—	—	—	(4,104,942)
Transfers into Level 3	—	437,229	—	—	—	—	437,229
Transfers out of Level 3	(11,130,975)	—	(85,266)	—	—	—	(11,216,241)
Net change in unrealized
appreciation/depreciation	3,984,036	(218,787)	824,427	—	53,514	—	4,643,190
Balance as of 3/31/10	$6,420,927	$1,643,101	$1,556,712	$3	$53,640	$1	$9,674,384
Net change in unrealized appreciation/
depreciation from investments still held
as of 3/31/10	$667,829	$(257,426)	$232,084	$—	$53,514	$—	$696,001

(continues)     115

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

				Optimum	Optimum
				Large Cap	Large Cap
	Optimum International Fund			Growth Fund	Value Fund
	Securities			Securities	Securities
	Lending			Lending	Lending
	Collateral	Other	Total	Collateral	Collateral
Balance as of 3/31/09	$65	$—	$65	$105	$105
Purchases	—	52,342	52,342	—	—
Net change in unrealized
appreciation/depreciation
from investments	27,717	2,688	30,405	44,660	44,510
Balance as of 3/31/10	$27,782	$55,030	$82,812	$44,765	$44,615
Net change in unrealized appreciation/
depreciation from investments still held
as of 3/31/10	$27,717	$2,688	$30,405	$44,660	$44,510
	Optimum Small-Mid Cap Growth Fund			Optimum Small-Mid Cap Value Fund
	Securities			Securities
	Lending	Common		Lending
	Collateral	Stock	Total	Collateral
Balance as of 3/31/09	$51	$—	$51	$26
Purchases	—	149,998	149,998	—
Net change in unrealized
appreciation/depreciation	21,635	59,874	81,509	11,174
Balance as of 3/31/10	$21,686	$209,872	$231,558	$11,200
Net change in unrealized appreciation/
depreciation from investments still held
as of 3/31/10	$21,635	$59,874	$81,509	$11,174

In January 2010, the FASB issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for each Fund’s year ending March 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2010 and 2009 was as follows:

Year Ended March 31, 2010

	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Value Fund
Ordinary income	$47,549,636	$2,806,274	$750,120	$13,614,136	$88,032
Return of capital	—	—	3,034	—	92,374
Total	$47,549,636	$2,806,274	$753,154	$13,614,136	$180,406

Optimum Small-Mid Cap Growth Fund did not make any distributions during the year ended March 31, 2010.

Year Ended March 31, 2009

	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Small-Mid Cap
	Fund	Fund	Value Fund	Value Fund
Ordinary income	$48,251,466	$6,821,438	$2,572,090	$4,834
Long-term capital gain	—	4,470,445	11,341,568	185,762
Total	$48,251,466	$11,291,883	$13,913,658	$190,596

Optimum Large Cap Growth Fund and Optimum Small-Mid Cap Growth Fund did not make any distributions during the year ended March 31, 2009.

5. Components of Net Assets on a Tax Basis

As of March 31, 2010, the components of net assets on a tax basis were as follows:

	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap
	Fund	Fund	Growth Fund
Share of beneficial interest	$794,681,037	$255,673,364	$789,001,690
Undistributed ordinary income	15,564,989	3,200,462	—
Capital loss carryforwards	(16,132,020)	(58,963,241)	(157,655,383)
Other temporary differences	(363,722)	—	—
Post-October losses	(211,919)	—	—
Post-October currency losses	—	(315,989)	(21,830)
Unrealized appreciation of investments, swap contracts and foreign currencies	2,764,741	4,146,222	75,622,971
Net assets	$796,303,106	$203,740,818	$706,947,448

	Optimum	Optimum	Optimum
	Large Cap	Small-Mid Cap	Small-Mid Cap
	Value Fund	Growth Fund	Value Fund
Share of beneficial interest	$798,536,318	$219,347,212	$189,030,276
Undistributed ordinary income	8,658,416	—	—
Undistributed long-term capital gain	—	—	—
Capital loss carryforwards	(175,020,048)	(19,926,636)	(32,557,155)
Post October losses	(2,637,538)	—	—
Post-October currency losses	(6,591)	(13,721)	—
Unrealized appreciation on investments and foreign currencies	17,302,938	37,138,752	34,584,260
Net assets	$646,833,495	$236,545,607	$191,057,381

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market on foreign currency contracts, mark-to-market on financial futures contracts, tax recognition of unrealized gain on passive foreign investment companies, and tax treatment of contingent payment on debt instruments and CDS contracts.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2009 through March 31, 2010 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

(continues)      117

Notes to financial statements

Optimum Fund Trust

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, dividends and distributions, passive foreign investment companies, gain (loss) on foreign currency transactions and foreign future contracts, CDS contracts and paydown gains (losses) of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2010, the Funds recorded the following reclassifications:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Undistributed (accumulated) net
investment income (loss)	$1,914,052	$1,482,823	$1,017,712	$(9,694)	$1,872,416	$100,242
Accumulated net realized gain (loss)	(1,914,052)	(1,482,823)	47,747	9,694	28,821	—
Paid-in capital	—		(1,065,459)	—	(1,901,237)	(100,242)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2010, the Optimum Fixed Income Fund utilized capital loss carryforwards as follows:

Capital loss
carryforwards
utilized
Optimum Fixed Income Fund	$7,167,754

Capital loss carryforwards remaining at March 31, 2010 will expire as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Year of	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Expiration	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
3/31/17	$16,132,020	$2,202,347	$77,826,014	$55,991,912	$15,427,746	$4,705,463
3/31/18	—	56,760,894	79,829,369	119,028,136	4,498,890	27,851,692

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap
	Fund		Fund		Growth Fund
	Year Ended		Year Ended		Year Ended
	3/31/10	3/31/09	3/31/10	3/31/09	3/31/10	3/31/09
Shares sold:
Class A	380,500	798,189	104,636	242,685	291,768	885,616
Class B	6,894	26,655	2,855	10,442	12,315	54,134
Class C	2,021,942	3,265,872	390,232	857,615	1,222,043	2,995,447
Institutional Class	21,802,020	22,071,648	6,025,380	4,143,084	13,430,954	18,489,123
	24,211,356	26,162,364	6,523,103	5,253,826	14,957,080	22,424,320

Shares issued upon reinvestment of dividends
and distributions:
Class A	302,381	366,124	24,437	79,853	—	—
Class B	38,541	43,312	4,341	12,776	—	—
Class C	1,158,140	1,308,953	84,037	260,307	—	—
Institutional Class	3,778,982	4,131,070	212,753	704,245	89,194	—
	5,278,044	5,849,459	325,568	1,057,181	89,194	—

Shares repurchased:
Class A	(1,361,901)	(3,179,018)	(326,529)	(616,141)	(938,322)	(1,646,026)
Class B	(150,573)	(346,667)	(41,188)	(76,621)	(120,037)	(203,574)
Class C	(5,106,580)	(13,108,708)	(1,203,369)	(2,321,094)	(3,425,748)	(6,513,939)
Institutional Class	(19,275,823)	(37,075,680)	(3,481,196)	(6,140,986)	(21,042,002)	(25,459,674)
	(25,894,877)	(53,710,073)	(5,052,282)	(9,154,842)	(25,526,109)	(33,823,213)
Net increase (decrease)	3,594,523	(21,698,250)	1,796,389	(2,843,835)	(10,479,835)	(11,398,893)

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund
	Year Ended		Year Ended		Year Ended
	3/31/10	3/31/09	3/31/10	3/31/09	3/31/10	3/31/09
Shares sold:
Class A	299,064	783,512	59,618	180,877	52,233	179,239
Class B	13,622	43,273	4,461	10,952	3,755	11,691
Class C	1,244,236	2,627,527	245,545	608,544	234,992	613,573
Institutional Class	13,146,430	19,865,887	14,215,293	3,105,271	8,887,279	6,869,104
	14,703,352	23,320,199	14,524,917	3,905,644	9,178,259	7,673,607

Shares issued upon reinvestment of dividends
and distributions:
Class A	89,427	72,889	—	—	—	1,401
Class B	10,509	11,542	—	—	—	267
Class C	223,973	255,515	—	—	—	5,364
Institutional Class	1,426,180	928,793	—	—	24,450	10,191
	1,750,089	1,268,739	—	—	24,450	17,223

Shares repurchased:
Class A	(920,206)	(1,602,665)	(167,898)	(291,537)	(174,801)	(350,921)
Class B	(116,086)	(204,119)	(21,246)	(35,085)	(21,432)	(41,364)
Class C	(3,421,119)	(6,505,876)	(601,165)	(1,134,798)	(636,236)	(1,187,514)
Institutional Class	(19,036,670)	(21,917,080)	(3,978,501)	(3,284,227)	(3,198,117)	(3,188,352)
	(23,494,081)	(30,229,740)	(4,768,810)	(4,745,647)	(4,030,586)	(4,768,151)
Net increase (decrease)	(7,040,640)	(5,640,802)	9,756,107	(840,003)	5,172,123	2,922,679

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts —The Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Funds’ maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Futures Contracts —A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Optimum Fixed Income Fund and Optimum International Fund may use futures in the normal course of pursuing their investment objectives. The Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. The Optimum International Fund may use financial futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a financial futures contract, the Funds deposit cash or pledge U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering

(continues)       119

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the year ended March 31, 2010, the Optimum Fixed Income Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient mean of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty credit risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in written options during the year ended March 31, 2010 for the Optimum Fixed Income Fund were as follows:

	Number of contracts	Premiums
Options outstanding at March 31, 2009	7,153	$7,013
Options written	6	9,911
Options expired	(7,153)	(7,013)
Options terminated in closing purchase transactions	(6)	(9,911)
Options outstanding at March 31, 2010	—	$—

Swap Contracts — The Optimum Fixed Income Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the referenced notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2010, the Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At March 31, 2010, the aggregate unrealized depreciation of CDS was $381,206. The Fund had posted $80,000 as collateral, net of collateral received, for certain open derivatives, which is presented as restricted cash on the Statements of assets and liabilities. If a credit event had occurred for all referenced notionals where collateral posting was required as of March 31, 2010, the contracts’ credit-risk-related contingent features would have been triggered and the Fund would have received net amount of $10,278,000 less the value of the contracts’ referenced obligations.

As disclosed in the footnotes to the Statements of net assets, at March 31, 2010, the notional value of the protection sold was $2,775,000, which reflects the maximum potential amount the Fund would have been required to pay as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for CDS agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2010, the net unrealized appreciation of the protection sold was $18,095.

CDS may involve greater risks than when the Fund had invested in the reference obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statements of net assets.

Fair values of derivative instruments as of March 31, 2010 were as follows:

Optimum Fixed Income Fund
	Asset Derivatives			Liability Derivatives
	Statements of			Statements of
	Assets and Liabilities Location	Fair Value		Assets and Liabilities Location	Fair Value
Foreign exchange contracts (Forward Currency Contracts)	Receivables			Payables/Net Assets
		$311,512		unrealized depreciation	$(5,738)

Interest rate contracts (Futures)	Receivables			Payables/Net Assets
		1,139	*	unrealized depreciation	—

Credit contracts (Swaps)	Receivables			Payables/Net Assets
		18,290		unrealized depreciation	(399,496)

Total		$330,941			$(405,234)

*Includes cumulative appreciation of futures contracts as reported in the notes to the Statements of net assets. Only current day variation margin is reported with the Fund’s assets and liabilities.

(continues)      121

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

Statements of operations
The effect of derivative instruments on the statements of operations for the year ended March 31, 2010 was as follows:

	Optimum Fixed Income Fund
			Change in Unrealized
		Realized Gain or Loss on	Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Foreign exchange contracts (Forward Currency Contracts)	Net realized gain on foreign
	currencies and net change
	in unrealized appreciation/
	depreciation of investments and
	foreign currencies	$906,718	$352,539

Interest rate contracts (Futures)	Net realized gain on futures
	contracts and net change
	in unrealized appreciation/
	depreciation of investments and
	foreign currencies	201,602	(179,917)

Options contracts (Options)	Net realized gain on options
	written and net change in
	unrealized appreciation/
	depreciation of investments and
	foreign currencies	134	(5,559)

Credit contracts (Swaps)	Net realized loss on swap
	contracts and net change
	in unrealized appreciation/
	depreciation of investments and
	foreign currencies	(694,418)	(803,117)

Total		$414,036	$(636,054)

8. Securities Lending

The Funds may lend their securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Funds also have cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of each Fund’s previous cash pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. Each Fund will not make additional investments of cash collateral in the Liquidating Fund; each Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Trust seek to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Funds may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Funds would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Funds record security lending income net of amount allocated to the security lending agent and the borrower.

At March 31, 2010, the values of securities on loan and the values of invested collateral for each Fund are presented below, for which the Funds received collateral, comprised of securities collateral and cash collateral. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral”.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Values of securities on loan	$44,267,956	$23,169,345	$49,557,111	$50,673,156	$24,547,662	$13,062,137
Securities collateral	3,480,753	—	1,096,012	—	30,404	197,160
Cash collateral	41,847,744	25,127,926	50,827,105	52,001,650	25,169,878	13,175,864
Value of invested collateral	40,583,113	24,474,685	49,743,220	50,493,400	24,650,519	12,904,939

9. Credit and Market Risk

Some countries in which the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund and Optimum Small-Mid Cap Growth Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The Optimum Fixed Income Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these high yield securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of its assets in small- and mid- sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest in REITs and are subject to some of the risks associated with that industry. If the Funds hold real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2010. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations.

(continues)    123

Notes to financial statements

Optimum Fund Trust

9. Credit and Market Risk (continued)

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statements of net assets.

10. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had any prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (former parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment management agreement between DMC and the Funds. On January 4, 2010, the new investment management agreement between DMC and the Funds that was approved by the shareholders became effective.

12. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws (Optimum Small-Mid Cap Growth Fund did not make any distributions). Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

	(A)	(B)
	Long-Term	Ordinary	(C)
	Capital Gains	Income	Return of	Total	(D)
	Distributions	Distributions*	Capital	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends1
Optimum Fixed Income Fund	—	100%	—	100%	—
Optimum International Fund	—	100%	—	100%	2%
Optimum Large Cap Growth Fund	—	100%	—	100%	100%
Optimum Large Cap Value Fund	—	100%	—	100%	100%
Optimum Small-Mid Cap Value Fund	—	49%	51%	100%	49%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

(D) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 or 2010 Form 1099-DIV, as applicable.

Maximum amount to be
taxed at a maximum rate of 15%
Optimum Fixed Income Fund	$147,759
Optimum International Fund	2,806,274
Optimum Large Cap Growth Fund	753,154
Optimum Large Cap Value Fund	13,614,136
Optimum Small-Mid Cap Value Fund	180,406

The Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $329,856. The gross foreign source income earned during the fiscal year 2010 by the Optimum International Fund was $5,427,066. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

For the fiscal year ended March 31, 2010, certain ordinary income paid by the Funds, determined to be Qualified Interest Income, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended March 31, 2010, each Fund has designated maximum Qualified Interest Income distributions as follows:

Maximum Distribution of
Qualified Interest Income
Optimum Fixed Income Fund	$47,549,636
Optimum International Fund	956
Optimum Large Cap Value Fund	2,316

13. Subsequent Event

Management has determined no material events or transactions occurred subsequent to March 31, 2010 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

The Shareholders and Board of Trustees of Optimum Fund Trust

We have audited the accompanying statements of net assets and statements of assets and liabilities of Optimum Fund Trust (comprising, respectively, the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Mid-Cap Growth Fund, Optimum Small-Mid Cap Value Fund (“Funds”)) as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Optimum Fund Trust at March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
May 21, 2010

Other Fund information
(Unaudited)

Optimum Fund Trust

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) will resign as the independent registered public accounting firm for Optimum Fund Trust (the “Fund”)) effective May 27, 2010. At a meeting held on March 17, 2010, the Board of Trustees of the Fund, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLC (“PwC”) to serve as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2011. During the fiscal years ended March 31, 2010 and 2009, E&Y’s audit reports on the financial statements of the Fund did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Fund and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Fund nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements.

Proxy Results

A. Optimum Fund Trust

Proposals	All Shareholders
	For	Withhold
Proposal 1: Election of Trustees
Mark S. Casady	1,328,516,250.12	29,661,033.39
Robert J. Christian	1,328,645,345.97	29,531,937.54
Nicholas D. Constan	1,328,811,290.72	29,365,992.79
Durant Adams Hunter	1,328,608,641.76	29,568,641.75
Stephen P. Mullin	1,328,823,664.37	29,353,619.14
Robert A. Rudell	1,328,672,025.66	29,505,257.85
Theodore K. Smith	1,328,680,441.91	29,496,841.60
Jon E. Socolofsky	1,328,677,443.19	29,499,840.32

B. Optimum Large Cap Growth Fund

	All Shareholders
	For	Against	Abstain	Broker Non-Votes
Proposal 2: Approval of New Investment
Advisory Agreement	265,024,194.95	4,255,519.91	6,940,354.89	78,405,257.57

C. Optimum Large Cap Value Fund

	All Shareholders
	For	Against	Abstain	Broker Non-Votes
Proposal 2: Approval of New Investment
Advisory Agreement	234,887,273.59	3,818,607.78	6,286,296.97	75,672,048.05

D. Optimum Small-Mid Cap Growth Fund

	All Shareholders
	For	Against	Abstain	Broker Non-Votes
Proposal 2: Approval of New Investment
Advisory Agreement	73,359,707.14	1,189,494.62	1,790, 689.49	18,076,373.39

(continues)     127

Other Fund information
(Unaudited)

Optimum Fund Trust

Proxy Results (continued)

E. Optimum Small-Mid Cap Value Fund

	All Shareholders
	For	Against	Abstain	Broker Non-Votes
Proposal 2: Approval of New Investment
Advisory Agreement	58,768, 889.72	970,479.05	1,486,943.10	16,469,943.10

F. Optimum International Fund

	All Shareholders
	For	Against	Abstain	Broker Non-Votes
Proposal 2: Approval of New Investment
Advisory Agreement	67,235,832.33	1,099,534.01	1,706, 013.64	27,170,768.50

G. Optimum Fixed Income Fund

	All Shareholders
	For	Against	Abstain	Broker Non-Votes
Proposal 2: Approval of New Investment
Advisory Agreement	307,698,346.08	4,979,572.97	9,166,551.57	91,719,306.91

Board Consideration of Certain Optimum Fund Trust
Sub-Advisory Agreements

At a meeting held on March 18, 2010, the Board of Trustees, including a majority of non-interested or independent Trustees, approved new Sub-Advisory Agreements (the “Sub-Advisory Agreements”) between Delaware Management Company (the “Manager” or “DMC”) and each of Pacific Investment Management Company LLC (“PIMCO”; for the Optimum Fixed Income Fund) and Columbia Wanger Asset Management, L.P. (“CWAM”; for the Optimum Small-Mid Cap Growth Fund). PIMCO and CWAM may be referred to below as the “Sub-Adviser(s)”. PIMCO replaced TCW Investment Management Company (“TCW”) as a sub-adviser to the Fund on April 1, 2010. In reaching the decision to approve the PIMCO Sub-Advisory Agreement (the “PIMCO Agreement”), the Board considered and reviewed information about PIMCO, including its personnel, operations and financial condition, which had been provided by PIMCO. The Board also reviewed material furnished by DMC (with the assistance of its consultant, LPL Financial Corporation (“LPL”)), including: a memorandum from DMC reviewing the PIMCO Agreement and the various services proposed to be rendered by PIMCO; research and analysis concerning DMC’s proposal of PIMCO; a description of PIMCO’s proposed sub-advisory fees under the PIMCO Agreement; information concerning PIMCO’s organizational structure and the experience of its investment management personnel; a “due diligence” report describing various material items in relation to PIMCO’s personnel, organization and policies; copies of PIMCO’s compliance policies and procedures and its Code of Ethics; and a copy of the PIMCO Agreement.

The need for approval of a new Sub-Advisory Agreement for CWAM (the “CWAM Agreement”) arose from a pending change in control of CWAM arising out of the plans of Ameriprise Financial, Inc. to acquire CWAM from Bank of America, N.A. (the “Transaction”). The CWAM Agreement became effective on May 1, 2010 after completion of the Transaction. Because CWAM was an existing sub-adviser to the Optimum Small-Mid Cap Growth Fund, the Board took into account information furnished and discussed throughout the year at quarterly Board meetings when discussing the CWAM Agreement, as well as information furnished specifically for the contract approval considerations being conducted at the Board meeting. Information furnished at Board meetings throughout the year included: an analysis by DMC (with the assistance of LPL) of the investment performance of CWAM and the sleeve of the Fund it sub-advised; a report prepared by Lipper Inc. (“Lipper”) comparing the Fund’s investment performance and expenses with certain other mutual funds deemed comparable (“Lipper Report”); and compliance reports and related certifications furnished by CWAM and DMC. Material furnished specifically in connection with the review of the CWAM Agreement included: materials similar to the information provided to the Board in connection with the approval of the PIMCO Agreement; and materials specifically discussing the Transaction.

In considering such information and materials, the independent Trustees received assistance from and met separately with independent counsel. The materials prepared by Management specifically in connection with the approval of the Sub-Advisory Agreements were sent to the independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its consideration of the Sub-Advisory Agreements.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services to be provided by PIMCO, the Board specifically considered that the PIMCO Agreement contains substantially similar provisions to those in the prior TCW sub-advisory agreement except for the provisions relating to the fees. The Board reviewed materials provided by PIMCO regarding the experience and qualifications of personnel who will be responsible for managing PIMCO’s portion of the Optimum Fixed Income Fund, and placed weight on PIMCO’s performance in managing an existing account (the “PIMCO Account”) in a similar investment strategy to the one they would employ for the Fund. The Board also considered that PIMCO would co-manage the Optimum Fixed Income Fund with another adviser, DMC. The Board considered the compatibility of the two advisers’ investment philosophies and methodologies.

In considering the nature, extent and quality of the services to be provided by CWAM, the Board specifically considered that the CWAM Agreement contains substantially similar provisions to those in the prior CWAM sub-advisory agreement for the Optimum Small-Mid Cap Growth Fund. The Board reviewed materials provided by CWAM regarding its experience and the qualifications of its personnel, and placed weight on CWAM’s representation that there are no planned changes with respect to CWAM’s personnel responsible for security selection and portfolio management of the portion of the Optimum Small-Mid Cap Growth Fund managed by CWAM after the completion of the Transaction. The quality of the services of CWAM was considered primarily in respect to the investment performance of its sleeve of the Fund. The Board was also satisfied with the adherence by CWAM with the investment policies and restrictions of the Fund, as well as their adherence to various compliance and other procedures based on personal presentations made by representatives of CWAM and DMC reports of its discussions with CWAM, as well as certificates and materials furnished at Board meetings and in connection with the approval of the CWAM Agreement. Based upon these considerations, the Board determined that the nature, extent and quality of the services to be provided by PIMCO and CWAM under the Sub-Advisory Agreements were satisfactory.

Investment Performance. In regards to PIMCO, the Board reviewed information on the performance of the PIMCO Account over various time periods. The Board also reviewed an analysis showing the projected composite investment performance of the Optimum Fixed Income Fund that would have resulted from combining the performance of PIMCO in managing the PIMCO Account with the performance of DMC in managing its portion of the Fund over various time periods measured in several different ways. In respect to such analysis, the Board noted that PIMCO’s fixed income style seemed a good complement to that followed by DMC. In regards to CWAM, the Board placed significant emphasis on CWAM’s prior investment performance on its sleeve of the Optimum Small-Mid Cap Growth Fund. While consideration was given to performance reports and discussions throughout the year (including the Lipper Report described above), particular attention in assessing performance was given to CWAM’s performance on its portion of the Fund to date relative to the Fund’s peers and benchmark. The Board was satisfied with such performance. In addition, the Board placed weight on CWAM’s representation that there are no planned changes with respect to the CWAM personnel currently responsible for security selection and portfolio management of its portion of the Fund after the completion of the Transaction. The Board believed such information and analysis evidenced the benefits to the Funds and high quality of portfolio management services expected to be provided by PIMCO and CWAM under their respective Sub-Advisory Agreements.

Sub-Advisory Fee; Profitability; and Economies of Scale. The Board noted that the fees to be paid to PIMCO under the PIMCO Agreement were slightly higher than those charged by TCW at higher assets under management levels, but would be paid out of the fee paid to DMC in its role as investment manager and would result in no increase in costs to the Optimum Fixed Income Fund. The Board was provided with a description of fees to be charged by CWAM under the CWAM Agreement which showed them to be identical to the sub-advisory fees from the prior CWAM sub-advisory agreement for the Optimum Small-Mid Cap Growth Fund. The Board also was provided with information showing that each Sub-Adviser’s fees were competitive with those charged by the Sub-Advisers’ to other comparable investment companies or accounts. The Board was informed that the Sub-Advisers may receive certain fall-out benefits in connection with their relationship with the Funds, such as soft-dollar arrangements. The Board also noted that the management fee paid by the Funds to DMC would stay the same at current asset levels, and that DMC’s profitability would remain the same following the transition to the Sub-Advisers at current asset levels. Information about PIMCO’s estimated profitability from its relationship with the Optimum Fixed Income Fund was not available because it had not begun to provide services to the Fund, but the Board had previously been provided with profitability from CWAM on its portion of the Optimum Small-Mid Cap Growth Fund. The investment management fees for the Optimum Fixed Income Fund contained breakpoints with the Fund’s asset size being at a high enough level to benefit from such breakpoints and to the extent economies of scale may be realized in the management of any of these Funds, the Trustees believed such schedule of fees provided a sharing of benefits with the Fund and its shareholders. The Optimum Small-Mid Cap Growth Fund had approximately $225 million in net assets at February 28, 2010. The Trustees believed at such asset levels and taking into account the nature of the Fund and extent to which certain of its expenses are borne by DMC, that no meaningful economies of scale existed. Based upon such facts, the Board believed that the fees to be charged by the Sub-Advisers under the Sub-Advisory Agreements were fair and reasonable in relation to the services being provided.

Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex1 Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Mark S. Casady2	Trustee	April 21,	Chairman and	6	Director and Chair –
2005 Market Street		2003 to	Chief Executive Officer –		LPL Investment
Philadelphia, PA		present	LPL Financial Corporation		Holding Inc.
19103			(2005 – Present)		(2005 – Present)

Age 49			President and Chief Executive
Officer – LPL Financial Corporation
(2004 – 2005)

Theodore K. Smith2	Trustee, President	June 12, 2008	Executive Vice President	6	None
2005 Market Street	and Chief	to present	Retail Product Sales and Marketing
Philadelphia, PA	Executive Officer		Delaware Investments
19103			(2006 – Present)

Age 41			Head of Strategic Partner
Account Management
Lincoln Financial Distributors
(2005 – 2006)

Vice President
Head of Managed Accounts
Delaware Investments
(2002 – 2005)

Independent Trustees
Robert J. Christian	Trustee	November 1, 2007	Private Investor	6	Trustee – Wilmington Funds
2005 Market Street	and Chairman	to present	(2006 – Present)		(24 mutual funds)
Philadelphia, PA					(1998 – Present)
19103

Age 61			Chief Investment Officer		Trustee – FundVantage Trust
			Wilmington Trust Corporation		(7 mutual funds)
			(Trust Bank)		(2007 - Present)
(1996 – 2006)

Nicholas D. Constan	Trustee	July 17, 2003	Adjunct Professor –	6	None
2005 Market Street		to present	University of Pennsylvania
Philadelphia, PA			(1972 – Present)
19103

Age 71

Durant Adams Hunter	Trustee	July 17, 2003	Principal-Ridgeway Partners	6	None
2005 Market Street		to present	(Executive Recruiting)
Philadelphia, PA			(2004 – Present)
19103

Age 61

Number of
				Portfolios in Fund	Other
Name,				Complex1 Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Stephen Paul Mullin	Trustee	July 17, 2003	Senior Vice President –	6	None
2005 Market Street		to present	Econsult Corporation
Philadelphia, PA			(Economic Consulting)
19103			(2000 – Present)

Age 54

Robert A. Rudell	Trustee	July 17, 2003	Private Investor	6	Director and Chair,
2005 Market Street		to present	(2002 – Present)		Compensation Committee –
Philadelphia, PA					Medtox Scientific, Inc.
19103					(Medical devices/Clinical lab)
(2002 – Present)
Age 61
Director and
Independent Chairman–
Heartland Funds
(3 mutual funds)
(2005 – Present)

Director –
Vantagepoint
(27 mutual funds)
(2007 – Present)

Jon Edward Socolofsky	Trustee	July 17, 2003	Private Investor	6	None
2005 Market Street		to present	(2002 – Present)
Philadelphia, PA
19103

Age 64

Officers
David F. Connor	Vice President,	Vice President since	Mr. Connor has served as	6	None4
2005 Market Street	Deputy General	July 17, 2003	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments3 since 2000.
December 6, 2005
Age 45

David P. O’Connor	Senior Vice President,	October 25, 2005	Mr. O’Connor has served in	6	None4
2005 Market Street	General Counsel,	to present	various executive and legal
Philadelphia, PA	and Chief		capacities at different times at
19103	Legal Officer		Delaware Investments.

Age 43

Daniel Geatens	Vice President	September 20, 2007	Mr. Geatens has served in	6	None4
2005 Market Street	and Treasurer	to present	various capacities at
Philadelphia, PA			Delaware Investments.
19103

Age 37

Richard Salus	Senior	January 1, 2006	Mr. Salus has served in	6	None4
2005 Market Street	Vice President	to present	various executive capacities
Philadelphia, PA	and		at different times at
19103	Chief Financial		Delaware Investments.
Officer
Age 45

1 The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
2 “Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
3 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s manager, principal underwriter and service agent.
4 Messrs Connor, O’Connor, Geatens and Salus also serve in similar capacities for the Delaware Investments Family of Funds, a fund complex also managed and distributed by Delaware Investments with 83 funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the Fact Sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Mark S. Casady
Chairman and
Chief Executive Officer
LPL Financial Corporation

Theodore K. Smith
Executive Vice President
Delaware Investments

Robert J. Christian
Private Investor

Nicholas D. Constan
Adjunct Professor —
University of Pennsylvania

Durant Adams Hunter
Principal — Ridgeway Partners

Stephen Paul Mullin
Senior Vice President — Econsult Corporation

Robert A. Rudell
Private Investor

Jon Edward Socolofsky
Private Investor

Affiliated officers

David F. Connor
Vice President,
Deputy General Counsel
and Secretary
Optimum Fund Trust
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Optimum Fund Trust
Philadelphia, PA

David P. O’Connor
Senior Vice President,
General Counsel
and Chief Legal Officer
Optimum Fund Trust
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Optimum Fund Trust
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 914-0278

For securities dealers
and financial institutions
representatives only
800 362-7500

Web site
www.optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Forms N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 914-0278; (ii) on the Fund’s Web site at www.optimummutualfunds.com ; and (iii) on the SEC’s Web site at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.optimummutualfunds.com; and (ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Robert J. Christian
     Robert A. Rudell
     Jon E. Socolofsky

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $134,830 for the fiscal year ended March 31, 2010.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $154,500 for the fiscal year ended March 31, 2009.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended March 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended March 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $47,086 for the fiscal year ended March 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return, review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $45,620 for the fiscal year ended March 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2009.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2010.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2009.

     (e) Not applicable.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $246,800 and $294,734 for the registrant’s fiscal years ended March 31, 2010 and March 31, 2009, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Optimum Fund Trust

/s/ THEODORE K. SMITH
By:	Theodore K. Smith
Title:	Chief Executive Officer
Date:	June 4, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ THEODORE K. SMITH
By:	Theodore K. Smith
Title:	Chief Executive Officer
Date:	June 4, 2010

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 4, 2010